--------------------------------------------------------------------------------
                                  SMITH BARNEY
                            INTERNATIONAL AGGRESSIVE
                                   GROWTH FUND
--------------------------------------------------------------------------------
               CLASSIC SERIES | ANNUAL REPORT | OCTOBER 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                        [GRAPHIC] Classic Series

                                                Annual Report . October 31, 2000

                                                                    SMITH BARNEY
                                                        INTERNATIONAL AGGRESSIVE
                                                                     GROWTH FUND

[PHOTO]

JAMES B. CONHEADY,
JEFFREY J. RUSSELL,
Portfolio Managers

--------------------------------------------------------------------------------
JEFFREY J. RUSSELL
--------------------------------------------------------------------------------

Jeffrey J. Russell, CFA, has more than 19 years of securities business experi-ence and has been co-managing the Fund since its inception.

Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

--------------------------------------------------------------------------------
JAMES B. CONHEADY
--------------------------------------------------------------------------------

James B.Conheady has more than 39 years of securities business experience and has been co-managing the Fund since its inception.

Education: BSS from Georgetown
University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks total return on its assets from growth of capital and income by investing principally in a diversified portfolio of equity securities of established non-U.S. issuers.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 21, 1995

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
19 Years (Jeffrey J. Russell)
39 Years (James B. Conheady)

            CLASS 1   CLASS A    CLASS B   CLASS L
--------------------------------------------------------------------------------
NASDAQ       CSQIX    CSQAX       CSQBX      N/A
--------------------------------------------------------------------------------
INCEPTION   8/8/96    2/21/95    2/21/95   9/13/00

Average Annual Total Returns as of October 31, 2000

                           Without Sales Charges/(1)/
                   Class 1      Class A/(2)/   Class B/(2)/    Class L
--------------------------------------------------------------------------------
One-Year           31.53%       31.00%         30.04%          N/A
--------------------------------------------------------------------------------
Five-Year          N/A          24.96          24.06           N/A
--------------------------------------------------------------------------------
Since Inception+   26.20        25.19          24.28           (9.80)%++
--------------------------------------------------------------------------------

                             With Sales Charges/(3)/
                   Class 1      Class A/(2)/   Class B/(2)/    Class L
--------------------------------------------------------------------------------
One-Year           20.33%       24.44%         25.04%          N/A
--------------------------------------------------------------------------------
Five-Year          N/A          23.69          23.97           N/A
--------------------------------------------------------------------------------
Since Inception+   23.57        24.05          24.28           (11.60)%++
--------------------------------------------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/For the purpose of calculating performance, the Fund's inception date is March 17,1995 (date the Fund's investment strategy was implemented).

/(3)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
What's Inside

Your Investment in the Smith Barney International Aggressive Growth Fund ..    1
A Message from the Chairman ...............................................    2
Letter from the Portfolio Managers ........................................    3
Historical Performance ....................................................    7
Smith Barney International Aggressive Growth Fund at a Glance .............    9
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   21
Independent Auditors' Report ..............................................   25
Additional Information ....................................................   26
Tax Information ...........................................................   27

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

--------------------------------------------------------------------------------
               YOUR INVESTMENT IN THE SMITH BARNEY INTERNATIONAL
                             AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Ably guided by seasoned portfolio managers Jeff Russell and James Conheady, the International Aggressive Growth Fund looks to offer investors total return on its assets from the growth of capital and income by investing primarily in a diversified portfolio of equity securities of established non-U.S. issuers.

[GRAPHIC]    Overseas Companies Positioned for Rapid Growth
             Jeff and James use a rigorous process in carefully evaluating companies, seeking dynamic businesses that they believe demonstrate a potential for consistent revenue and earnings growth. Jeff and James also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy. In allocating assets among countries and regions, Jeff and James carefully evaluate each region's economic stability and potential prospects for economic growth, stable governments with policies that encourage economic growth, and hands-on analysis of a range of individual investment opportunities.

[GRAPHIC]    A Pure Investment in the Overseas Markets
             Jeff and James are firm believers that a world of opportunity exists beyond the United States. While most global mutual funds may allocate a substantial portion of assets to the U.S. markets, Jeff and James invest most of the Fund's assets in countries other than the U.S.

[GRAPHIC]    Portfolio Manager-Driven Funds--The Classic Series
             The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series funds enable investors to participate in a mutual fund for which investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

[GRAPHIC]    A Distinguished History of Managing Your Serious Money
             Founded in 1873 and 1892, respectively, the firms of Charles D.
             Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management
             Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

             At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

            1    Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO]

HEATH  B. MCLENDON
CHAIRMAN

The world's economies, so far in the new millennium, have faced a number of challenges, such as the elimination of trade barriers and the deregulation of international labor markets.

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy"/1/ stocks has subsided, resulting in what we believe are generally more reasonable valuations.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and concerns that the bull market in stocks may be running out of steam, we at SSB Citi Asset Management Group ("SSB Citi") believe it has become more important than ever to remain globally diversified. Despite the tremendous returns of the U.S. stock market in the past few years, the U.S. has yet to be the top-performing market in any one year over the last two decades. Of course there are certain risks in international investing, which may pose a greater risk than investing in the U.S., such risks include currency fluctuations, different accounting standards and less financial regulation and social and economic instability.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management, /2/ we believe that SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney Investment Series -- Smith Barney International Aggressive Growth Fund ("Fund"), formerly known as Concert Investment Series -- International Equity Fund, provides you with the opportunity to participate in foreign markets and capitalize on expanding overseas opportunities by investing principally in a diversified portfolio of stocks, of established non-U.S. issuers.

As international stock investors, portfolio managers Jeffrey Russell and James Conheady look for promising companies that have experienced and effective management teams that are committed to long-term growth, above average earnings growth and competitive advantages. They believe that while a sector or region may have winners and losers, great companies stand out for reasons of marketplace strategy, leadership and management.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 27, 2000

----------
1 The New Economy represents those companies in the technology, telecommunications and Internet sectors.

2 As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

              2 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Investment Series -- Smith Barney International Aggressive Growth Fund ("Fund") for the year ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update and Investment Strategy

The past twelve months included a series of extraordinary financial market events that influenced significantly the net asset value ("NAV")/1/ per share of the Fund. For the year ended October 31, 2000, the Fund's Class A shares, without and with sales charges, returned 31.00% and 24.44%, respectively. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned a negative 2.90% for the same period.

The Fund's fiscal year began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology
(TMT) stocks drove a very sharp rally of global markets. Year 2000 technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

--------------------------------------------------------------------------------
                    THE FUND'S TOP HOLDINGS ARE ILLUSTRATIVE
                   OF OUR GROWTH-ORIENTED STOCK/3/ SELECTION
                            CRITERIA, INCLUDING LARGE
                        BUSINESS OPPORTUNITIES AND STABLE
                           AND VISIONARY MANAGEMENTS.
--------------------------------------------------------------------------------

Overlooked by many during the favorable global capital markets environment of late 1999, however, were several trends that unnerved many investors as 2000 progressed, such as:

 .    The U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

 .    The new European currency, the euro,/4/ continued the trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar during the Fund's fiscal year. Moreover, the euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

 .    Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

----------
1 NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding for each class of shares. The NAV fluctuates with changes in the value of the securities in which the Fund has invested.

2 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

3 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

4 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxemburg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

              3 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

 .    Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

These factors ultimately proved an insurmountable hurdle for most international growth stocks, which have significantly underperformed international value stocks/5/ during the past year. After a strong surge in the early part of the year, growth stocks succumbed to the factors previously discussed and underperformed value stocks by more than 8% during the Fund's fiscal year.

Selected industry sectors incurred new challenges.The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses.The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses and capital spending.

--------------------------------------------------------------------------------
                       SELECTED INDUSTRY SECTORS INCURRED
                          NEW CHALLENGES. THE EUROPEAN
                      TELECOMMUNICATIONS OPERATORS EMBARKED
                      ON AN AGGRESSIVE COMPETITIVE BIDDING
                  PROCESS TO SECURE THIRD GENERATION WIRELESS
                     COMMUNICATIONS LICENSES. THE VICTORIOUS
                        BIDS, IN MANY NATIONALITIES, WERE
                       SIGNIFICANTLY HIGHER THAN EXPECTED.
--------------------------------------------------------------------------------

Fund Outlook

The composition of the Fund shifted during the period, primarily due to the outperformance of European stocks.The Fund's allocation of approximately 54% Europe, 40% Asia, and 6% Canada, Latin America and other emerging markets at the beginning of the year changed to approximately 63% Europe, 28% in Asia and 8% in Canada, Latin America and other emerging markets as of October 31, 2000.

Europe

European stock markets showed relatively solid performance during much of the period when measured in local currencies. Yet the fall of the euro dramatically lowered returns for dollar-based investors. In addition, we think the decline of the euro versus the U.S. dollar appears to be due to growth and interest rate differentials favoring the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank (ECB). At the end of the fiscal year, the ECB intervened in the currency markets in order to stabilize the euro.

The silver lining of the euro's decline has been the improvement in European export competitiveness. However, we think the potential for imported inflation clearly exists. Moreover, recent rounds of interest rate increases have cooled the uptick in economic activity. Nevertheless, Europe's growth is reducing its chronically high levels of unemployment.

----------
5 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

               4 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

Asia

The Asian stock markets were relatively poor performers during the period. In our opinion, several factors weighed on Asian markets. First, the monetary policy of many Asian economies is tied to the U.S. interest rate cycle through currency links. As rates rose in the U.S., Asian stock markets were pressured. Second, many of these markets have high representation of technology shares, such as the Korean stock market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (e.g. Taiwan) caused regional investor concerns to rise.

In contrast with our optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The financial system is being rationalized. Several high profile bankruptcies of insurance and other companies are positive for the economy in the long run. In the short term, however, these events have been a stark reminder to Japanese consumers and savers of the fragility of Japan's recovery.

Emerging Markets

Emerging markets suffered this year. While selected commodity prices firmed, benefiting the generally commodity dependent export economies, investor aversion to the heightened political risk in many less developed economies weighed on these markets. We have limited emerging market investments and we do not currently anticipate increasing our allocation.

--------------------------------------------------------------------------------
                     THE SILVER LINING OF THE EURO'S DECLINE
                      HAS BEEN THE IMPROVEMENT IN EUROPEAN
                             EXPORT COMPETITIVENESS.
--------------------------------------------------------------------------------

Top Holdings As Of October 31, 2000

Our top holdings in the Fund reflect an eclectic mix of investment themes and emphasis. Moreover, the Fund's top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and what we deem are stable and visionary managements.

 .    Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Germany, benefits deployment of Tomra's products and materials recycling processes;

 .    The Furukawa Electric Co., Ltd. of Japan is one of the largest manufacturers of optical fibers in Asia. The company also holds a significant equity stake in JDS Uniphase Corp. of Canada, a clear leader in optical networking technology;

 .    Groupe Danone of France produces global branded consumer products. The company's offerings include dairy products (Dannon yogurt), bottled water (Evian) and baked goods;

 .    MLP AG of Germany is a full service, retail and financial services organization offering professional, high-income clients a diversity of investment products;

 .    William Demant A/S of Denmark is a global leader in the digital hearing aid industry;

 .    Celestica Inc. of Canada provides contract electronic manufacturing services to original equipment manufacturers. Celestica manufactures, assembles and tests a host of products for prominent global electronic companies;


              5 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

 .    Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's highly sophisticated instruments and information management solutions;

 .    Opticom ASA of Norway is developing polymer-based, high-density, storage media for a variety of data applications;

 .    JDS Uniphase Corp. of Canada designs, manufactures and markets high-speed fiber optic communications equipment; and

 .    C-MAC Industries Inc. of Canada also is a key participant in the consolidating contract electronic manufacturing industry. The company concentrates on the telecommunications market and is a key supplier to Nortel Networks Corp.

The Fund's past fiscal year has been marked by exceptional investment challenges from a combination of currency movements, government policy changes and sharp swings of investor sentiment. The result has been sharp stock market volatility.

Thank you for your investment in the Smith Barney Investment Series -- Smith Barney International Aggressive Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Jeffrey J. Russell             /s/ James B. Conheady

Jeffrey J. Russell                 James B. Conheady
Vice President                     Vice President

November 27, 2000

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.

              6 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
---------------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                               ---------------------------
                                Beginning       End              Income          Capital Gain       Total
Year Ended                       of Year      of Year           Dividends       Distributions      Returns/(1)/
===============================================================================================================
10/31/00                         $32.57        $42.17             $0.00             $0.74           31.53%
---------------------------------------------------------------------------------------------------------------
10/31/99                          19.06         32.57              0.00              0.00           70.88
---------------------------------------------------------------------------------------------------------------
10/31/98                          18.16         19.06              0.00              0.00            4.96
---------------------------------------------------------------------------------------------------------------
10/31/97                          16.52         18.16              0.00              0.00            9.99
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/96             16.00         16.52              0.00              0.00            3.25+
===============================================================================================================
  Total                                                           $0.00             $0.74
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
---------------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                               --------------------------
                                Beginning       End               Income         Capital Gain       Total
Year Ended                       of Year      of Year           Dividends       Distributions      Returns/(1)/
===============================================================================================================
10/31/00                         $32.24        $41.57             $0.00             $0.74           31.00%
---------------------------------------------------------------------------------------------------------------
10/31/99                          18.94         32.24              0.00              0.00           70.22
---------------------------------------------------------------------------------------------------------------
10/31/98                          18.14         18.94              0.00              0.00            4.41
---------------------------------------------------------------------------------------------------------------
10/31/97                          16.54         18.14              0.00              0.00            9.74
---------------------------------------------------------------------------------------------------------------
10/31/96                          13.86         16.54              0.00              0.00           19.34
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95             11.81         13.86              0.00              0.00           16.28(2))+
===============================================================================================================
  Total                                                           $0.00             $0.74
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
---------------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                               ---------------------------
                                Beginning       End              Income          Capital Gain       Total
Year Ended                       of Year      of Year           Dividends       Distributions      Returns/(1)/
===============================================================================================================
10/31/00                         $31.16        $39.86             $0.00             $0.74            30.04%
---------------------------------------------------------------------------------------------------------------
10/31/99                          18.44         31.16              0.00              0.00            68.98
---------------------------------------------------------------------------------------------------------------
10/31/98                          17.81         18.44              0.00              0.00             3.54
---------------------------------------------------------------------------------------------------------------
10/31/97                          16.36         17.81              0.00              0.00             8.93
---------------------------------------------------------------------------------------------------------------
10/31/96                          13.79         16.36              0.00              0.00            18.64
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95             11.81         13.79              0.00              0.00            15.69/(2)/+
===============================================================================================================
  Total                                                           $0.00             $0.74
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
---------------------------------------------------------------------------------------------------------------
                                    Net Asset Value
                              ----------------------------
                                Beginning        End             Income          Capital Gain       Total
Period Ended                    of Period     of Period         Dividend         Distribution      Return/(1)/
===============================================================================================================
Inception*-- 10/31/00            $46.13        $41.61             $0.00             $0.00           (9.80)%+
===============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

              7 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                         Without Sales Charges/(1)/
                              --------------------------------------------------
                              Class 1      Class A/(2)/   Class B/(2)/ Class L
================================================================================
Year Ended 10/31/00            31.53%       31.00%         30.04%      N/A
--------------------------------------------------------------------------------
Five Years Ended 10/31/00       N/A         24.96          24.06       N/A
--------------------------------------------------------------------------------
Inception* through 10/31/00    26.20        25.19          24.28      (9.80)%+
================================================================================

                                              With Sales Charges/(3)/
                              --------------------------------------------------
                               Class 1      Class A/(2)/  Class B/(2)/ Class L
================================================================================
Year Ended 10/31/00            20.33%       24.44%         25.04%         N/A
--------------------------------------------------------------------------------
Five Years Ended 10/31/00       N/A         23.69          23.97          N/A
--------------------------------------------------------------------------------
Inception* through 10/31/00    23.57        24.05          24.28       (11.60)%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges/(1)/
================================================================================
Class 1 (Inception* through 10/31/00)                          167.74%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/00)(2)                       254.33
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)(2)                       239.95
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                           (9.80)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the current maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year.

* Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.

+ Total return is not annualized, as it may not be representative of the total return for the year.

              8 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney International Aggressive Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney International Aggressive Growth Fund vs. MSCI EAFE Index+
--------------------------------------------------------------------------------
                           March 1995 -- October 2000

          International Aggressive   International Aggressive     MSCI EAFE
          Growth Fund-- Class A        Growth Fund-- Class B        Index
  3/17/95           9,453                     10,000                10,000
   Oct-95          10,991                     11,069                 9,993
   Oct-96          13,109                     13,316                11,073
   Oct-97          14,385                     14,641                11,618
   Oct-98          15,020                     15,270                12,755
   Oct-99          25,567                     26,041                15,694
 10/31/00          32,966                     33,995                16,281


+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The per-formance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Diversification by Country*+
--------------------------------------------------------------------------------

        13.1%       Canada
         3.4%       Denmark
         7.8%       France
         7.7%       Germany
         4.6%       Hong Kong
        13.9%       Japan
         8.3%       Norway
         4.4%       Sweden
         6.6%       Switzerland
        15.8%       United Kingdom
        14.4%       Other

--------------------------------------------------------------------------------
Investment Allocation*++
--------------------------------------------------------------------------------

         1.0%       Repurchase Agreement
        99.0%       Common Stock

* All information is as of October 31, 2000. Please note that Fund holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.

              9 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 2000
--------------------------------------------------------------------------------

   SHARES            SECURITY                                         VALUE
================================================================================
COMMON STOCK -- 99.0%
Australia -- 1.1%
     500,000      ERG Ltd.                                          $ 2,448,491
--------------------------------------------------------------------------------
Canada -- 13.0%
     100,000      Celestica Inc.*                                     7,123,682
     110,000      Certicom Corp.*                                     3,637,137
     100,000      C-MAC Industries Inc.*                              5,630,852
      70,000      JDS Uniphase Corp.*                                 5,696,250
     100,000      Nortel Networks Corp.                               4,550,000
     175,000      Patheon, Inc.*                                      1,581,222
--------------------------------------------------------------------------------
                                                                     28,219,143
--------------------------------------------------------------------------------
China -- 0.6%
     600,000      China Unicom Ltd.*                                  1,203,985
--------------------------------------------------------------------------------
Denmark -- 3.4%
     155,000      William Demant A/S                                  7,413,650
--------------------------------------------------------------------------------
Finland -- 2.0%
     100,000      Nokia Oyj                                           4,275,007
--------------------------------------------------------------------------------
France -- 7.7%
      35,000      Axa                                                 4,627,903
      50,000      Credit Lyonnais                                     1,708,340
      30,000      Equant N.V.*                                        1,003,136
      50,000      FI System*                                            949,313
      60,000      Groupe Danone                                       8,381,082
--------------------------------------------------------------------------------
                                                                     16,669,774
--------------------------------------------------------------------------------
Germany -- 7.6%
      10,000      Allianz AG                                          3,362,434
       2,000      Biodata Information Technology AG*                    433,972
      25,000      DataDesign AG*                                        455,586
      80,000      Intershop Communications AG*                        4,021,021
      60,000      MLP AG                                              8,289,541
--------------------------------------------------------------------------------
                                                                     16,562,554
--------------------------------------------------------------------------------
Hong Kong -- 4.5%
      60,000      China Mobile Ltd.*                                  1,837,500
   1,000,000      Computer & Technologies Holdings Ltd.                 685,977
     350,000      Hutchison Whampoa Ltd.                              4,341,847
   1,600,000      Li & Fung Ltd.                                      2,974,702
--------------------------------------------------------------------------------
                                                                      9,840,026
--------------------------------------------------------------------------------
Iceland -- 0.8%
      85,000      deCODE GENETICS, INC.*                              1,785,000
--------------------------------------------------------------------------------
Ireland -- 1. 4%
      50,000      Elan Corp. PLC*                                     2,596,875
      75,685      Irish Continental Group PLC                           416,980
     100,000      IWP International PLC                                 135,616
--------------------------------------------------------------------------------
                                                                      3,149,471
--------------------------------------------------------------------------------
Israel -- 3.0%
      80,000      Amdocs Ltd.*                                        5,185,000
     175,000      BATM Advanced Communications Ltd.                   1,295,995
--------------------------------------------------------------------------------
                                                                      6,480,995
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              10 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

   SHARES                             SECURITY                        VALUE
================================================================================
   Italy -- 1.9%
     200,000        Telecom Italia Mobile S.p.A.                  $  1,710,459
      75,000        Tiscali S.p.A.*                                  2,393,414
--------------------------------------------------------------------------------
                                                                     4,103,873
--------------------------------------------------------------------------------

   Japan -- 13.8%
      50,000        FANUC LTD.                                       4,487,590
     350,000        The Furukawa Electric Co., Ltd.                  9,199,560
      20,000        Matsushita Communication Industrial Co., Ltd.    2,619,287
     300,000        Nippon Sheet Glass Co., Ltd.                     4,560,857
         140        NTT DoCoMo, Inc.                                 3,449,034
      18,000        SOFTBANK CORP.                                   1,079,769
      20,000        SONY CORP.                                       1,597,216
      20,000        Trend Micro Inc.                                 1,886,620
      65,000        USHIO INC.                                       1,131,056
--------------------------------------------------------------------------------
                                                                    30,010,989
--------------------------------------------------------------------------------
   Netherlands -- 0.8%
     100,000        United Pan-Europe Communications N.V.*           1,750,297
--------------------------------------------------------------------------------
   Norway -- 8.2%
      20,000        Fast Search & Transfer ASA*                        951,562
      40,000        Opticom ASA*                                     6,786,732
     250,000        Tomra Systems ASA                               10,026,343
--------------------------------------------------------------------------------
                                                                    17,764,637
--------------------------------------------------------------------------------
   Singapore -- 0.9%
     200,000        Venture Manufacturing Ltd.                       1,936,770
--------------------------------------------------------------------------------
   Spain -- 1.4%
     300,000        Indra Sistemas, S.A.                             3,015,765
--------------------------------------------------------------------------------
   Sweden -- 4.4%
     250,000        AU-System AB*                                    1,609,281
     100,000        Framtidsfabriken AB*                               262,475
     150,000        Icon Medialab International AB*                  1,205,090
     110,000        Scandinavia Online AB*                             863,394
     125,000        Securitas AB, Class B Shares                     2,657,186
     175,000        Skandia Forsakrings AB                           2,960,329
         350        TeleLarm Care AB*                                    3,441
--------------------------------------------------------------------------------
                                                                     9,561,196
--------------------------------------------------------------------------------
   Switzerland -- 6.6%
        75,000      Fantastic Corp.*                                   200,246
         1,000      Julius Baer Holding Ltd. AG                      4,949,669
       150,000      Mettler-Toledo International Inc.*               7,003,125
           750      Phonak Holding AG                                2,148,101
--------------------------------------------------------------------------------
                                                                    14,301,141
--------------------------------------------------------------------------------
   Taiwan -- 0.3%
       374,000      United Microelectronics Corp.                      658,756
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

             11 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

        SHARES                       SECURITY                          VALUE
================================================================================
United Kingdom -- 15.6%
        600,000  Baltimore Technologies PLC*                      $  4,622,020
        400,000  Capita Group PLC                                    3,072,634
        107,000  COLT Telecom Group PLC*                             3,407,356
        500,000  Energis PLC*                                        4,261,900
        200,000  Galen Holdings PLC                                  2,606,511
        250,000  Guardian IT PLC                                     3,376,122
        350,000  Hays PLC                                            1,931,287
        610,000  Serco Group PLC                                     5,602,547
        550,000  Telewest Communications PLC*                          912,460
        709,078  Vodafone Group PLC                                  2,957,666
         30,000  Vodafone Group PLC, Sponsored ADR                   1,276,875
--------------------------------------------------------------------------------
                                                                    34,027,378
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $167,498,314)                            215,178,898
================================================================================
       FACE
      AMOUNT                        SECURITY                          VALUE
================================================================================
REPURCHASE  AGREEMENT -- 1.0%
   $  2,232,000  CIBC World Markets Corp., 6.470% due 11/1/00;
                   Proceeds at maturity -- $2,232,401;
                   (Fully collateralized by U.S.
                   Treasury Notes, 5.000% due 2/28/01;
                   Market value -- $2,276,732)
                   (Cost -- $2,232,000)                              2,232,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                  (Cost -- $169,730,314**)                        $217,410,898
================================================================================

*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

             12 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $169,730,314)                    $217,410,898
  Foreign currency, at value (Cost -- $705)                                707
  Cash                                                                   3,230
  Receivable for Fund shares sold                                    1,882,964
  Dividends and interest receivable                                     50,293
  Deferred organization costs                                            4,851
--------------------------------------------------------------------------------
  Total Assets                                                     219,352,943
--------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                     191,387
  Payable for Fund shares purchased                                     90,677
  Distribution fees payable                                             63,430
  Trustees' retirement plan                                             17,594
  Accrued expenses                                                     317,964
--------------------------------------------------------------------------------
  Total Liabilities                                                    681,052
--------------------------------------------------------------------------------
Total Net Assets                                                  $218,671,891
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $     53,836
  Capital paid in excess of par value                              174,672,840
  Accumulated net realized loss on security transactions
   and foreign currencies                                           (3,733,539)
  Net unrealized appreciation of investments and foreign
   currencies                                                       47,678,754
--------------------------------------------------------------------------------
Total Net Assets                                                  $218,671,891
================================================================================
Shares Outstanding:
  Class 1                                                              211,722
  ------------------------------------------------------------------------------
  Class A                                                            2,098,514
  ------------------------------------------------------------------------------
  Class B                                                            3,066,457
  ------------------------------------------------------------------------------
  Class L                                                                6,901
  ------------------------------------------------------------------------------

Net Asset Value:
  Class 1 (and redemption value)                                        $42.17
  ------------------------------------------------------------------------------
  Class A (and redemption value)                                        $41.57
  ------------------------------------------------------------------------------
  Class B *                                                             $39.86
  ------------------------------------------------------------------------------
  Class L **                                                            $41.61
  ------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class 1 (net asset value plus 9.29% of net asset value per share)     $46.09
  ------------------------------------------------------------------------------
  Class A (net asset value plus 5.26% of net asset value per share)     $43.76
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)     $42.03
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within first year of purchase.

                       See Notes to Financial Statements.

              13 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                         $   637,748
  Interest                                                              320,919
  Less: Foreign withholding tax                                         (61,188)
--------------------------------------------------------------------------------
  Total Investment Income                                               897,479
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                   1,924,573
  Distribution fees (Note 2)                                          1,251,175
  Shareholder and system servicing fees                                 668,849
  Custody                                                               124,414
  Registration fees                                                     100,663
  Shareholder communications                                             72,511
  Audit and legal                                                        48,350
  Trustees' fees                                                         23,425
  Amortization of deferred organization costs                             4,214
  Other                                                                  16,140
--------------------------------------------------------------------------------
  Total Expenses                                                       4,234,314
--------------------------------------------------------------------------------
Net Investment Loss                                                  (3,336,835)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Loss From:
    Security transactions (excluding short-term securities)          (3,626,296)
    Foreign currency transactions                                       (95,289)
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (3,721,585)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
   Foreign Currencies:
      Beginning of year                                              35,969,950
      End of year                                                    47,678,754
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            11,708,804
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                        7,987,219
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,650,384
================================================================================

                      See Notes to Financial Statements.

              14 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended October 31,
--------------------------------------------------------------------------------

                                                     2000              1999
================================================================================
OPERATIONS:
  Net investment loss                            $ (3,336,835)     $ (1,038,506)
  Net realized gain (loss)                         (3,721,585)        3,033,442
  Increase in net unrealized appreciation          11,708,804        28,875,283
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            4,650,384        30,870,219
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                              (2,094,997)                --
  Capital                                               (118)                --
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions
  to Shareholders                                 (2,095,115)                --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares               167,121,105         23,412,892
  Net asset value of shares issued for
   reinvestment of dividends                        2,046,141                 --
  Cost of shares reacquired                      (35,806,542)       (10,825,712)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                  133,360,704         12,587,180
--------------------------------------------------------------------------------
Increase in Net Assets                           135,915,973         43,457,399

NET ASSETS:
  Beginning of year                               82,755,918         39,298,519
--------------------------------------------------------------------------------
  End of year                                   $218,671,891        $82,755,918
================================================================================

                      See Notes to Financial Statements.

              15 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney International Aggressive Growth Fund ("Fund"), formerly known as the International Equity Fund, is a separate investment fund of the Smith Barney Investment Series ("Series"), formerly known as the Concert Investment Series. The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and seven other separate investment portfolios: Smith Barney Large Cap Core Fund, formerly known as the Growth Fund, Smith Barney Growth and Income Fund, formerly known as the Growth and Income Fund, Select Growth Portfolio, Select Mid Cap Portfolio, Select Growth and Income Portfolio, Select Small Cap Portfolio, formerly known as the Select Emerging Growth Portfolio, and Select Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $3,326,632 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

              16 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Fund's organization costs have been deferred and are currently being amortized on a straight-line basis over a five-year period.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets. The fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2000, the Fund paid transfer agent fees of $46,442 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS,Inc.("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and its affiliates received brokerage commissions of $33,368.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2000, SSB and CFBDS received sales charges of approximately $39,578, $1,895,679 and $2,000 on the sale of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $141,750 for Class B shares.

Pursuant to two Distribution Plans, the Fund pays a service fee with respect to its Class A and B shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended October 31, 2000, total Distribution Plan fees incurred were:

                                      Class A         Class B          Class L
================================================================================
Distribution Plan Fees                $197,704       $1,053,300          $171
================================================================================

All officers and one Trustee of the Series are employees of SSB.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


              17 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $177,175,121
--------------------------------------------------------------------------------
Sales                                                                50,921,121
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 68,511,678
Gross unrealized depreciation                                       (20,831,094)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 47,680,584
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended October 31, 2000, the Fund did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counter-party fail to perform under such contracts.

At October 31, 2000, the Fund had no open futures contracts.

7. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of October 31, 2000, the Fund held no purchased call or put option contracts.

              18 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Fund did not enter into any written covered call or put option contracts.

8. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2000, the Fund did not have any open short sale transactions.

10. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2000, the Fund had no securities on loan.

11. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, the Fund did not hold any TBA securities.

              19 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

12. Capital Loss Carryforward

At October 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,734,000, available to offset future capital gains through October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

13. Shares of Beneficial Interest

The Fund has four classes of beneficial interest, Classes 1, A, B and L each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                              Class 1       Class A        Class B      Class L
================================================================================
Total Paid-in Capital       $7,145,803   $62,943,161    $104,340,713   $296,999
================================================================================

Transactions in shares of each class were as follows:

                                      Year Ended                Year Ended
                                   October 31, 2000          October 31, 1999
                                  -----------------         -----------------
                                  Shares      Amount         Shares     Amount
================================================================================
Class 1
Shares sold                      123,166   $6,504,138     44,253     $1,056,385
Shares issued on reinvestment      1,811       84,866         --             --
Shares reacquired                (27,973)  (1,340,795)   (37,660)      (903,732)
--------------------------------------------------------------------------------
Net Increase                      97,004   $5,248,209      6,593       $152,653
================================================================================
Class A
Shares sold                    1,301,043   $62,889,325   372,018     $9,036,138
Shares issued on reinvestment     19,639       910,246        --             --
Shares reacquired               (390,830)  (18,112,155) (241,749)    (5,782,818)
--------------------------------------------------------------------------------
Net Increase                     929,852   $45,687,416   130,269     $3,253,320
================================================================================
Class B
Shares sold                    2,070,113   $97,428,289   553,936    $13,320,369
Shares issued on reinvestment     23,508     1,051,029        --             --
Shares reacquired               (354,053)  (16,353,592) (180,077)    (4,139,162)
--------------------------------------------------------------------------------
Net Increase                   1,739,568   $82,125,726   373,859     $9,181,207
================================================================================
Class L+
Shares sold                        6,901      $299,353        --             --
Shares issued on reinvestment         --            --        --             --
Shares reacquired                     --            --        --             --
--------------------------------------------------------------------------------
Net Increase                       6,901      $299,353        --             --
================================================================================
+ For the period from September 13, 2000 (inception date) to October 31, 2000.

              20 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:


Class 1 Shares                                2000/(1)/    1999/(1)/        1998          1997          1996/(2)/
=================================================================================================================
Net Asset Value, Beginning of Year             $32.57        $19.06        $18.16        $16.52        $16.00
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                          (0.45)        (0.28)        (0.21)        (0.17)        (0.03)
   Net realized and unrealized gain             10.79         13.79          1.11          1.81          0.55
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                    10.34         13.51          0.90          1.64          0.52
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                           (0.74)           --            --            --            --
   Capital                                      (0.00)*          --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.74)           --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $42.17        $32.57        $19.06        $18.16        $16.52
-----------------------------------------------------------------------------------------------------------------
Total Return                                    31.53%        70.88%         4.96%         9.99%         3.25%++
-----------------------------------------------------------------------------------------------------------------
Net Assets End of Year (millions)                  $9            $4            $2            $2          $0.2
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)/                                 1.42%         1.68%         1.79%         2.26%         2.50%+
   Net investment loss/(3)/                     (0.94)        (1.12)        (0.99)        (1.24)        (1.31)+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            27%           50%           63%           57%           78%
=================================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ For the period from August 8, 1996 (inception date) to October 31, 1996. /(3)/ If the Adviser had not waived fees or reimbursed expenses for the period ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.87% and (2.67)%, respectively.
  *    Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +    Annualized.



            21   Smith Barney International Aggressive Growth Fund
                    | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:


Class A Shares                                2000/(1)/    1999/(1)/        1998          1997          1996
=================================================================================================================
Net Asset Value, Beginning of Year             $32.24        $18.94        $18.14        $16.54        $13.86
-----------------------------------------------------------------------------------------------------------------
Income (Loss)From Operations:
   Net investment loss                          (0.64)        (0.37)        (0.27)        (0.26)        (0.19)
   Net realized and unrealized gain             10.71         13.67          1.07          1.86          2.87
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                    10.07         13.30          0.80          1.60          2.68
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                           (0.74)           --            --            --            --
   Capital                                      (0.00)*          --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.74)           --            --            --            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $41.57        $32.24        $18.94        $18.14        $16.54
-----------------------------------------------------------------------------------------------------------------
Total Return                                    31.00%        70.22%         4.41%         9.74%        19.34%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $87           $38           $20           $17           $10
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                                 1.82%         2.08%         2.25%         2.56%         2.75%
   Net investment loss/(2)/                     (1.36)        (1.53)        (1.46)        (1.59)        (1.56)
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            27%           50%           63%           57%           78%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) If the Adviser had not waived fees or reimbursed expenses for the year ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 4.12% and (2.92)%, respectively.
*    Amount represents less than $0.01.

            22   Smith Barney International Aggressive Growth Fund
                    | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:


Class B Shares                                2000/(1)/       1999/(1)/          1998           1997         1996
=====================================================================================================================
Net Asset Value, Beginning of Year             $ 31.16         $ 18.44          $ 17.81        $ 16.36      $ 13.79
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment loss                         (0.94)          (0.53)           (0.39)         (0.32)       (0.26)
     Net realized and unrealized gain            10.38           13.25             1.02           1.77         2.83
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      9.44           12.72             0.63           1.45         2.57
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
     Net realized gains                          (0.74)             --               --             --           --
     Capital                                     (0.00)*            --               --             --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.74)             --               --             --           --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $ 39.86         $ 31.16          $ 18.44        $ 17.81      $ 16.36
---------------------------------------------------------------------------------------------------------------------
Total Return                                     30.04%          68.98%            3.54%          8.93%       18.64%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $   123         $    41          $    18        $    13      $     8
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses/(2)/                                2.53%           2.79%            3.11%          3.30%        3.50%
     Net investment loss/(2)/                    (2.07)          (2.26)           (2.32)         (2.34)       (2.31)
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             27%             50%              63%            57%          78%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) If the Adviser had not waived fees or reimbursed expenses for the year ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 4.87% and (3.67)%, respectively.

*    Amount represents less than $0.01.

              23 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31:

Class L Shares                                        2000/(1)//(2)/
================================================================================
Net Asset Value, Beginning of Period                        $46.13
--------------------------------------------------------------------------------
Loss From Operations:
     Net investment loss                                     (0.11)
     Net realized and unrealized loss                        (4.41)
--------------------------------------------------------------------------------
Total Loss From Operations                                   (4.52)
--------------------------------------------------------------------------------
Less Distributions From:
     Net realized gains                                         --
     Capital                                                 (0.00)*
--------------------------------------------------------------------------------
Total Distributions                                          (0.00)*
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $41.61
--------------------------------------------------------------------------------
Total Return++                                               (9.80)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                              $287
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
     Expenses                                                 2.25%
     Net investment loss                                     (2.06)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                         27%
================================================================================

(1)  For the period from September 13, 2000 (inception date) to October 31,
     2000.

(2) Per share amounts have been calculated using the monthly average shares method.

*    Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

              24 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Smith Barney Investment Series:

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Smith Barney International Aggressive Growth Fund of Smith Barney Investment Series as of October 31, 2000, the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report theron, dated December 15, 1999, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Aggressive Growth of Smith Barney Investment Series, as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ KPMG LLP


New York, New York
December 7, 2000

              25 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Change in Independent Auditor: On October 12, 2000, Ernst & Young LLP ("E&Y") informed the Fund's Board of Trustees ("Board") that they were resigning as auditors of the Fund. E&Y informed the Board that they were resigning to comply with Independence Standard Board standards due to a recent relationship with Salomon Smith Barney Inc. During the Fund's two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. E&Y has provided a letter to the Securities and Exchange Commission stating that E&Y agrees with the foregoing statements, and has provided the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at 1-800-544-5445.

              26 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 2000:

     .    Total long-term capital gain distributions paid of $2,094,997.



              27 Smith Barney International Aggressive Growth Fund
                     | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                                  SMITH BARNEY

                      INTERNATIONAL AGGRESSIVE GROWTH FUND

TRUSTEES
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Petit


OFFICERS
Heath B. McLendon
Chairman


John Richards
President


Lewis E. Daidone
Senior Vice President
and Treasurer


James B. Conheady
Vice President and
Investment Officer


Jeffrey J. Russell, CFA
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR
SSB Citi Fund Management LLC


DISTRIBUTORS
Salomon Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIANS
PFPC Trust Company
Chase Manhattan Bank, N.A.


SUB-SHAREHOLDER
SERVICING AGENT
PFS Shareholder Services
3100 Breckinridge Blvd.
Duluth, Georgia 30099

Smith Barney International Aggressive Growth Fund

This report is submitted for the general information of shareholders of Smith Barney Investment Series -- Smith Barney International Aggressive Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT SERIES
3120 Breckinridge Boulevard
Duluth, Georgia 30099-0001

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospec-tus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds




[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon
Smith Barney Inc.

FD02103 12/00

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              LARGE CAP CORE FUND
--------------------------------------------------------------------------------

             STYLE PURE SERIES | ANNUAL REPORT | OCTOBER 31, 2000



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO]

LARRY WEISSMAN
Portfolio Manager

Style Pure Series

Annual Report . October 31, 2000

SMITH BARNEY LARGE CAP CORE FUND


LARRY WEISSMAN

Larry Weissman, CFA, has more than 16 years of securities business experience.

Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

FUND OBJECTIVE

The Fund seeks capital appreciation by investing principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

FUND FACTS

FUND INCEPTION
April 14, 1987

MANAGER TENURE
3 Years

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
16 Years

                CLASS 1   CLASS A   CLASS B  CLASS L

NASDAQ           CSGWX     GROAX     GROBX     N/A
INCEPTION       4/14/87   8/18/98   8/18/98  9/19/00

Average Annual Total Returns as of October 31, 2000

                                 Without Sales Charges/(1)/

                         Class 1    Class A    Class B    Class L

One-Year                 16.12%      15.69%     14.76%      N/A

Five-Year                21.96        N/A        N/A        N/A

Ten-Year                 19.61        N/A        N/A        N/A

Since Inception+         14.69       23.41      22.48      (3.37)%++


                                  With Sales Charges/(2)/

                         Class 1    Class A    Class B    Class L

One-Year                  6.26%       9.90%      9.76%      N/A

Five-Year                19.81        N/A        N/A        N/A

Ten-Year                 18.55        N/A        N/A        N/A

Since Inception+         13.95       21.91      22.35      (5.30)%++

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

       All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

What's Inside
Your Investment in the Smith Barney
Large Cap Core Fund ..........................................................1
A Message from the Chairman ..................................................2
Fund at a Glance .............................................................3
A Letter from the Portfolio Manager ..........................................4
Historical Performance .......................................................7
Growth of $10,000 ............................................................9
Schedule of Investments .....................................................10
Statement of Assets and Liabilities .........................................13
Statement of Operations .....................................................14
Statements of Changes in Net Assets .........................................15
Notes to Financial Statements ...............................................16
Financial Highlights ........................................................21
Independent Auditors' Report ................................................23
Additional Information ......................................................24
Tax Information .............................................................24

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP CORE FUND
--------------------------------------------------------------------------------


Portfolio manager Larry Weissman puts his 16 years of securities business experience to good use in seeking long-term capital growth by investing in both value and solid growth companies in the large-cap stock arena.

[GRAPHIC]

Looking to Capture Growth at a Reasonable Price
Larry uses a "bottom-up"* strategy in managing the Fund, focusing on individual security selection and placing less emphasis on industry and sector allocation. Larry uses exhaustive fundamental research to identify stocks with what he thinks have strong growth potential. He then uses quantitative analysis to determine whether he believes these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics.

[GRAPHIC]

Unrecognized Companies with Growth Potential
Your investment offers you the opportunity to participate in a Fund that seeks to invest in leading companies across the large-capitalization spectrum: Core Stocks -- We define core investments as those companies that exhibit predictable and consistent long term growth. We look for companies that exhibit attractive return potential relative to their growth expectations and we believe we can find this kind of company in a wide variety of sectors and industries.

[GRAPHIC]

The Smith Barney Solution to Funds that Stray -- The Style Pure Series
The Style Pure Series is a selection of Smith Barney mutual funds that are the basic building blocks of asset allocation. Each fund in the series attempts to be fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC]

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

----------------
* Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

    1 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398 billion in assets under management,/1/ SSB Citi Asset Management Group ("SSB Citi") offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with over a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

The Smith Barney Large Cap Core Fund, formerly known as Concert Investment Series Growth Fund, seeks long-term capital appreciation by investing principally in U.S. common stocks, typically of established companies with large market capitalizations. Experienced manager Larry Weissman uses a bottom-up/2/ investment strategy, focusing on the merits of individual companies rather than outside economic influences in his search for fundamentally sound companies.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.


Thank you for your confidence in our investment management approach.


Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 29, 2000


------------
1 As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

------------
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

    2 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
           Smith Barney Large Cap Core Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. General Electric Co. ................................................   4.7%

 2. Cisco Systems, Inc. .................................................   3.9

 3. Merck & Co., Inc. ...................................................   3.2

 4. Microsoft Corp. .....................................................   3.1

 5. Pfizer Inc. .........................................................   3.1

 6. EMC Corp. ...........................................................   2.9

 7. Exxon Mobil Corp. ...................................................   2.7

 8. Sun Microsystems, Inc. ..............................................   2.7

 9. Intel Corp. .........................................................   2.6

10. Oracle Corp. ........................................................   2.5

--------------------------------------------------------------------------------
                          Industry Diversification*+
--------------------------------------------------------------------------------
                                    [GRAPH]
        5.8%    Consumer Non-Durables
        5.2%    Consumer Services
        5.7%    Energy
       16.9%    Finance
       13.5%    Healthcare
        2.8%    Industrial Services
        6.4%    Producer Manufacturing
        5.2%    Retail
       29.0%    Technology
        7.1%    Utilities
        2.4%    Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------
                                    [GRAPH]
        1.9%    U.S. Government Obligations
        4.3%    Repurchase Agreement
       93.8%    Common Stock


* All information is as of October 31, 2000. Please note that Portfolio holdings are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.

    3 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund ("Fund") for the year ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.We hope you find this report useful and informative.

Performance Update

For the year ended October 31, 2000, the Fund's Class 1, A and B shares, without sales charges, returned 16.12%, 15.69% and 14.76%, respectively. The Fund's Class 1, A and B shares, with sales charges, returned 6.26%, 9.90% and 9.76%, respectively, for the same period. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 6.08% for the same period.

Market Update

For the year ended October 31, 2000, the Dow Jones Industrial Average ("DJIA")/2/ gained 2.25%, the S&P 500 gained 6.09%, and the Nasdaq Composite Index/3/ returned 13.59%. In our view, performance was lackluster relative to previous years due to increased competitive pressures, higher energy prices, a strong dollar and slowing consumer spending.

During the period, the S&P 500 and the Nasdaq Composite Index benefited immensely from a small, concentrated group of companies. The list of leading U.S. companies expecting slower revenue and earnings growth continues to lengthen. In this slower-growth environment, investors have become more concerned about excessive valuations.

While economic growth has slowed from last winter's rapid pace, we expect the U.S. economy may still slow further. This may affect Federal Reserve Board's monetary policy over the next few months, which could lay the groundwork for the next market upturn.


--------------------------------------------------------------------------------
                   WE WANTED TO HIGHLIGHT THAT OUR INVESTMENT
                      STYLE WAS MUCH MORE THAN PURE GROWTH.
                       WE EMPLOY A "CORE" GROWTH STRATEGY
                      BASED ON INVESTING IN CONSISTENT AND
                            STABLE GROWTH COMPANIES.
--------------------------------------------------------------------------------

Investment Strategy and Fund Update

During the year, we changed the name of the Fund from Concert Investment Series Growth Portfolio to the Smith Barney Large Cap Core Fund to better describe our investment style and to streamline Smith Barney fund family offerings. We wanted to highlight that our investment style was much more than pure growth.We employ a "core" growth strategy based on investing in consistent and stable growth companies./4/ These companies can be found in a variety of sectors, including sectors that might not be traditionally thought of as growth.


------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note, an investor cannot invest directly in an index.
2 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Please note, an investor cannot invest directly in an index.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note, an investor cannot invest directly in an index.
4 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

    4 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

The Fund continues to be well diversified across sectors as well as individual companies, with our 10 largest positions comprising only 29% of the Fund's portfolio, which is much lower than that for other comparable funds. Although during the period the Fund has remained fully invested, we have tried to react quickly to the changing market environment and seek to manage risk in order to protect the Fund's assets.


--------------------------------------------------------------------------------
                     WE HAVE BUILT A PORTFOLIO THAT SEEKS TO
                FOLLOW A LOWER-RISK, GROWTH-ORIENTED STRATEGY BY
                           OWNING SOME OF THE CLASSIC
                    BLUE-CHIP COMPANIES AS WELL AS COMPANIES
                  THAT WE BELIEVE HAVE THE POTENTIAL TO BECOME
                           THE BLUE CHIPS OF TOMORROW.
--------------------------------------------------------------------------------

While we look to invest in established companies, we do have a complement of medium-sized, faster-growing companies that we believe are well positioned for future growth. In fact, the median market capitalization of the Fund is just over $57 billion, compared to $77 billion for the S&P 500.

Currently, the Fund's largest concentrations are in technology, finance, and health care. Although the sectors we emphasize remain similar to those which we emphasized last year, during the period we have moved the Fund more toward a sector-neutral stance. We first began to reduce our technology and biotechnology weightings in March 2000, since we were concerned over excessive valuations. Indeed, the March through May 2000 correction was more of a valuation correction since the highest multiple stocks were the ones that declined the most. During the period, we were overweighted in the financial sector which contributed to our outperformance. In our opinion, that sector gave us the best balance between valuation and growth.

We again reduced our technology weighting during September and October 2000, but this time over concerns of a deceleration in earnings growth rather than valuation. In fact, earnings revisions after third quarter reports have been mostly negative for the first time in a long time. Concerns over earnings growth for the fourth quarter and 2001 led to an 8.3% decline in the Nasdaq Composite Index for the month of October. While our underweight position in the technology sector did benefit the Fund overall, we still do have a significant representation in technology because of our confidence in long-term earnings for these companies going forward.

We believe that the financial sector, which had been under pressure earlier in the year due to rising interest rates, still provides the best risk/return tradeoff of any sector in the stock market today. As a result, we had increased our weighting in this sector in March as we reduced our technology weighting. Indeed, this sector outperformed the broader market from March through September 2000. We believe that concerns over interest rates and their effect on the economy may begin to subside as we move through 2001. Therefore, our investments in market leaders such as American International Group Inc. ("AIG"), Providian Financial Corp., Capital One Financial Corp., and Chase Manhattan Corp. should benefit from any renewed investor interest in this sector.

    5 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

Our largest holdings are in a variety of different industries but we believe they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Sun Microsystems, Inc., International Business Machines Corp ("IBM"), Intel Corp. and Cisco Systems Inc. are technology leaders. Merck & Co., Inc., Pfizer Inc. and Johnson & Johnson are leaders in new drug development. General Electric Co., Exxon Mobil Corp., and AIG are extremely well-managed and well-positioned for the future.


--------------------------------------------------------------------------------
                    DURING THE VOLATILE PERIOD FROM MARCH TO
                   MAY, WE WERE OVERWEIGHTED IN THE FINANCIAL
                         SECTOR WHICH CONTRIBUTED TO OUR
               OUTPERFORMANCE. IN OUR OPINION, THAT EMPHASIS GAVE
                           US THE BEST BALANCE BETWEEN
                              VALUATION AND GROWTH.
--------------------------------------------------------------------------------

Although the market has been extremely volatile during the period, we think our focus on buying and holding high-quality, well-managed, and well-positioned companies has helped us to weather market corrections, and has rewarded us with consistent and superior performance. We have built a portfolio that seeks to follow a lower-risk, growth-oriented strategy by owning some of the classic blue-chip companies as well as companies that we believe have the potential to become the blue chips of tomorrow. And while no guarantees can be given, we believe this is the best investment strategy for success over the long term.

Thank you for your investment in the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund.

Sincerely,

/s/ Lawrence Weissman

Lawrence Weissman
Vice President and Investment Officer

November 29, 2000


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.

    6 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
------------------------------------------------------------------------------------
                         Net Asset Value
                        ------------------
                        Beginning    End      Income   Capital Gain     Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns/(1)/
====================================================================================
10/31/00                 $24.36    $26.52     $0.07        $1.58        16.12%
------------------------------------------------------------------------------------
10/31/99                  19.59     24.36      0.11         1.82        35.60
------------------------------------------------------------------------------------
10/31/98                  20.94     19.59      0.17         3.41        12.54
------------------------------------------------------------------------------------
10/31/97                  17.98     20.94      0.18         1.36        26.93
------------------------------------------------------------------------------------
10/31/96                  17.46     17.98      0.18         2.40        19.94
------------------------------------------------------------------------------------
10/31/95                  15.31     17.46      0.16         1.03        24.01
------------------------------------------------------------------------------------
10/31/94                  16.26     15.31      0.11         1.18         2.04
------------------------------------------------------------------------------------
10/31/93                  16.02     16.26      0.12         1.77        14.27
------------------------------------------------------------------------------------
10/31/92                  15.47     16.02      0.17         0.80         9.83
------------------------------------------------------------------------------------
10/31/91                  11.26     15.47      0.22         0.00        39.90
====================================================================================
   Total                                      $1.49       $15.35
====================================================================================

------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
------------------------------------------------------------------------------------
                         Net Asset Value
                        ------------------
                        Beginning    End      Income   Capital Gain     Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns/(1)/
====================================================================================
10/31/00                 $24.29    $26.41     $0.01        $1.58        15.69%
------------------------------------------------------------------------------------
10/31/99                  19.54     24.29      0.05         1.82        35.24
------------------------------------------------------------------------------------
10/31/98                  20.89     19.54      0.12         3.41        12.27
------------------------------------------------------------------------------------
10/31/97                  17.96     20.89      0.16         1.36        26.65
------------------------------------------------------------------------------------
Inception* -- 10/31/96    16.63     17.96      0.00         0.00         8.00+
====================================================================================
   Total                                      $0.34        $8.17
====================================================================================

------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
------------------------------------------------------------------------------------
                         Net Asset Value
                        ------------------
                        Beginning    End      Income   Capital Gain     Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns/(1)/
====================================================================================
10/31/00                 $23.95    $25.81     $0.00        $1.58        14.76%
------------------------------------------------------------------------------------
10/31/99                  19.37     23.95      0.00         1.82        34.31
------------------------------------------------------------------------------------
10/31/98                  20.75     19.37      0.00         3.41        11.43
------------------------------------------------------------------------------------
10/31/97                  17.93     20.75      0.11         1.36        25.66
------------------------------------------------------------------------------------
Inception* -- 10/31/96    16.63     17.93      0.00         0.00         7.82+
====================================================================================
   Total                                      $0.11        $8.17
====================================================================================

------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
------------------------------------------------------------------------------------
                         Net Asset Value
                        ------------------
                        Beginning     End      Income    Capital Gain     Total
Period Ended            of Period  of Period  Dividends  Distributions  Returns/(1)/
====================================================================================
Inception* -- 10/31/00   $27.33    $26.41     $0.00        $0.00        (3.37)%+
====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

     7 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                           Without Sales Charges/(1)/
                                ------------------------------------------------
                                  Class 1     Class A     Class B     Class L
================================================================================
Year Ended 10/31/00                16.12%      15.69%      14.76%       N/A
--------------------------------------------------------------------------------
Five Years Ended 10/31/00          21.96         N/A         N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/00           19.61         N/A         N/A        N/A
--------------------------------------------------------------------------------
Inception* through 10/31/00        14.69       23.41       22.48      (3.37)%+
================================================================================

                                            With Sales Charges/(2)/
                                ------------------------------------------------
                                  Class 1     Class A     Class B     Class L
================================================================================
Year Ended 10/31/00                 6.26%       9.90%       9.76%       N/A
--------------------------------------------------------------------------------
Five Years Ended 10/31/00          19.81         N/A         N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/00           18.55         N/A         N/A        N/A
--------------------------------------------------------------------------------
Inception* through 10/31/00        13.95       21.91       22.35      (5.30)%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                           Without Sales Charges/(1)/
================================================================================
Class 1 (10/31/90 through 10/31/00)                 499.34%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/00)               142.22
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)               134.60
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                (3.37)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.

     8 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Large Cap Core Fund vs. Standard & Poor's 500 Index+

                          October 1990 -- October 2000

                                    [GRAPH]

                         Smith Barney Large Cap Core           Standard & Poor's
                           Fund -- Class 1 Shares                  500 Index

Oct 1990                           $ 9,147                          $10,000
Oct 1991                            12,797                           13,342
Oct 1992                            14,055                           14,669
Oct 1993                            16,050                           16,855
Oct 1994                            16,388                           17,507
Oct 1995                            20,321                           22,130
Oct 1996                            24,373                           27,461
Oct 1997                            30,937                           36,277
Oct 1998                            34,817                           44,261
Oct 1999                            47,212                           55,619
Oct 2000                           $54,822                          $58,998


+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1990, assuming deduction of the maximum 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

     9 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 2000
--------------------------------------------------------------------------------

   SHARES                               SECURITY                        VALUE
================================================================================
COMMON STOCK -- 93.8%

Consumer Durables -- 1.6%
     927,050  Electronic Arts, Inc. +                              $ 46,352,500
     381,150  SPX Corp. +                                            47,119,669
--------------------------------------------------------------------------------
                                                                     93,472,169
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.4%
   1,432,400  The Coca-Cola Co.                                      86,481,150
     501,650  Colgate-Palmolive Co.                                  29,476,954
     534,500  The Gillette Co.                                       18,640,688
     349,000  Keebler Foods Co.                                      14,134,500
     644,200  Kimberly-Clark Corp.                                   42,517,200
     954,700  PepsiCo, Inc.                                          46,243,281
   1,000,000  The Procter & Gamble Co.                               71,437,500
--------------------------------------------------------------------------------
                                                                    308,931,273
--------------------------------------------------------------------------------
Consumer Services -- 4.9%
     500,008  Cendant Corp. +                                         6,000,096
     455,570  Clear Channel Communications, Inc. +                   27,362,673
     970,585  Cox Communications, Inc. +                             42,766,402
     292,800  McDonald's Corp.                                        9,076,800
   1,209,400  Time Warner Inc.                                       91,805,554
   1,073,700  The Walt Disney Co.                                    38,451,881
   1,131,776  Viacom Inc., Class B Shares +                          64,369,760
--------------------------------------------------------------------------------
                                                                    279,833,166
--------------------------------------------------------------------------------
Energy -- 5.3%
     964,400  BP Amoco PLC, Sponsored ADR                            49,124,125
     294,600  Chevron Corp.                                          24,194,025
   1,647,455  Exxon Mobil Corp.                                     146,932,393
   1,014,850  Royal Dutch Petroleum Co.                              60,256,719
     357,600  Total Fina Elf SA, Sponsored ADR                       25,613,100
--------------------------------------------------------------------------------
                                                                    306,120,362
--------------------------------------------------------------------------------
Finance -- 15.8%
     693,938  Ace Ltd.                                               27,237,067
   1,075,200  AFLAC Inc.                                             78,556,800
   1,095,700  Ambac Financial Group, Inc.                            87,450,556
   1,268,475  American International Group Inc.                     124,310,550
   1,363,750  Annuity & Life Re Holdings, Ltd.++                     37,588,359
     820,200  AXA Financial, Inc.                                    44,342,063
     626,000  Bank of America Corp.                                  30,087,125
   1,077,650  Capital One Financial Corp.                            68,026,656
   1,835,450  The Chase Manhattan Corp.                              83,512,975
     355,300  Countrywide Credit Industries, Inc.                    13,301,544
     500,000  Fannie Mae                                             38,500,000
   1,684,940  IndyMac Bancorp, Inc. +                                35,173,123
     238,600  Lehman Brothers Holdings Inc.                          15,389,700
     528,500  Morgan Stanley Dean Witter & Co.                       42,445,156
     578,960  Providian Financial Corp.                              60,211,840
     951,700  Wells Fargo & Co.                                      44,075,606
     975,105  XL Capital Ltd.                                        74,961,197
--------------------------------------------------------------------------------
                                                                    905,170,317
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    10 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

   SHARES                               SECURITY                        VALUE
================================================================================
Healthcare -- 12.7%
     435,560  Affymetrix, Inc. +                                   $ 24,119,135
     570,500  American Home Products Corp.                           36,226,750
     900,150  Bristol-Myers Squibb Co.                               54,852,891
     616,900  Eli Lilly & Co.                                        55,135,438
     553,800  Genentech, Inc. +                                      45,688,500
     882,100  Johnson & Johnson                                      81,263,462
   1,911,400  Merck & Co., Inc.                                     171,906,537
   3,808,950  Pfizer Inc.                                           164,499,028
   1,008,900  Pharmacia Corp.                                        55,489,500
     529,664  Sepracor Inc. +                                        36,083,360
--------------------------------------------------------------------------------
                                                                    725,264,601
--------------------------------------------------------------------------------
Industrial Services -- 2.7%
   1,448,855  AES Corp. +                                            81,860,308
     104,500  Dynegy Inc., Class A Shares                             4,839,656
     331,400  Enron Corp.                                            27,195,512
   1,015,400  Halliburton Co.                                        37,633,262
--------------------------------------------------------------------------------
                                                                    151,528,738
--------------------------------------------------------------------------------
Non-Energy Minerals -- 0.2%
     359,200  Alcoa Inc.                                             10,304,550
--------------------------------------------------------------------------------
Producer Manufacturing -- 6.0%
   4,584,670  General Electric Co.                                  251,297,224
     402,250  Minnesota Mining and Manufacturing Co.                 38,867,406
     986,000  Tyco International Ltd.                                55,893,875
--------------------------------------------------------------------------------
                                                                    346,058,505
--------------------------------------------------------------------------------
Retail -- 4.8%
     634,074  Home Depot, Inc.                                       27,265,182
     563,900  Kroger Co. +                                           12,722,994
     327,300  Lowe's Cos., Inc.                                      14,953,519
     646,100  Safeway Inc. +                                         35,333,593
   1,625,000  Target Corp.                                           44,890,625
   1,438,900  TJX Cos., Inc.                                         39,210,025
   2,266,000  Wal-Mart Stores, Inc.                                 102,819,750
--------------------------------------------------------------------------------
                                                                    277,195,688
--------------------------------------------------------------------------------
Technology -- 27.2%
   1,813,500  America Online, Inc. +                                 91,454,805
     529,350  Applied Materials, Inc. +                              28,121,719
   3,899,000  Cisco Systems, Inc. +                                 210,058,623
     796,650  Compaq Computer Corp                                   24,226,127
     867,000  Corning Inc.                                           66,325,500
     917,100  Dell Computer Corp. +                                  27,054,450
   1,743,900  EMC Corp. +                                           155,316,094
     449,920  Hewlett-Packard Co.                                    20,893,160
   3,086,932  Intel Corp.                                           138,911,940
     846,600  International Business Machines Corp.                  83,390,100
     585,400  Lexmark International, Inc. +                          24,001,400
     801,800  Linear Technology Corp.                                51,766,212
   1,018,400  Lucent Technologies Inc.                               23,741,450

                       See Notes to Financial Statements.

    11 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                    October 31, 2000
-------------------------------------------------------------------------------------------------------

   SHARES                               SECURITY                                            VALUE
=======================================================================================================
Technology -- 27.2% (continued)
   2,419,270  Microsoft  Corp. +                                                       $  166,627,221
     542,700  Nokia Oyj, Sponsored ADR                                                     23,200,425
   1,101,350  Nortel Networks Corp.                                                        50,111,425
   4,125,200  Oracle Corp. +                                                              136,131,600
   1,303,250  Sun Microsystems, Inc. +                                                    144,497,844
     197,095  VERITAS Software Corp. +                                                     27,793,475
     662,400  Xilinx, Inc. +                                                               47,982,600
     234,094  Yahoo! Inc . +                                                               13,723,761
-------------------------------------------------------------------------------------------------------
                                                                                        1,555,329,931
-------------------------------------------------------------------------------------------------------
Transportation -- 0.5%
     797,800  Knightsbridge Tankers Ltd.                                                   17,202,563
     185,300  United Parcel Service, Inc., Class B Shares                                  11,256,975
-------------------------------------------------------------------------------------------------------
                                                                                           28,459,538
-------------------------------------------------------------------------------------------------------
Utilities -- 6.7%
   1,182,505  AT&T Corp.                                                                   27,419,335
     320,300  AT&T Wireless Group +                                                         7,987,481
     192,500  Duke Energy Corp                                                             16,639,219
     183,900  Exelon Corporation                                                           11,056,988
   1,024,500  Qwest Communications International Inc. +                                    49,816,313
   2,221,000  SBC Communications Inc.                                                     128,123,937
     872,100  Sprint Corp. (PCS Group) +                                                   33,248,813
   1,180,510  Verizon Communications                                                       68,248,234
   1,726,799  WorldCom, Inc. +                                                             41,011,476
-------------------------------------------------------------------------------------------------------
                                                                                          383,551,796
-------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $3,217,494,404)                                                  5,371,220,634
=======================================================================================================
    FACE
   AMOUNT                               SECURITY                                            VALUE
=======================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 1.9%
$ 85,000,000  U.S. Treasury Bond, 8.750% due 5/15/17++ (Cost -- $99,086,484)              109,207,150
=======================================================================================================
REPURCHASE AGREEMENT -- 4.3%
 248,388,000  Chase Securities Inc., 6.400% due 11/1/00;
                Proceeds at maturity -- $248,432,158; (Fully collateralized by
                U.S. Treasury Bonds, 6.750% to 8.500% due 2/15/20 to 8/15/26;
                Market value -- $253,359,200) (Cost -- $248,388,000)                      248,388,000
=======================================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $3,564,968,888*)                                                $5,728,815,784
=======================================================================================================

+    Non-income producing security.
++   Security is segregated for open futures contracts commitments.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

    12 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

---------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                October 31, 2000
---------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $3,564,968,888)                                  $5,728,815,784
   Cash                                                                                   382,677
   Receivable for Fund shares sold                                                      2,860,704
   Dividends and interest receivable                                                    6,607,810
   Receivable from broker - variation margin                                            1,087,500
---------------------------------------------------------------------------------------------------
   Total Assets                                                                     5,739,754,475
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                     7,599,567
   Investment advisory fees payable                                                     2,725,567
   Payable for Fund shares purchased                                                    2,381,915
   Trustees' retirement plan                                                              297,567
   Distribution fees payable                                                              207,114
   Accrued expenses                                                                     1,768,759
---------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   14,980,489
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $5,724,773,986
===================================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                                      $    2,164,686
   Capital paid in excess of par value                                              3,064,308,649
   Undistributed net investment income                                                  7,203,587
   Accumulated net realized gain from security transactions                           483,924,158
   Net unrealized appreciation of investments and futures contracts                 2,167,172,906
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $5,724,773,986
===================================================================================================
Shares Outstanding:
   Class 1                                                                            176,870,853
   ------------------------------------------------------------------------------------------------
   Class A                                                                             19,305,305
   ------------------------------------------------------------------------------------------------
   Class B                                                                             20,285,580
   ------------------------------------------------------------------------------------------------
   Class L                                                                                  6,819
   ------------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                          $26.52
   ------------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                          $26.41
   ------------------------------------------------------------------------------------------------
   Class B *                                                                               $25.81
   ------------------------------------------------------------------------------------------------
   Class L **                                                                              $26.41
   ------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                       $28.98
   ------------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                       $27.80
   ------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $26.68
===================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.

    13 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------
Statement of Operations                                             For the Year Ended October 31, 2000
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                                           $   16,577,758
   Dividends                                                                              39,911,167
   Less: Foreign withholding tax                                                            (305,429)
-------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                56,183,496
-------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                                      31,264,546
   Shareholder and system servicing fees                                                   8,841,827
   Distribution fees (Note 2)                                                              5,865,960
   Shareholder communications                                                                910,089
   Registration fees                                                                         254,751
   Custody                                                                                   203,339
   Trustees' fees                                                                            199,798
   Audit and legal                                                                            56,512
   Other                                                                                      43,237
-------------------------------------------------------------------------------------------------------
   Total Expenses                                                                         47,640,059
-------------------------------------------------------------------------------------------------------
Net Investment Income                                                                      8,543,437
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                               2,217,987,919
     Cost of securities sold                                                           1,730,890,582
-------------------------------------------------------------------------------------------------------
   Net Realized Gain                                                                     487,097,337
-------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of year                                                                 1,837,473,261
     End of year                                                                       2,167,172,906
-------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                               329,699,645
-------------------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                            816,796,982
-------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                $  825,340,419
=======================================================================================================

                       See Notes to Financial Statements.

    14 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                     For the Years Ended October 31,
-------------------------------------------------------------------------------------------------------
                                                                          2000               1999
=========================================================================================================
OPERATIONS:
   Net investment income                                             $    8,543,437     $   13,091,502
   Net realized gain                                                    487,097,337        349,982,436
   Increase in net unrealized appreciation                              329,699,645      1,037,236,660
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               825,340,419      1,400,310,598
---------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                                (12,710,445)       (20,153,502)
   Net realized gains                                                  (334,495,593)      (371,663,728)
---------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (347,206,038)      (391,817,230)
---------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                     555,097,691        501,492,120
   Net asset value of shares issued for reinvestment of dividends       346,911,626        391,817,230
   Cost of shares reacquired                                           (831,177,116)      (744,554,174)
   Increase in Net Assets From Fund Share Transactions                   70,832,201        148,755,176
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets                                               548,966,582      1,157,248,544
---------------------------------------------------------------------------------------------------------

NET ASSETS:
   Beginning of year                                                  5,175,807,404      4,018,558,860
---------------------------------------------------------------------------------------------------------
   End of year*                                                      $5,724,773,986     $5,175,807,404
=========================================================================================================
* Includes undistributed net investment income of:                   $    7,203,587     $   11,654,093
=========================================================================================================


                       See Notes to Financial Statements.

    15 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Core Fund ("Fund"), formerly known as Growth Fund, is a separate investment fund of the Smith Barney Investment Series ("Series"), formerly known as Concert Investment Series. The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and seven other separate investment portfolios: Smith Barney International Aggressive Growth Fund, formerly known as International Equity Fund, Smith Barney Growth and Income Fund, Select Growth, Select Mid Cap, Select Growth and Income, Select Small Cap, formerly known as Select Emerging Growth and Select Government Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

    16 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment adviser to the Series. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.55% on the Fund's average daily net assets.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the year ended October 31, 2000, the Fund paid transfer agent fees of $60,847 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Series' distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Series' portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and its affiliates received $158,539 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1,A and L shares, respectively. There is a contingent deferred sales charge
("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2000, SSB and CFBDS received sales charges of approximately $8,657,000, $6,281,000 and $1,000 on sales of the Fund's Class 1, A and L shares, respectively.

In addition, CDSCs paid to SSB were approximately $1,250,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the year ended October 31, 2000, total Distribution Plan fees incurred were:

                                            Class A       Class B     Class L
================================================================================
Distribution Plan Fees                    $1,133,782    $4,732,100      $78
================================================================================

All officers and one Trustee of the Series are employees of SSB.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996. Then Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                 $1,889,006,732
--------------------------------------------------------------------------------
Sales                                                      2,217,987,919
================================================================================

    17 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                  $2,246,130,582
Gross unrealized depreciation                                     (82,283,686)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $2,163,846,896
================================================================================

4. Repurchase Agreements

The Funds purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.



5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the Fund had the following open futures contracts:

Purchased       # of                       Basis         Market     Unrealized
Contracts     Contracts    Expiration      Value         Value         Gain
================================================================================
S&P 500         150          12/00      $50,681,490   $54,007,500   $3,326,010
================================================================================

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund held no purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

    18 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Fund did not enter into any written covered call or put option contracts.


7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2000, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

Interest income earned from securities lending by the Fund for the year ended October 31, 2000 was $432,314.

At October 31, 2000, the Fund did not have any securities on loan.



10. Securities Traded on a To-Be-Announced Basis

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, the Fund did not hold any TBA securities.

 19    Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

11. Shares of Beneficial Interest

The Fund has four classes of beneficial interest, 1, A, B and L, each with a par value of $0.01 per share.There are an unlimited number of shares authorized.

For the year ended October 31, 2000, total paid-in capital amounted to the following:

                                 Class 1            Class A             Class B          Class L
=================================================================================================
Total Paid-in Capital       $2,233,031,758       $410,816,286        $422,445,897       $179,394
=================================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                        Year Ended
                                         October 31, 2000                  October 31, 1999
                                  -----------------------------     -----------------------------
                                      Shares         Amount             Shares         Amount
=================================================================================================
Class 1
Shares sold                         6,534,306    $ 172,501,823        9,411,963    $ 209,005,325
Shares issued on reinvestment      12,103,933      299,814,441       16,683,567      356,027,327
Shares reacquired                 (25,440,474)    (672,870,040)     (29,090,514)    (649,360,808)
-------------------------------------------------------------------------------------------------
Net Decrease                       (6,802,235)   $(200,553,776)      (2,994,984)   $ (84,328,156)
=================================================================================================

Class A
Shares sold                         7,397,903    $ 195,036,348        6,499,940    $ 145,825,290
Shares issued on reinvestment         928,886       22,989,917          852,135       18,167,521
Shares reacquired                  (3,174,788)     (83,785,073)      (2,401,189)     (53,765,679)
-------------------------------------------------------------------------------------------------
Net Increase                        5,152,001    $ 134,241,192        4,950,886    $ 110,227,132
=================================================================================================

Class B
Shares sold                         7,238,246    $ 187,380,126        6,586,645    $ 146,661,505
Shares issued on reinvestment         990,032       24,107,268          833,209       17,622,382
Shares reacquired                  (2,867,063)     (74,522,003)      (1,878,345)     (41,427,687)
-------------------------------------------------------------------------------------------------
Net Increase                        5,361,215    $ 136,965,391        5,541,509    $ 122,856,200
=================================================================================================

Class L*
Shares sold                             6,819    $     179,394              --                --
Shares issued on reinvestment              --               --              --                --
Shares reacquired                          --               --              --                --
-------------------------------------------------------------------------------------------------
Net Increase                            6,819    $     179,394              --                --
=================================================================================================

*    For the period from September 19, 2000 (inception date) to October 31,
     2000.

    20 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

Class 1 Shares                            2000/(1)/     1999/(1)/          1998          1997          1996
=================================================================================================================
Net Asset Value, Beginning of Year           $24.36        $19.59        $20.94        $17.98        $17.46
-----------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.07          0.08          0.13          0.17          0.19
   Net realized and unrealized gain            3.74          6.62          2.10          4.33          2.91
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   3.81          6.70          2.23          4.50          3.10
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.07)        (0.11)        (0.17)        (0.18)        (0.18)
   Net realized gains                         (1.58)        (1.82)        (3.41)        (1.36)        (2.40)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.65)        (1.93)        (3.58)        (1.54)        (2.58)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $26.52        $24.36        $19.59        $20.94        $17.98
-----------------------------------------------------------------------------------------------------------------
Total Return                                  16.12%        35.60%        12.54%        26.93%        19.94%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $4,691        $4,475        $3,657        $3,547        $3,005
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    0.70%         0.76%         0.78%         0.88%         0.93%
   Net investment income                       0.26          0.34          0.63          0.86          1.08
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          34%           37%          113%          165%          202%
=================================================================================================================

Class A Shares                            2000/(1)/     1999/(1)/          1998          1997     1996/(2)/
=================================================================================================================
Net Asset Value, Beginning of Year           $24.29        $19.54        $20.89        $17.96        $16.63
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)               (0.02)         0.02          0.05          0.15          0.02
   Net realized and unrealized gain            3.73          6.60          2.13          4.30          1.31
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   3.71          6.62          2.18          4.45          1.33
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.01)        (0.05)        (0.12)        (0.16)           --
   Net realized gains                         (1.58)        (1.82)        (3.41)        (1.36)           --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.59)        (1.87)        (3.53)        (1.52)           --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $26.41        $24.29        $19.54        $20.89        $17.96
-----------------------------------------------------------------------------------------------------------------
Total Return                                  15.69%        35.24%        12.27%        26.65%         8.00%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $510          $344          $180          $109           $49
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.04%         1.01%         1.02%         1.13%         1.17%+
   Net investment income (loss)               (0.07)         0.09          0.38          0.57          0.46+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          34%           37%          113%          165%          202%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

    21 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:


Class B Shares                                         2000(1)      1999(1)     1998        1997        1996(2)
===================================================================================================================
Net Asset Value, Beginning of Year                    $23.95       $19.37      $20.75      $17.93      $16.63
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                        (0.23)       (0.14)      (0.11)       0.01       (0.01)
   Net realized and unrealized gain                     3.67         6.54        2.14        4.28        1.31
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            3.44         6.40        2.03        4.29        1.30
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --           --          --       (0.11)         --
   Net realized gains                                  (1.58)       (1.82)      (3.41)      (1.36)         --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (1.58)       (1.82)      (3.41)      (1.47)         --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $25.81       $23.95      $19.37      $20.75      $17.93
-------------------------------------------------------------------------------------------------------------------
Total Return                                           14.76%       34.31%      11.43%      25.66%       7.82%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                      $524         $357        $182        $126         $74
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.83%        1.76%       1.75%       1.88%       1.93%+
   Net investment loss                                 (0.86)       (0.65)      (0.35)      (0.16)      (0.29)+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   34%          37%        113%        165%        202%
===================================================================================================================


Class L Shares                                          2000(1)(3)
===================================================================================================================
Net Asset Value, Beginning of Period                  $27.33
-------------------------------------------------------------------------------------------------------------------
Loss From Operations:
   Net investment loss                                 (0.01)
   Net realized and unrealized loss                    (0.91)
-------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                             (0.92)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --
   Net realized gains                                     --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --
Net Asset Value, End of Period                        $26.41
-------------------------------------------------------------------------------------------------------------------
Total Return                                           (3.37)%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $180
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.54%+
   Net investment loss                                 (0.46)+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   34%
===================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from August 18, 1996 (inception date) to October 31, 1996.
(3)  For the period from September 19, 2000 (inception date) to October 31,
     2000.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

    22 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Smith Barney Investment Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Core Fund of the Smith Barney Investment Series as of October 31, 2000, the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Cap Core Fund of the Smith Barney Investment Series as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

New York, New York
December 19, 2000

    23 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Change in Independent Auditor: On October 12, 2000, Ernst & Young LLP ("E&Y") informed the Fund's Board of Trustees ("Board") that they were resigning as auditors of the Fund. E&Y informed the Board that they were resigning to comply with Independence Standard Board standards due to recent relationship with Salomon Smith Barney Inc. During the Fund's two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. E&Y has provided a letter to the Securities and Exchange Commission stating that E&Y agrees with the foregoing statements, and has provided the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at 1-800-544-5445.




--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2000:

        . A corporate dividends received deduction of 96.17%.

        . Total long-term capital gain distributions paid of $334,392,189.

     A total of 13.13% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

    24 Smith Barney Large Cap Core Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
LARGE CAP CORE FUND
--------------------------------------------------------------------------------

     TRUSTEES                           INVESTMENT ADVISER
     Donald M. Carlton                  SSB Citi Fund Management LLC
     A. Benton Cocanougher
     Stephen Randolph Gross             DISTRIBUTORS
     Heath B. McLendon                  Salomon Smith Barney Inc.
     Alan G. Merten                     PFS Distributors,Inc.
     R. Richardson Petit
                                        CUSTODIAN
     OFFICERS                           PFPC Trust Company
     Heath B. McLendon                  Chase Manhattan Bank, N.A.
     Chairman
                                        SUB-TRANSFER AGENT
     John Richards                      PFS Shareholder Services
     President                          3100 Breckinridge Blvd.
                                        Duluth, Georgia 30099
     Lewis E. Daidone
     Senior Vice President
     and Treasurer

     Lawrence B. Weissman, CFA
     Vice  President and
     Investment  Officer

     Paul A. Brook
     Controller

     Christina T. Sydor
     Secretary

Smith Barney Large Cap Core Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY INVESTMENT SERIES
3120 Breckinridge Boulevard
Duluth, Georgia 30099-0001


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds




[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD02102 12/00

                                  SMITH BARNEY
                              GROWTH & INCOME FUND


               CLASSIC SERIES | ANNUAL REPORT | OCTOBER 31, 2000



                            [LOGO OF SMITH BARNEY]




            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]

MICHAEL KAGAN
Portfolio Manager

Classic Series

Annual Report . October 31, 2000

SMITH BARNEY
GROWTH & INCOME FUND

MICHAEL KAGAN

Michael Kagan has more than 15 years of securities business experience and has been managing the Fund since August 11, 2000.

Education: BA in Economics, Harvard University. Attended the Massachusetts Institute of Technology's Sloan School of Management.

FUND OBJECTIVE

The Fund seeks reasonable growth and income by investing in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
August 18, 1996

MANAGER TENURE
--------------------------------------------------------------------------------
Since August 11, 2000

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
15 Years

                  CLASS 1         CLASS A     CLASS B             CLASS L
--------------------------------------------------------------------------------
NASDAQ             CGINX          GRIAX        GRIBX                 N/A
--------------------------------------------------------------------------------
INCEPTION        4/14/87        8/18/96      8/18/96               10/9/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2000

                                           Without Sales Charges/(1)/
                     Class 1        Class A         Class B        Class L
----------------------------------------------------------------------------
One-Year               5.39%          5.14%          4.36%         N/A
----------------------------------------------------------------------------
Five-Year             16.63            N/A            N/A          N/A
----------------------------------------------------------------------------
Ten-Year              15.98            N/A            N/A          N/A
----------------------------------------------------------------------------
Since Inception+      12.28          16.76          15.88         2.97%++
----------------------------------------------------------------------------

                                           With Sales Charges/(2)/
                     Class 1       Class A          Class B         Class L
----------------------------------------------------------------------------
One-Year              (3.55)%        (0.10)%         (0.06)%        N/A
----------------------------------------------------------------------------
Five-Year             14.59            N/A             N/A          N/A
----------------------------------------------------------------------------
Ten-Year              14.95            N/A             N/A          N/A
----------------------------------------------------------------------------
Since Inception+      11.55          15.35           15.73         0.93%++
----------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charge of 8.50%, 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

       All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996 and for Class L shares is October 9, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

What's Inside
Your Investment in the Smith Barney
  Growth & Income Fund ................................................... 1
A Message from the Chairman .............................................. 2
Fund at a Glance ......................................................... 3
Letter from the Portfolio Manager ........................................ 4
Historical Performance ................................................... 7
Growth of $10,000 ........................................................ 9
Schedule of Investments ..................................................10
Statement of Assets and Liabilities ......................................14
Statement of Operations ..................................................15
Statements of Changes in Net Assets ......................................16
Notes to Financial Statements ............................................17
Financial Highlights .....................................................23
Independent Auditors' Report .............................................25
Additional Information ...................................................26
Tax Information ..........................................................27

[LOGO OF SMITH BARNEY]

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      YOUR INVESTMENT IN THE SMITH BARNEY
                              GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Seasoned portfolio manager Michael Kagan uses a two-step selection process to identify those stocks he deems to have strong growth potential. Michael's goal: creating a portfolio that seeks to offer investors reasonable growth and income.

[GRAPHIC]

A Stock Selection Focus*

Michael uses quantitative analysis to find stocks with growth potential and to determine whether they're undervalued or overvalued relative to the overall market. Michael then uses fundamental qualitative research to validate his expectations for future growth.

[GRAPHIC]

An Exhaustive Security Selection Process

Michael relies on a team of 15 experienced analysts to help him identify those companies that may represent the best large-cap opportunities. Each member of the analyst team is a specialist in the industry they cover, and Michael uses their recommendations as the foundation in building the Fund's portfolio.

[GRAPHIC]

Portfolio Manager-Driven Funds--The Classic Series

The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

[GRAPHIC]

A Commitment to Managing Your Serious Money

SSB Citi Asset Management Group ("SSB Citi"), the investment management division of Citigroup, comprises Smith Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset Management, organizations with powerful investment capabilities.

SSB Citi, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

At SSB Citi, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


----------
* Please note that these quantitative and qualitative factors, as well as the expected dividends and income, influence the Fund's purchases and sales of securities. Past performance is not indicative of future results.

 1    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,/1/ we believe that SSB Citi Asset Management Group ("SSB Citi") offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

On August 11, 2000, Michael Kagan assumed the day-to-day management of your Fund. Michael has been with Salomon Brothers Asset Management, a division of SSB Citi, since 1994. In 1995, he was named co-manager of the Salomon Brothers Fund (SBF-NYSE), a $1.9 billion closed-end fund, and was made lead manager in September 1998. Michael has more than 15 years of experience in the securities business and we welcome him warmly and wish him well in his new responsibilities.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone at SSB Citi. The Smith Barney Growth and Income Fund seeks reasonable growth and income by investing in equity securities, including convertible securities/2/ that provide dividend or interest income.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 14, 2000

[PHOTO]

HEATH  B. MCLENDON
CHAIRMAN

---------------------





----------
1 As of October 31, 2000.This figure represents SSB Citi's assets under management for retail, institutional, money, and separate accounts. ddd

----------
2 Convertible securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price.

 2    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Growth & Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings+*
--------------------------------------------------------------------------------

 1.Inrange Technologies Corp. ............................................  6.3%

 2.Microsoft Corp. .......................................................  3.3

 3.Cisco Systems, Inc. ...................................................  3.1

 4.Verizon Communications ................................................  3.0

 5.The Bank of New York Co., Inc. ........................................  2.9

 6.Costco Wholesale Corp. ................................................  2.7

 7.Exxon Mobil Corp. .....................................................  2.6

 8.Federated Department Stores, Inc. .....................................  2.6

 9.Intel Corp. ...........................................................  2.4

10.International Business Machines Corp. .................................  2.4

--------------------------------------------------------------------------------
                  Industry Diversification of Common Stock++*
--------------------------------------------------------------------------------

           4.1%    Consumer Services
          20.1%    Electronic Technology
           6.7%    Energy Minerals
          18.4%    Finance
          10.8%    Health Technology
           4.0%    Process Industries
           8.1%    Retail Trade
           6.1%    Technology Services
          10.0%    Utilities
          11.7%    Other

--------------------------------------------------------------------------------
                           Investment Allocation++**
--------------------------------------------------------------------------------

           3.0%    Convertible Corporate Bonds & Repurchase Agreement
           0.2%    Options Purchased
          96.8%    Common Stock

*  As a percentage of total common stock.

** As a percentage of total investments.

++ Please note that these holdings are as of October 31, 2000 and are subject to change.

 3    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Investment Series -- Smith Barney Growth & Income Fund ("Fund") for the year ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended October 31, 2000, the Fund's Class A shares, without and with sales charges, returned 5.14% and a negative 0.10%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 6.08% for the same period.

Market and Economic Overview

After four extraordinary years of over 20% annual returns, it looks like the stock market's returns may be lower in 2000. The small change in the market's value over the past year masked a volatile environment. Technology stocks were the market leaders from last October to this March, but fell sharply in the spring, only to recover during the summer and decline again in the autumn. We view the second decline as more significant, as it was driven by weaker fundamentals, whereas the first was driven by market sentiment. The earnings outlook for semiconductor, PC companies and telecommunications equipment makers weakened noticeably over the summer and fall.

--------------------------------------------------------------------------------
AS INDICATED BY ITS NAME, THE FUND'S RETURN MAY COMPRISE CAPITAL APPRECIATION, "GROWTH," AND A SIGNIFICANT DIVIDEND, "INCOME."
--------------------------------------------------------------------------------

During the first half of 2000, the question that many stock market investors asked was, "When will the economy slow down enough for the Federal Reserve Board ("Fed") to stop raising rates?" The answer may have come during the third quarter. Gross domestic product ("GDP")/2/ growth slowed from 8% in the second quarter to 5% in the third quarter of 2000.The best performing stocks during the third quarter, financials and utilities, were in the industries that benefit most from a lower-rate environment. In general, value stocks/3/ tended to perform better than growth stocks./4/

Investment Strategy

The Fund owns stocks in large companies, typically over $10 billion in size. We own a mixture of growth and value stocks. As indicated by its name, the Fund's return may comprise capital appreciation,"growth," and a significant dividend,"income." And while no guarantees can be given, the gross dividend yield/5/ of the Fund, before expenses, should exceed that of the market.

We are risk-averse investors. We have a bias toward owning high-quality companies with strong balance sheets. We carefully examine the accounting procedures of the companies that we invest in, and we will not purchase the stocks of companies whose accounting we consider to be aggressive. The Fund is managed to be highly diversified, with industry exposure similar to that of the market's.

----------
1 The S&P 500 is a market-capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

2 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

3 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

4 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

5 Dividend yield is the annual percentage of return that an investor receives on either common or preferred stock. The yield is based on the amount of the dividend divided by the market price (at the time of purchase) of the stock.

 4    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
WE PURCHASED A LARGE POSITION IN COSTCO WHOLESALE CORP., THE DISCOUNT RETAILER, AND SOLD THE FUND'S POSITION IN WAL-MART STORES, INC. COSTCO HAS OUTGROWN WAL-MART IN COMPARABLE STORE SALES IN 17 OF THE LAST 18 MONTHS. IT IS THE ONLY RETAILER WHO HAS CONSISTENTLY BEATEN WAL-MART HEAD TO HEAD.
--------------------------------------------------------------------------------

We attempt to beat the stock market (i.e., the S&P 500) by seeking to own better stocks and avoiding weaker stocks. For example, we own a large position in Kimberly Clark, 1.4% of the Fund at October 31, 2000, but we own no position whatsoever in Procter & Gamble. Kimberly Clark is the largest producer in the world of diapers and tissue, while Procter & Gamble is number two. Kimberly Clark has consistently gained market share from Procter & Gamble in both diapers and tissue during the past two years. We believe Kimberly Clark will grow its earnings per share about 11% this year and is forecasted to grow its earnings by 12% next year. We expect Procter & Gamble's earnings growth rate is only about 3% this year and 6% next year. Yet Procter & Gamble is 30% more expensive than Kimberly Clark on a price/earnings ("P/E") ratio./6/ Both companies are large, high-quality, consumer products companies -- but Kimberly Clark seems to us to represent an outstanding opportunity based on every metric that we use.

Fund Update

Despite the change in the Portfolio Manager on August 11, 2000, the industry allocations of the Fund have changed little during the period. We have substituted several stocks for those stocks that we consider weaker.

We added a position in Kimberly Clark, and sold Procter & Gamble, as previously discussed. We purchased a large position in Costco, the discount retailer, and sold the Fund's position in Wal-Mart. Costco has outgrown Wal-Mart in comparable store sales in 17 of the last 18 months. It is the only retailer who has consistently beaten Wal-Mart head to head. Wal-Mart is so large that the growth in its sales last year added over 1% to retail sales for the entire U.S. Costco's market is much less saturated. Yet Wal-Mart appears to be more expensive than Costco.

We built a position in the Bank of New York, the largest fee-based bank in the U.S., and greatly reduced the Fund's holdings in the brokerage stocks. This move was done for safety. The Bank of New York's businesses are steady and offer high return potential. The brokerage stocks had run up over the summer, and their earnings are closely tied to the strength of the new-issue market.

We reduced the Fund's positions in semiconductor stocks. It became apparent to us, in early September 2000, that the supply tightness that had fueled strong semiconductor earnings for the past two years had ended.

----------
 6 P/E ratio is the price of a stock divided by its earnings per share.

 5    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                  ALTHOUGH WE ARE CONCERNED ABOUT A SLOWDOWN
                 IN THE U.S. ECONOMY, WE ARE NOT LOOKING FOR A
                        RECESSION OR FOR A BEAR MARKET.
--------------------------------------------------------------------------------

Market Outlook

Due to the efforts of the Fed, the U.S. economy has begun to slow. The stock market is likely to cycle between periods of enthusiasm that we may experience a "soft landing" and periods of fear that we will fall into a recession. We believe that the U.S. economy is at greater risk of a "hard landing" than the consensus does. In particular, high-energy prices are causing cost push inflation such as we have not seen since the 1970's. The resulting stagflation/7/ gives the Fed less of a free hand to decrease interest rates than it would like.

Therefore, the Fund's portfolio is positioned somewhat defensively. Although the portfolio's sector weightings are very similar to those of the S&P 500, the portfolio is overweight in energy and health care, and is underweight in capital goods and technology stocks. Instead of highly cyclical companies such as Caterpillar Inc., we own companies with a history of growing earnings through recessions, such as Emerson Electric. Preservation of capital is important to us, and we strive to avoid stocks that might decline sharply.

Although we are concerned about a slowdown in the U.S. economy, we are not looking for a recession or for a bear market. We expect a year similar to 1994, when growth eased, and stocks took a breather, allowing their earnings to catch up with their prices.

Thank you for your investment in the Smith Barney Investment Series -- Smith Barney Growth & Income Fund and your continued confidence in our investment approach.

Sincerely,



/s/ Michael Kagan

Michael Kagan
Vice President and Investment Officer

November 14, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.

----------

7 Stagflation is a term that was coined in the 1970s to describe the previously unprecedented combination of slow economic growth and high unemployment (stagnation) with rising prices (inflation).

 6    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------



                               Net Asset Value
                            ---------------------
                            Beginning     End       Income     Capital Gain      Total
Year Ended                   of Year    of Year    Dividends   Distributions   Returns/(1)/
============================================================================================
10/31/00                     $21.36      $19.03      $0.07        $3.45          5.39%
--------------------------------------------------------------------------------------------
10/31/99                      18.53       21.36       0.08         0.78         20.27
--------------------------------------------------------------------------------------------
10/31/98                      20.10       18.53       0.20         3.25         10.90
--------------------------------------------------------------------------------------------
10/31/97                      18.11       20.10       0.30         2.18         27.35
--------------------------------------------------------------------------------------------
10/31/96                      16.95       18.11       0.34         1.75         20.58
--------------------------------------------------------------------------------------------
10/31/95                      15.77       16.95       0.30         1.60         22.45
--------------------------------------------------------------------------------------------
10/31/94                      17.13       15.77       0.28         1.16          0.51
--------------------------------------------------------------------------------------------
10/31/93                      15.54       17.13       0.28         0.30         14.13
--------------------------------------------------------------------------------------------
10/31/92                      14.70       15.54       0.30         0.42         10.85
--------------------------------------------------------------------------------------------
10/31/91                      11.49       14.70       0.32         0.00         31.68
--------------------------------------------------------------------------------------------
10/31/90                      12.51       11.49       0.33         0.00         (5.84)
============================================================================================
   Total                                             $2.80       $14.89
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                               Net Asset Value
                            ---------------------
                            Beginning     End       Income     Capital Gain      Total
Year Ended                   of Year    of Year    Dividends   Distributions   Returns/(1)/
============================================================================================
10/31/00                     $21.35      $19.03      $0.02        $3.45          5.14%
--------------------------------------------------------------------------------------------
10/31/99                      18.53       21.35       0.03         0.78         19.93
--------------------------------------------------------------------------------------------
10/31/98                      20.10       18.53       0.15         3.25         10.63
--------------------------------------------------------------------------------------------
10/31/97                      18.11       20.10       0.25         2.18         27.04
--------------------------------------------------------------------------------------------
Inception* -- 10/31/96        17.19       18.11       0.06         0.00          5.72+
============================================================================================
   Total                                             $0.51        $9.66
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                               Net Asset Value
                            ---------------------
                            Beginning     End       Income     Capital Gain      Total
Year Ended                   of Year    of Year    Dividends   Distributions   Returns/(1)/
============================================================================================
10/31/00                     $21.16      $18.70      $0.00        $3.45          4.36%
--------------------------------------------------------------------------------------------
10/31/99                      18.48       21.16       0.00         0.78         19.03
--------------------------------------------------------------------------------------------
10/31/98                      20.07       18.48       0.04         3.25          9.85
--------------------------------------------------------------------------------------------
10/31/97                      18.09       20.07       0.12         2.18         26.08
--------------------------------------------------------------------------------------------
Inception* -- 10/31/96        17.19       18.09       0.04         0.00          5.49+
============================================================================================
   Total                                             $0.20        $9.66
============================================================================================

  7    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             ---------------------
                              Beginning     End         Income     Capital Gain     Total
Period Ended                  of Period  of Period     Dividends   Distributions   Returns/(1)/
============================================================================================
Inception*-- 10/31/00          $18.49      $19.04       $0.00        $0.00          2.97%+
============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges/(1)/
                                       -------------------------------------------------------
                                       Class 1        Class A           Class B        Class L
==============================================================================================
Year Ended 10/31/00                     5.39%          5.14%             4.36%           N/A
----------------------------------------------------------------------------------------------
Five Years Ended 10/31/00              16.63            N/A               N/A            N/A
----------------------------------------------------------------------------------------------
Ten Years Ended 10/31/00               15.98            N/A               N/A            N/A
----------------------------------------------------------------------------------------------
Inception* through 10/31/00            12.28          16.76             15.88           2.97%+
==============================================================================================
                                                        With Sales Charges/(2)/
                                       -------------------------------------------------------
                                       Class 1        Class A           Class B        Class L
==============================================================================================
Year Ended 10/31/00                    (3.55)%        (0.10)%           (0.06)%          N/A
----------------------------------------------------------------------------------------------
Five Years Ended 10/31/00              14.59            N/A               N/A            N/A
----------------------------------------------------------------------------------------------
Ten Years Ended 10/31/00               14.95            N/A               N/A            N/A
----------------------------------------------------------------------------------------------
Inception* through 10/31/00            11.55          15.35             15.73           0.93%+
==============================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                      Without Sales Charges/(1)/
================================================================================
Class 1 (10/31/90 through 10/31/00)                              380.95%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/00)                             91.84
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)                             85.85
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                              2.97
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the current maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase.
* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is October 9, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.


  8    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Growth & Income Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                         October 1990 -- October 2000

                                    [GRAPH]

              Smith Barney Growth & Income Fund -- Class 1 Shares


                         Oct. 1990                9,148
                         Oct. 1991               11,987
                         Oct. 1992               13,287
                         Oct. 1993               15,165
                         Oct. 1994               15,242
                         Oct. 1995               18,664
                         Oct. 1996               22,504
                         Oct. 1997               28,659
                         Oct. 1998               31,783
                         Oct. 1999               38,225
                         Oct. 2000               40,284


                          Standard & Poor's 500 Index


                         Oct. 1990               10,000
                         Oct. 1991               13,342
                         Oct. 1992               14,669
                         Oct. 1993               16,855
                         Oct. 1994               17,507
                         Oct. 1995               22,130
                         Oct. 1996               27,461
                         Oct. 1997               36,277
                         Oct. 1998               44,261
                         Oct. 1999               55,619
                         Oct. 2000               63,893


+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1990, assuming deduction of the maximum 8.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  9    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 2000
--------------------------------------------------------------------------------

SHARES                              SECURITY                           VALUE
================================================================================

COMMON STOCK -- 96.8%
Consumer Durables -- 2.6%
      1,764   Ford Motor Co.                                     $       46,085
    540,963   General Motors Corp.*                                  17,527,201
    170,000   SPX Corp.*                                             21,016,250
--------------------------------------------------------------------------------
                                                                     38,589,536
--------------------------------------------------------------------------------

Consumer Non-Durables -- 3.7%
    209,000   The Coca-Cola Co.+                                     12,618,375
    335,000   Kimberly-Clark Corp.                                   22,110,000
    406,000   PepsiCo, Inc.                                          19,665,625
--------------------------------------------------------------------------------
                                                                     54,394,000
--------------------------------------------------------------------------------

Consumer Services -- 4.0%
    650,000   AT&T Corp. - Liberty Media Corp.*                      11,700,000
    307,000   McDonald's Corp.                                        9,517,000
    539,000   The News Corp., Ltd. ADR+                              19,505,062
    265,000   Viacom Inc., Class B Shares+*                          15,071,875
     98,000   The Walt Disney Co.                                     3,509,625
--------------------------------------------------------------------------------
                                                                     59,303,562
--------------------------------------------------------------------------------

Electronic Technology -- 19.4%
     65,000   Alcatel ADR+                                            4,054,375
     40,000   BEA Systems, Inc.+*                                     2,870,000
    820,000   Cisco Systems, Inc.*++                                 44,177,500
  1,028,000   Compaq Computer Corp.                                  31,261,480
    250,000   Corning Inc.+                                          19,125,000
    235,000   Dell Computer Corp.+*                                   6,932,500
    275,000   EMC Corp.*                                             24,492,188
    270,000   Hewlett-Packard Co.+                                   12,538,125
     46,000   Inrange Technologies Corp.+*                            1,684,750
    774,000   Intel Corp.                                            34,830,000
    346,000   International Business Machines Corp.                  34,081,000
     39,000   Mercury Interactive Corp.*                              4,329,000
    126,000   Nokia Oyj ADR                                           5,386,500
    738,000   Oracle Corp.*                                          24,354,000
    157,000   Palm, Inc.*                                             8,409,312
    205,000   Seagate Technology, Inc.*                              14,324,375
     53,000   Siebel Systems, Inc.+*                                  5,561,688
    280,000   Telefonaktiebolaget LM Ericsson ADR+                    3,885,000
    116,000   Texas Instruments Inc.                                  5,691,250
--------------------------------------------------------------------------------
                                                                    287,988,043
--------------------------------------------------------------------------------

Energy Minerals -- 6.5%
    129,000   Amerada Hess Corp.                                      7,998,000
    205,000   Enron Corp.+                                           16,822,813
    235,000   Exelon Corp.                                           14,129,375
    425,000   Exxon Mobil Corp.+                                     37,904,688
    120,000   Royal Dutch Petroleum Co. ADR                           7,125,000
    121,000   Tosco Corp.+                                            3,463,625
    123,000   Total Fina Elf S.A.+                                    8,809,875
--------------------------------------------------------------------------------
                                                                     96,253,376
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 10    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

SHARES                              SECURITY                           VALUE
================================================================================

Finance -- 17.8%
    250,000   The Allstate Corp.+                                 $  10,062,500
    305,000   American Express Co.                                   18,300,000
    265,000   American International Group, Inc.+                    25,970,000
     56,000   Avalonbay Communities, Inc.                             2,572,500
    265,000   Bank of America Corp.+                                 12,736,562
    727,000   The Bank of New York Co., Inc.                         41,847,937
     55,000   Boston Properties, Inc.                                 2,227,500
    436,000   Capital One Financial Corp.+                           27,522,500
     85,000   CarrAmerica Realty Corp.                                2,512,813
    192,500   The Chase Manhattan Corp.+                              8,758,750
    245,000   Equity Office Properties Trust                          7,380,625
     78,000   Equity Residential Properties Trust                     3,670,875
    466,490   FleetBoston Financial Corp.                            17,726,620
     63,000   Freddie Mac                                             3,780,000
    115,000   The Goldman Sachs Group, Inc.+                         11,478,438
     95,000   J.P. Morgan & Co. Inc.+                                15,722,500
    140,000   Morgan Stanley Dean Witter & Co.                       11,243,750
    165,000   PaineWebber Inc.                                       11,756,250
    140,000   PNC Financial Services Group+                           9,362,500
     38,000   Providian Financial Corp.+                              3,952,000
     45,000   Spieker Properties, Inc.                                2,491,875
    300,000   Washington Mutual, Inc.+                               13,200,000
--------------------------------------------------------------------------------
                                                                    264,276,495
--------------------------------------------------------------------------------

Health Services -- 1.3%
    476,000   HCA-The Healthcare Co.+                                19,010,250
--------------------------------------------------------------------------------

Health Technology -- 10.5%
    294,000   Abbott Laboratories                                    15,526,875
    319,000   American Home Products Corp.                           20,256,500
    158,000   Eli Lilly & Co.+                                       14,121,250
     45,000   Genentech, Inc.*                                        3,712,500
     53,000   Invitrogen Corp.*                                       4,031,312
    336,000   Merck & Co., Inc.                                      30,219,000
    386,000   Novartis AG                                            14,812,750
    617,000   Pfizer Inc.                                            26,646,688
     69,000   Pharmacia Corp.                                         3,795,000
    132,000   Schering-Plough Corp.                                   6,822,750
    245,000   Watson Pharmaceuticals, Inc.*+                         15,327,812
--------------------------------------------------------------------------------
                                                                     155,272,437
--------------------------------------------------------------------------------

Non-Energy Minerals -- 2.4%
    578,000   Alcoa Inc.                                             16,581,375
     80,000   OM Group, Inc.                                          3,700,000
     84,000   Phelps Dodge Corp.                                      3,927,000
    395,000   PolyOne Corp.                                           3,110,625
    295,000   UPM-Kymmene Oyj ADR                                     8,628,750
--------------------------------------------------------------------------------
                                                                     35,947,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 11    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

SHARES                              SECURITY                           VALUE
================================================================================

Process Industries -- 3.9%
    120,000   Air Products & Chemicals, Inc.                   $     4,477,500
    317,200   Emerson Electric Co.+                                 23,294,375
    538,000   General Electric Co.+                                 29,489,125
--------------------------------------------------------------------------------
                                                                    57,261,000
--------------------------------------------------------------------------------

Producer Manufacturing -- 0.5%
     60,000   General Dynamics Corp.                                 4,293,750
    100,000   Ingersoll-Rand Co.+                                    3,775,000
--------------------------------------------------------------------------------
                                                                     8,068,750
--------------------------------------------------------------------------------

Retail Trade -- 7.8%
  1,048,200   Costco Wholesale Corp.*+                              38,390,325
  1,148,000   Federated Department Stores, Inc. *+                  37,381,750
    369,000   The Home Depot, Inc.                                  15,867,000
    437,000   Safeway Inc. ADR*+                                    23,898,437
--------------------------------------------------------------------------------
                                                                   115,537,512
--------------------------------------------------------------------------------

Technology Services -- 5.9%
    330,000   America Online, Inc.*                                 16,641,900
    270,000   Automatic Data Processing, Inc.                       17,634,375
     85,000   Celestica Inc.*                                        6,109,375
    678,000   Microsoft Corp.*                                      46,697,250
--------------------------------------------------------------------------------
                                                                    87,082,900
--------------------------------------------------------------------------------

Transportation -- 0.6%
    340,000   Southwest Airlines Co.                                 9,690,000
--------------------------------------------------------------------------------

Utilities -- 9.9%
    398,000   The Coastal Corp.                                     30,024,125
    160,000   Duke Energy Corp.+                                    13,830,000
    252,000   Edison International                                   6,016,500
  1,049,000   Genuity Inc.*                                          5,769,500
    140,000   PG&E Corp.+                                            3,771,250
    459,000   SBC Communications Inc.+                              26,478,562
    106,500   UnitedGlobalCom Inc.*                                  3,388,031
    730,600   Verizon Communications                                42,237,813
    615,000   WorldCom, Inc.*                                       14,606,250
--------------------------------------------------------------------------------
                                                                   146,122,031
--------------------------------------------------------------------------------

              TOTAL COMMON STOCK
              (Cost -- $1,168,409,997)                           1,434,797,642
================================================================================

CONTRACTS                            SECURITY                          VALUE
================================================================================

PURCHASED PUT OPTIONS* -- 0.2%
    136,000   Cisco Systems, Inc., Put @ 45, Expire 11/18/00           204,000
              Corning Inc.:
     40,000     Put @ 83.375, Expire 11/18/00                          400,000
     36,000     Put @ 90, Expire 11/18/00                              531,000
     37,000     Put @ 93.375, Expire 1/20/00                           888,000


                       See Notes to Financial Statements.


 12    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 2000
--------------------------------------------------------------------------------

CONTRACTS                                 SECURITY                 VALUE
================================================================================

PURCHASED OPTIONS-- 0.2% (continued)
     39,500    S&P 500 Index, Put @ 1350, Expire 11/18/00       $      246,875
     27,000    SPX Corp.,Put @ 120, Expire 11/18/00                    138,375
--------------------------------------------------------------------------------
               TOTAL PURCHASED OPTIONS
               (Cost -- $2,346,024)                                  2,408,250
================================================================================

   FACE
  AMOUNT                            SECURITY                           VALUE
================================================================================

CONVERTIBLE CORPORATE BONDS -- 1.2%
$ 4,175,000    Hutchison Whampoa Intl., 2.875% due 9/15/03+*         4,433,349
 10,900,000    NTL Inc.,5.750% due 12/15/09+*                        6,989,625
  7,200,000    Verizon Global FDG Corp., 5.750% due 4/1/03           6,939,000
--------------------------------------------------------------------------------

               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost -- $18,225,168)                                18,361,974
================================================================================

REPURCHASE AGREEMENT -- 1.8%
 26,796,000    Chase Securities Inc., 6.400% due 11/1/00;
                 Proceeds at maturity -- $26,800,764; (Fully
                 collateralized by U.S. Treasury Bonds, 6.750%
                 due 8/15/26; Market value -- $27,336,963)
                 (Cost -- $26,796,000)                              26,796,000
================================================================================

               TOTAL INVESTMENTS -- 100%
               (Cost -- $1,215,777,189**)                       $1,482,363,866
================================================================================

+  All or a portion of this security is on loan (See Note 9).
*  Non-incoming producing security.
++ All or a portion of this security is segregated for purchased put and written call options.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


 13    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $1,215,777,189)                           $ 1,482,363,866
   Collateral for securities on loan (Note 9)                                   143,397,333
   Receivable for securities sold                                                16,885,331
   Receivable for Fund shares sold                                                  933,486
   Dividends and interest receivable                                              1,120,285
-------------------------------------------------------------------------------------------
   Total Assets                                                               1,644,700,301
-------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities on loan (Note 9)                                      143,397,333
   Payable for securities purchased                                              32,346,918
   Payable for Fund shares purchased                                              1,133,396
   Payable for options written (Premiums received -- $1,607,835) (Note 6)           826,250
   Investment advisory fees payable                                                 814,863
   Trustees retirement plan                                                         284,409
   Distribution fees payable                                                         89,038
   Payable to bank                                                                      539
   Accrued expenses                                                               1,236,522
-------------------------------------------------------------------------------------------
   Total Liabilities                                                            180,129,268
-------------------------------------------------------------------------------------------
Total Net Assets                                                            $ 1,464,571,033
===========================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                               $       771,867
   Capital paid in excess of par value                                        1,091,872,530
   Overdistributed net investment income                                            (58,299)
   Accumulated net realized gain on security transactions and options           104,616,673
   Net unrealized appreciation of investments and options                       267,368,262
-------------------------------------------------------------------------------------------
Total Net Assets                                                            $ 1,464,571,033
===========================================================================================

Shares Outstanding:
   Class 1                                                                       53,470,447
-------------------------------------------------------------------------------------------
   Class A                                                                       11,273,648
-------------------------------------------------------------------------------------------
   Class B                                                                       12,431,766
-------------------------------------------------------------------------------------------
   Class L                                                                           10,809
===========================================================================================

Net Asset Value:
   Class 1 (and redemption price)                                                    $19.03
-------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                    $19.03
-------------------------------------------------------------------------------------------
   Class B *                                                                         $18.70
-------------------------------------------------------------------------------------------
   Class L **                                                                        $19.04
===========================================================================================

Maximium Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                 $20.80
-------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                 $20.03
-------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                 $19.23
===========================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

 14    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest                                                                       $     591,872
   Dividends                                                                         18,883,765
   Less: Foreign withholding tax                                                         (4,848)
-----------------------------------------------------------------------------------------------
   Total Investment Income                                                           19,470,789
-----------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                                  9,663,674
   Distribution fees (Note 2)                                                         2,799,689
   Shareholder and system servicing fees                                              2,354,595
   Shareholder communications                                                           351,920
   Trustees' fees                                                                       176,310
   Registration fees                                                                    135,174
   Custody                                                                               48,541
   Audit and legal                                                                       36,105
   Other                                                                                  9,999
-----------------------------------------------------------------------------------------------
   Total Expenses                                                                    15,576,007
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                 3,894,782
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                        108,041,883
     Options written                                                                 (1,190,175)
-----------------------------------------------------------------------------------------------
   Net Realized Gain                                                                106,851,708
-----------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Options:
     Beginning of year                                                              300,813,424
     End of year                                                                    267,368,262
-----------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                                          (33,445,162)
-----------------------------------------------------------------------------------------------
Net Gain on Investments and Options                                                  73,406,546
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $  77,301,328
===============================================================================================

                       See Notes to Financial Statements.

 15    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended October 31,
--------------------------------------------------------------------------------

                                                                           2000               1999
======================================================================================================
OPERATIONS:
   Net investment income                                            $     3,894,782    $     4,140,150
   Net realized gain                                                    106,851,708        242,433,122
   Increase (decrease) in net unrealized appreciation                   (33,445,162)        17,881,827
------------------------------------------------------------------------------------------------------
   Increase In Net Assets From Operations                                77,301,328        264,455,099
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (3,894,782)        (4,140,150)
   Net realized gain                                                   (242,086,093)       (56,051,830)
------------------------------------------------------------------------------------------------------
   Decrease In Net Assets From Distributions to Shareholders           (245,980,875)       (60,191,980)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                     181,864,792        200,988,247
   Net asset value of shares issued for reinvestment of dividends       245,772,799         60,191,853
   Cost of shares reacquired                                           (305,079,851)      (294,359,957)
------------------------------------------------------------------------------------------------------
   Increase (Decrease) In Net Assets From Fund Share Transactions       122,557,740        (33,179,857)
------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets                                       (46,121,807)       171,083,262

NET ASSETS:
   Beginning of year                                                  1,510,692,840      1,339,609,578
------------------------------------------------------------------------------------------------------
   End Of Year*                                                     $ 1,464,571,033    $ 1,510,692,840
======================================================================================================
* Includes overdistributed net investment income of:                       $(58,299)          $(58,299)
======================================================================================================

                       See Notes to Financial Statements.

 16    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Growth & Income Fund ("Fund"), formerly known as the Growth and Income Fund, is a separate investment fund of the Smith Barney Investment Series ("Series"), formerly known as the Concert Investment Series. The Series, a Massachusetts business trust, is registered under the investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this fund and two other separate investment funds: Smith Barney International Aggressive Growth Fund, formerly known as the International Equity Fund, Select Growth Portfolio, Select Mid Cap Portfolio, Select Growth and Income Portfolio, Select Small Cap Portfolio, formerly known as Select Emerging Growth Portfolio, Select Government Portfolio and Smith Barney Large Cap Core Fund, formerly known as the Growth Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk.


 17    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment adviser to the Series. The Fund pays an investment advisory fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                                      Annual Rate
================================================================================
First $1 billion                                                  0.65%
--------------------------------------------------------------------------------
Next $1 billion                                                   0.60
--------------------------------------------------------------------------------
Next $1 billion                                                   0.55
--------------------------------------------------------------------------------
Next $1 billion                                                   0.50
--------------------------------------------------------------------------------
Over $4 billion                                                   0.45
================================================================================

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the year ended October 31, 2000, the Fund paid transfer agent fees of $24,614 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and its affiliates received $38,060 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. The CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2000, SSB and CFBDS received sales charges of approximately $1,793,000, $2,343,000 and $1,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $732,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the year ended October 31, 2000, total Distribution Plan fees incurred were:

                                Class A          Class B          Class L
================================================================================
Distribution Plan Fees         $511,442         $2,288,164          $83
================================================================================

All officers and one Trustee of the Series are employees of SSB.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


 18    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $  945,039,153
--------------------------------------------------------------------------------
Sales                                                          1,071,418,115
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                               $    306,117,743
Gross unrealized depreciation                                    (39,531,066)
--------------------------------------------------------------------------------
Net unrealized appreciation                                 $    266,586,677
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the Fund had no open futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily.When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option.When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund had purchased put options with a total cost of $2,346,024.

When the Fund writes a covered call or put option,an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily.When a written option expires, the Fund realizes a gain.When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received.When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


 19    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

The following covered call options transactions occurred on the Fund during the year ended October 31, 2000.

                                                                                          Number Of
                                                                                          Contracts        Premiums
=====================================================================================================================
Options written, outstanding at October 31, 1999                                                --                 --
Options written                                                                              4,050        $ 3,711,093
Options cancelled in closing purchase transactions                                          (1,290)        (2,103,258)
---------------------------------------------------------------------------------------------------------------------
Options written, outstanding at October 31, 2000                                             2,760        $ 1,607,835
=====================================================================================================================


The following table represents the written call options open at October 31, 2000:

Number Of                                                                                  Strike
Contracts                                                                 Expiration        Price             Value
=====================================================================================================================
   1,360       Cisco Systems, Inc.                                         11/18/00       $ 55.000          $(442,000)
     400       Corning Inc.                                                11/18/00         90.000            (77,500)
     360       Corning Inc.                                                11/18/00        100.000            (22,500)
     370       Corning Inc.                                                 1/20/00        103.375           (152,625)
     270       SPX Corp.                                                   11/18/00        130.000           (131,625)
---------------------------------------------------------------------------------------------------------------------
           Total Options Written (Premiums received -- $1,607,835)                                          $(826,250)
=====================================================================================================================

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2000, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.The custodian establishes and maintains the collateral in a segregated account.


 20    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 2000, the Fund loaned stocks having a value of approximately $141,693,539. The Fund held the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
   Bank of Brussels, 6.66% due 11/1/00                             $ 23,733,119
   Caisse Des Depots, 6.66% due 11/1/00                              23,733,119
   Chase Bank, 6.66% due 11/1/00                                     23,733,119
   State Street Bank, 6.66% due 11/1/00                              23,733,119
   UBS Securities, 6.59% due 11/1/00                                  8,501,144
Floating Rate Notes:
   AmSouth Bank, 6.79% due 1/25/01                                    3,268,545
   Bear Stearns & Co., 6.77% due 9/12/01                              3,893,734
   Bear Stearns & Co., 6.61% due 10/30/01                             3,193,713
   First Union Bank, 6.76% due 5/21/01                                  469,022
   First Union Bank, 6.62% due 5/23/01                                  551,643
   First Union Bank, 6.76% due 7/27/01                                1,556,574
   KeyBank Corp., 6.76% due 2/14/01                                   2,976,146
   Morgan Stanley Dean Witter & Co., 6.78% due 11/2/00                2,783,648
   Sigma Finance, 6.60% due 12/4/00                                   4,547,703
Yankee Certificate Of Deposit:
   Daichi Kangyo Bank, 6.59% due 11/1/00                              6,777,723
   Norinchukin Bank, 6.59% due 11/1/00                                6,777,723
   Sanwa Bank, 6.60% due 11/13/00                                     3,167,539
--------------------------------------------------------------------------------
Total                                                              $143,397,333
================================================================================

Income earned from securities lending by the Fund for the year ended October 31, 2000 was $158,394.

10. Securities Traded on a To-Be-Announced Basis

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, the Fund did not hold any TBA securities.

11. Shares of Beneficial Interest

The Fund has four classes of beneficial interest, Classes 1, A, B and L each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

At October 31, 2000, total paid-in capital amounted to the following for each class:


                                 Class 1         Class A         Class B         Class L
=========================================================================================
Total Paid-in Capital         $654,083,839     $209,757,759    $228,608,294      $194,505
=========================================================================================


 21    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                                          Year Ended October 31, 2000             Year Ended October 31, 1999
                                                      ----------------------------------     -------------------------------------
                                                            Shares            Amount              Shares             Amount
==================================================================================================================================
Class 1
Shares sold                                                2,182,584      $  42,193,753          2,598,797         $  53,410,600
Shares issued on reinvestment                              9,398,458        181,359,984          2,463,190            48,749,017
Shares reacquired                                        (10,611,813)      (204,928,094)       (10,761,833)         (221,519,010)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                      969,229      $  18,625,643         (5,699,846)        $(119,359,393)
==================================================================================================================================
Class A
Shares sold                                                3,836,842      $  73,704,625          3,444,529         $  71,212,020
Shares issued on reinvestment                              1,553,778         29,986,623            282,097             5,574,730
Shares reacquired                                         (2,615,468)       (50,191,349)        (1,943,345)          (40,176,253)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                               2,775,152      $  53,499,899          1,783,281         $  36,610,497
==================================================================================================================================
Class B
Shares sold                                                3,454,782      $  65,771,909          3,712,290         $  76,365,627
Shares issued on reinvestment                              1,805,254         34,426,192            298,328             5,868,106
Shares reacquired                                         (2,639,981)       (49,960,408)        (1,593,823)          (32,664,694)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                               2,620,055      $  50,237,693          2,416,795         $  49,569,039
==================================================================================================================================
Class L*
Shares sold                                                   10,809      $     194,505                 --                    --
Shares issued on reinvestment                                     --                 --                 --                    --
Shares reacquired                                                 --                 --                 --                    --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  10,809      $     194,505                 --                    --
==================================================================================================================================

 * For the period from October 9, 2000 (inception date) to October 31, 2000.

 22    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:


Class 1 Shares                                           2000(1)      1999(1)        1998           1997          1996
===========================================================================================================================
Net Asset Value, Beginning of Year                        $21.36        $18.53        $20.10        $18.11        $16.95
---------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                    0.08          0.09          0.18          0.24          0.31
   Net realized and unrealized gain                         1.11          3.60          1.70          4.23          2.94
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                1.19          3.69          1.88          4.47          3.25
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.07)        (0.08)        (0.20)        (0.30)        (0.34)
   Net realized gains                                      (3.45)        (0.78)        (3.25)        (2.18)        (1.75)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (3.52)        (0.86)        (3.45)        (2.48)        (2.09)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $19.03        $21.36        $18.53        $20.10        $18.11
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                5.39%        20.27%        10.90%        27.35%        20.58%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                        $1,017        $1,122        $1,079        $1,097          $943
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                 0.85%         0.84%         0.83%         0.88%         0.91%
   Net investment income                                    0.43          0.43          0.90          1.25          1.78
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       63%           53%           34%           93%          121%
===========================================================================================================================

Class A Shares                                           2000(1)       1999(1)         1998          1997       1996(2)
===========================================================================================================================
Net Asset Value, Beginning of Year                        $21.35        $18.53        $20.10        $18.11        $17.19
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                             0.04          0.03         (0.02)         0.20          0.07
   Net realized and unrealized gain                         1.11          3.60          1.85          4.22          0.91
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                1.15          3.63          1.83          4.42          0.98
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.02)        (0.03)        (0.15)        (0.25)        (0.06)
   Net realized gains                                      (3.45)        (0.78)        (3.25)        (2.18)           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (3.47)        (0.81)        (3.40)        (2.43)        (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $19.03        $21.35        $18.53        $20.10        $18.11
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                5.14%        19.93%        10.63%        27.04%         5.72%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                          $215          $181          $124           $80           $33
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                 1.06%         1.12%         1.07%         1.12%         1.16%+
   Net investment income                                    0.21          0.15          0.63          0.96          1.78+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       63%           53%           34%           93%          121%
===========================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.



 23    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:




Class B Shares                                     2000(1)       1999(1)       1998           1997       1996(2)
===================================================================================================================
Net Asset Value, Beginning of Year                 $21.16        $18.48        $20.07         $18.09     $17.19
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.10)        (0.12)       (0.01)           0.06       0.04
   Net realized and unrealized gain                  1.09          3.58         1.71            4.22       0.90
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.99          3.46         1.70            4.28       0.94
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --            --        (0.04)          (0.12)     (0.04)
   Net realized gains                               (3.45)        (0.78)       (3.25)          (2.18)        --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (3.45)        (0.78)       (3.29)          (2.30)     (0.04)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $18.70        $21.16       $18.48          $20.07     $18.09
-------------------------------------------------------------------------------------------------------------------
Total Return                                         4.36%        19.03%        9.85%          26.08%      5.49%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $  232        $  208       $  137          $   99     $   52
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.81%         1.87%        1.81%           1.88%      1.91%+
   Net investment income (loss)                     (0.54)        (0.60)       (0.09)           0.22       1.05+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                63%           53%          34%             93%       121%
===================================================================================================================

Class L Shares                                   2000(1)(3)
===================================================================================================================
Net Asset Value, Beginning of Year                 $18.49
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Investment Operations:
   Net investment loss                              (0.02)
   Net realized and unrealized gain                  0.57
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.55
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Net investment income                               --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $19.04
-------------------------------------------------------------------------------------------------------------------
Total Return                                         2.97%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $  205
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.71%+
   Net investment loss                              (1.23)+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                63%
===================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 18, 1996 (inception date) to October 31, 1996.

(3) For the period from October 9, 2000 (inception date) to October 31, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

 24    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
of the Smith Barney Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Growth and Income Fund of the Smith Barney Investment Series as of October 31, 2000, the related statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the years in the four-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Growth & Income Fund of the Smith Barney Investment Series as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ KPMG LLP

New York, New York
December 19, 2000

 25    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Change in Independent Auditor: On October 12, 2000, Ernst & Young LLP ("E&Y") informed the Fund's Board of Trustees ("Board") that they were resigning as auditors of the Fund. E&Y informed the Board that they were resigning to comply with Independence Standard Board standards due to a recent relationship with Salomon Smith Barney Inc. During the Fund's two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. E&Y has provided a letter to the Securities and Exchange Commission stating that E&Y agrees with the foregoing statements, and has provided the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at 1-800-544-5445.

 26    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2000:

     .    Total long-term capital gain distributions paid of $228,396,718.

     .    A corporate dividends received deduction of 91.09%.

 27    Smith Barney Growth & Income Fund | 2000 Annual Report to Shareholders

                       This page intentionally left blank

SMITH BARNEY
GROWTH & INCOME FUND

BOARD OF TRUSTEES
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Petit


OFFICERS
Heath B. McLendon
Chairman


John Richards
President


Lewis E. Daidone
Senior Vice President
and Treasurer


Michael Kagan
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

INVESTMENT ADVISOR
SSB Citi Fund Management LLC


DISTRIBUTORS
Salomon Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIANS
PFPC Trust Company
Chase Manhattan Bank, N.A.


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFS Shareholder Services
3100 Breckinridge Blvd.
Duluth, Georgia 30099

Smith Barney Growth & Income Fund

This report is submitted for the general information of the shareholders of Smith Barney Investment Series -- Smith Barney Growth & Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Series, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

SMITH BARNEY GROWTH & INCOME FUND
3120 Breckinridge Boulevard
Duluth,Georgia 30099-0001

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02101 12/00

THE SMITH BARNEY
INVESTMENT SERIES
--------------------------------------------------------------------------------

ANNUAL REPORT

October 31, 2000

Select Portfolios

                            [LOGO OF SMITH BARNEY]

                  Your Serious Money. Professionally Managed(SM)


--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

Table of Contents


Letter to Shareholders .....................................................   1

Smith Barney Investment Series -- Select Portfolios

   Select Small Cap Portfolio ..............................................   3

   Select Mid Cap Portfolio ................................................   6

   Select Growth Portfolio .................................................   9

   Select Growth and Income Portfolio ......................................  12

   Select Government Portfolio .............................................  15

Schedules of Investments ...................................................  18

Statements of Assets and Liabilities .......................................  36

Statements of Operations ...................................................  37

Statements of Changes in Net Assets ........................................  38

Notes to Financial Statements ..............................................  40

Financial Highlights .......................................................  46

Report of Independent Auditors .............................................  51

Tax Information ............................................................  52

Management of the Series ................................................... IBC

[PHOTO]

HEATH B.
MCLENDON

Chairman
Smith Barney
Investment Series

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Investment Series Select Portfolios ("Portfolio(s)")/1/ for the year ended October 31, 2000. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. We hope that you find this report to be useful and informative.

The Performance of the Smith Barney Investment Series Select Portfolios/2/

Total Returns for the Year Ended October 31, 2000:

Portfolio                                  Total Returns
---------                                  -------------
Select Small Cap Portfolio                    11.64%
Select Mid Cap Portfolio                      43.43
Select Growth Portfolio                       15.61
Select Growth & Income                         6.86
Select Government Portfolio                    6.55

Market Commentary

For much of the period, the stock market has been influenced by two dominant themes -- the direction of interest rates and investors concerns regarding the valuations assigned to many technology and Internet stocks. The Federal Reserve Board's ("Fed") decision to steadily increase short-term interest rates during the period, in our opinion, caused many investors to question the durability of broad U.S. economic growth and the accompanying sustainability of the current bull market in stocks.

Since the beginning of 2000, a market shift has occurred, leaving many investors who invested in technology and high-growth companies distressed and investors in financial, energy, and utility stocks encouraged.

Momentum investing and technology stocks have been out of favor with investors during the past few months, replaced in many cases by a renewed interest in companies that many investors believed may provide real earnings with strong financials.

Interest rate increases, instituted by the Fed beginning last year and continuing in early 2000, following the benign conclusion of the Y2K scare, had a dramatic effect on the U.S. stock markets. This in turn, has contributed to a slowdown in overall U.S. economic growth from the very robust levels of the second half of 1999 and the first quarter of 2000.

During the past few months, a concerned sentiment has grown among investors that a possible "soft landing" being engineered by the Fed might become something more severe with negative ramifications on corporate profits. The high cost of energy combined with the diminished wealth effect resulting from the large decline in the NASDAQ/3/ market, have led to a slowing in the U.S. economy and in particular, a deceleration in the rate of growth in spending on technology capital goods.

After four years of over 20% annual returns, it appears that the stock market's returns may be lower in 2000. During the past year the markets were highly volatile. Technology stocks were the market leaders from October 1999 to March 2000, but fell sharply in mid-April, as witnessed by the approximate 35% decline of the NASDAQ, only to recover during the summer and decline again in the autumn. We view the second decline as more significant, as it was driven by weaker fundamentals, whereas the first decline was driven primarily by market sentiment. The earnings outlook for semiconductor, PC companies and telecommunications equipment makers weakened noticeably over the summer and fall of 2000.

---------
/1/ The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

/2/ The performance returns presented for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

/3/ NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                        1

While economic growth has slowed from last winter's rapid pace, we expect the U.S. economy may slow even further. This may affect the Fed's monetary policy over the next few months, which could potentially lay the groundwork for the next market upturn. During the first half of 2000, the question that many stock market investors asked was, "When will the economy slow down enough for the Fed to stop raising interest rates?" The answer came during the third quarter of 2000. Gross domestic product ("GDP")/4/ growth slowed from an 8% annual growth rate in the second quarter to a 5% annual growth rate in the third quarter of 2000. The best performing stocks during the third quarter, financials and utilities, were in industries that generally benefit most from lower interest rates.

Recently, the bond market has made up for its past malaise and then some, fueled by news of the U.S. Treasury plans to buy back approximately $30 billion of its long-term debt obligations.

The U.S. Treasury Department's announcement of its plans to begin buying back debt in the open market via a reverse auction due to the federal budget surplus has had a significant impact on the bond market. Portfolio managers and traders throughout the investment community began to realize that for the first time in 20 years not only would there be less new supply there would also be fewer U.S. Treasuries outstanding. This caused a huge rally in bonds even as the Fed was in its most aggressive rate tightening campaign since 1994.

Thank you for investing in The Smith Barney Investment Series -- Select Portfolios.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman
Smith Barney Investment Series

November 27, 2000

---------

/4/ GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Small Cap Portfolio
--------------------------------------------------------------------------------

The Select Small Cap Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in domestic companies, in early stages of their life cycles, characterized by relatively high earnings growth./1/

Portfolio Manager:

Sandip A. Bhagat, CFA

[PHOTO]

Assumed management:
September 15, 1999

Investment experience:
More than thirteen years

Background: Joined Travelers in 1987. Extensive portfolio management experience in quantitative investment management. Formerly, a Vice President at Mandell Institute, Inc., a research & development think tank.

Education: BS, Chemical Engineering, University of Bombay; MS, Chemical Engineering, University of Connecticut; MBA, Finance, University of Connecticut.

Portfolio Update

For the year ended October 31, 2000, the Select Small Cap Portfolio returned 11.64%. In comparison, the Russell 2000 Index ("Russell 2000")/2/ returned 17.41% for the same period.

The Portfolio's fundamental goal is to capture the performance of the small cap stock market with a high degree of consistency. We do not attempt to time the market nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to perform better than their peers.

The past six months of the period proved to be a difficult time for the U.S. stock markets, with most major indices posting negative results. During the past six months, the small capitalization market, as measured by the Russell 2000, declined 1.11%, compared to the 0.42% decline of the Standard and Poor's 500 Index ("S&P 500")/3/, which measures the performance of large capitalization stocks. However, for the year ended October 31, 2000, the Russell 2000, advanced 17.41%, compared to a 6.08% return for the S&P 500.

We continue to maintain our bullish outlook on the technology sector despite the recent sell-off. We will look to increase our exposure to select segments within the technology sector, especially the software segment. Our view towards the energy sector also remains favorable, as we look for increased capital budgeting expenditures to drive strong earnings growth during the remainder of the year.

We seek to control the risk of the Portfolio through its overall diversification, which has been a huge benefit in the current volatile markets. We expect this strategy to work for investors given a somewhat uncertain direction for the U.S. stock marketplace.

---------
/1/ Because the Portfolio invests primarily in small-capitalization companies, an investment in the Portfolio may be considered more volatile and more susceptible to loss than an investment in a portfolio that invests primarily in large capitalization companies. Compared to medium and large, established companies, small-capitalization companies are more likely to have limited product lines, limited capital resources and less experienced management. The price of small capitalization company stocks tend to be more volatile than the price of larger capitalization company stocks.
/2/ The Russell 2000 is an unmanaged index of smaller capitalization stocks. Please note that an investor cannot invest directly in an index.
/3/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                        3

--------------------------------------------------------------------------------
                           Select Small Cap Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                                Net Asset Value
                                             ---------------------
                                             Beginning        End          Income     Capital Gain      Total
Year Ended                                    of Year       of Year      Dividends    Distributions    Returns+
=================================================================================================================
10/31/00                                      $ 9.92        $11.03         $0.05         $0.00**        11.64%
-----------------------------------------------------------------------------------------------------------------
9/15/99*--10/31/99                             10.00          9.92          0.00          0.00          (0.80)++
=================================================================================================================
  Total                                                                    $0.05         $0.00
=================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
Year Ended 10/31/00                                                       11.64%
--------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                  9.47
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                 10.75%
================================================================================

 +   Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 *   Commencement of operations.
**   Amount represents less than $0.01.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Small Cap Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Select Small Cap Portfolio
vs. Russell 2000 Stock Index+
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                      Select Small Cap         Russell 2000 Stock Index
                          Portfolio
Sep 15, 99                10,000                         10,000

10/99                      9,920                         10,040

1/00                      11,959                         11,653

4/00                      11,989                         11,919

7/00                      11,105                         11,811

Oct 31, 2000              11,075                         11,787


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Russell 2000 Stock Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States and the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*++
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 3.7%     Computer Software
16.3%     Consumer Discretionary
 8.1%     Electronic - Components
 7.0%     Finance
23.6%     Health Care
 4.1%     Internet Content
 5.9%     Materials & Processing
 4.1%     Producer Durables
16.9%     Technology
10.3%     Other

*    As a percentage of total common stock.
++   Holdings are as of October 31, 2000 and are subject to change.

Investment Allocation**++
--------------------------------------------------------------------------------

                                  [PIE CHART]

52.1%     Common Stock
 4.8%     U.S. Government Obligations
43.1%     Repurchase Agreements

**   As a percentage of total investments.

--------------------------------------------------------------------------------
The Smith Barney Investment Series-- Select Portfolios                         5

--------------------------------------------------------------------------------
Select Mid Cap Portfolio
--------------------------------------------------------------------------------

The Select Mid Cap Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in equity securities of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") /1/ at the time of investment./2/

Portfolio Manager:
Lawrence B. Weissman, CFA

[PHOTO]

Assumed management:
September 15, 1999

Investment experience:
More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: BS, Cornell University; MBA, Columbia University

Portfolio Update

For the year ended October 31, 2000, the Select Mid Cap Portfolio returned 43.43%. In comparison, the S&P MidCap 400 returned 31.65% for the same period. The Portfolio is made up of companies that we believe to be high-quality, well-positioned, and at competitive prices. Conceptually, we seek to take advantage of the price differences between large- and medium-capitalization companies without taking on undue risk.

In seeking to accomplish this goal, we follow an investment approach that focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. We also look for consistent growth, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a company.

The Portfolio seeks long-term growth of capital by investing primarily in the stocks of medium-sized companies./3/ Since the Portfolio's inception, we have remained committed to our investment style and we continue to focus on maintaining a quality-oriented portfolio that we believe may provide higher returns with potentially lower risk over time.

Recently, U.S. stock markets have experienced extreme levels of volatility. However, during the period we maintained our stock selection strategy of buying companies that we believe have exhibited strong growth characteristics, including high historic growth rates and skilled management that is committed to long-term growth.

We believe our positive performance during the period can be directly attributed to our solid stock selection and our disciplined and conservative investment style. (Of course, past performance is not indicative of future results.)

---------
/1/ The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size, liquidating and industry group representation. Please note that an investor cannot invest directly in an index.

/2/ Because the Portfolio invests primarily in medium-capitalization companies, an investment in the portfolio may be more volatile and more susceptible to loss than an investment in a portfolio which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets

---------
     and financial resources than large-capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small-capitalization companies. The prices of medium-capitalization company stocks tend to be more volatile than the prices of large-capitalization company stocks.

/3/ Medium-sized companies are those companies whose market capitalization is within the market capitalization range of companies in the S&P MidCap 400 at the time of the Portfolio's investment.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           Select Mid Cap Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                             Beginning        End        Income     Capital Gain     Total
Year Ended                    of Year       of Year    Dividends   Distributions   Returns+
=============================================================================================
10/31/00                       $10.11        $14.48       $0.02         $0.00       43.43%
---------------------------------------------------------------------------------------------
9/15/99* -- 10/31/99            10.00         10.11        0.00          0.00        1.10++
=============================================================================================
  Total                                                   $0.02         $0.00
=============================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

---------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------
Year Ended 10/31/00                                                                 43.43%
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                           38.99
=============================================================================================

---------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                           45.01%
=============================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
The Smith Barney Investment Series-- Select Portfolios                         7

--------------------------------------------------------------------------------
Select Mid Cap Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Select Mid Cap Portfolio
vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                         September 1999 -- October 2000

                                 [LINE GRAPH]

                         Select
                    Mid Cap Portfolio     Standard & Poor's Mid Cap 400 Index
Sep-1999                  10,000                         10,000

10/99                     10,110                          9,975

1/00                      11,767                         10,809

4/2000                    13,169                         12,095

7/2000                    13,900                         12,312

Oct 31, 2000          14,501                         13,132


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*++
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 3.5%     Commercial Services
 4.8%     Consumer Durables
 4.6%     Consumer Services
20.9%     Finance
10.4%     Health Care - Drugs
 7.3%     Industrial Services
23.2%     Technology
 3.4%     Telecommunications
 4.2%     Utilities
17.7%     Other

*    As a percentage of total common stock.
++   Holdings are as of October 31, 2000 and are subject to change.

Investment Allocation**++
--------------------------------------------------------------------------------

                                  [PIE CHART]

22.4%     Repurchase Agreements
77.6%     Common Stock

**   As a percentage of total investments.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth Portfolio
--------------------------------------------------------------------------------

The Select Growth Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests principally in U.S. common stocks and other equity securities, typically of established companies with large-market capitalizations.

Portfolio Manager:
Lawrence B. Weissman, CFA

[PHOTO]

Assumed management:
September 15, 1999

Investment experience:
More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Portfolio Update
For the year ended October 31, 2000, the Select Growth Portfolio returned 15.61%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 6.08% for the same period.

We continue to manage the Portfolio in line with its investment objective of capital appreciation in what we believe to be an effective way. We continue to pursue a measured and disciplined approach to investing in what we consider to be quality companies well positioned for the long term.

During the period, the Portfolio continued to be well diversified across sectors as well as individual companies. Although during the period the Portfolio has remained fully invested, we have tried to react quickly to the changing market environment and manage risk in order to protect the Portfolio's assets.

We look to invest in established companies. Although the market has been extremely volatile during the period, our focus on buying and holding high-quality, well-managed, and well-positioned companies has helped us to weather market corrections and has rewarded us with consistent and superior performance. We have built a portfolio that follows a lower risk, growth-oriented strategy by investing in both the classic blue-chip companies as well as companies that we believe have the potential to become the blue chips of tomorrow. And while no guarantees can be made, we believe this is the best investment strategy for success over the long term.

---------
/1/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                        9

--------------------------------------------------------------------------------
                              Select Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                             Beginning        End        Income     Capital Gain     Total
Year Ended                    of Year       of Year    Dividends   Distributions   Returns+
=============================================================================================
10/31/00                       $10.51        $12.14       $0.01         $0.00       15.61%
---------------------------------------------------------------------------------------------
9/15/99* -- 10/31/99            10.00         10.51        0.00          0.00        5.10++
=============================================================================================
  Total                                                   $0.01         $0.00
=============================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

---------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------
Year Ended 10/31/00                                                                 15.61%
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                           18.83
=============================================================================================

---------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                           21.50%
=============================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Select Growth Portfolio
vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         September 1999 -- October 2000

                                 [LINE GRAPH]


                         Select
                    Growth Portfolio      Standard & Poor's 500 Index
Sep 15, 99                10,000                      10,000

10/99                     10,510                      10,633

1/00                      11,540                      10,911

4/00                      12,380                      11,397

7/00                      12,310                      11,259

Oct 31, 2000              12,150                      11,278


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*++
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 5.9%     Consumer Non-Durables
 5.2%     Consumer Services
 6.8%     Energy
15.4%     Finance
13.5%     Health Care
 6.6%     Producer Manufacturing
 6.2%     Software
21.5%     Technology
 6.6%     Utilities
12.3%     Other

*    As a percentage of total common stock.
++   Holdings are as of October 31, 2000 and are subject to change.

Investment Allocation**++
--------------------------------------------------------------------------------

                                  [PIE CHART]

14.9%     Repurchase Agreement
85.1%     Common Stock

**   As a percentage of total investments.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       11

--------------------------------------------------------------------------------
Select Growth and Income Portfolio
--------------------------------------------------------------------------------

The Select Growth and Income Portfolio ("Portfolio") seeks reasonable growth and income. The Portfolio invests principally in equity securities, including convertible securities that provide dividend or interest income. However, the Portfolio may also invest in non-income-producing investments for potential appreciation in value. The Portfolio emphasizes U.S. stocks with large market capitalizations.

Portfolio Manager:
Michael Kagan

[PHOTO]

Assumed management:
August 14, 2000

Investment experience:
More than 15 years

Background: Joined Smith Barney Asset Management in 2000 and has been with Salomon Brothers Asset Management since 1994. Prior to joining Salomon, Mike helped manage two hedge funds, Bentley and Zweig Advisors.

Education: BA, Economics, Harvard University; attended the MIT Sloan School of Management.

Special Shareholder Notice
On August 14, 2000, Michael Kagan assumed the day-to-day management of the Portfolio. Michael has been with Salomon Brothers Asset Management since 1994. Michael has more than 15 years of experience in the securities business.

Portfolio Update
For the year ended October 31, 2000, the Select Growth and Income Portfolio returned 6.86%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 6.08% for the same period.

The Portfolio own stocks in large companies, typically over $10 billion in size. The Portfolio owns a mixture of growth and value stocks. As indicated by its name, the Portfolio's return may comprise capital appreciation, "growth," and a significant dividend, "income." And while no guarantees can be given, the gross dividend yield/2/ of the Portfolio, before expenses, should exceed that of the market.

The Portfolio seeks to own high-quality companies with strong balance sheets. We carefully examine the accounting procedures of the companies that the Portfolio invests in, and we will not purchase the stocks of companies whose accounting we consider to be aggressive. The Portfolio is highly diversified, with industry exposure similar to that of the market.

---------
/1/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

---------
/2/ Dividend yield is the annual percentage of return that an investor receives on either common or preferred stock. The yield is based on the amount of the dividend divided by the market price (at the time of purchase) of the stock.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                       Select Growth and Income Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End       Income     Capital Gain     Total
Year Ended                     of Year      of Year    Dividends   Distributions   Returns+
=============================================================================================
10/31/00                       $10.10        $10.77       $0.02         $0.00        6.86%
---------------------------------------------------------------------------------------------
9/15/99* -- 10/31/99            10.00         10.10        0.00          0.00        1.00++
=============================================================================================
  Total                                                   $0.02         $0.00
=============================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

---------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------
Year Ended 10/31/00                                                                  6.86%
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                            7.00
=============================================================================================

---------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                            7.93%
=============================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       13

--------------------------------------------------------------------------------
Select Growth and Income Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Select Growth and Income Portfolio
vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         September 1999 -- October 2000

                                 [LINE GRAPH]

                      Select Growth
                   and Income Portfolio      Standard & Poor's 500 Index
Sep 15, 99                 10,000                     10,000

10/99                      10,100                     10,633

1/00                        10332                     10,911

4/00                        10693                     11,397

7/00                        10392                     11,259

Oct 31, 2000               10,793                     11,278


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*++
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 5.6%     Consumer Non-Durables
18.9%     Electronic Technology
 8.1%     Energy Minerals
17.9%     Finance
 8.2%     Health Technology
10.1%     Retail Trade
 5.6%     Software
11.6%     Technology Services
 3.1%     Utilities
10.9%     Other

*    As a percentage of total common stock.
++   Holdings are as of October 31, 2000 and are subject to change.

Investment Allocation**++
--------------------------------------------------------------------------------

                                  [PIE CHART]

 0.9%     Convertible Corporate Bonds
47.0%     Common Stock
52.1%     Repurchase Agreements

**   As a percentage of total investments.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Government Portfolio
--------------------------------------------------------------------------------

The Select Government Portfolio ("Portfolio") seeks high current return consistent with the preservation of capital. The Portfolio invests primarily in government debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities./1/ These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government-guaranteed, mortgage-related securities are backed by the full faith and credit of the U.S. Treasury; some are supported by the right of the issuer to borrow from the U.S. government; and some are backed only by the credit of the issuer itself.

Portfolio Manager:
James E. Conroy

[PHOTO]

Assumed management:
September 15, 1999

Investment experience:
More than 24 years

Background: Joined E. F. Hutton Co. Inc. in 1983. Formerly a portfolio manager for Equitable Asset Management and I.N.A. Securities.

Education: B.A., Economics, Muhlenberg College

Portfolio Update
For the year ended October 31, 2000, the Select Government Portfolio returned 6.55%. In comparison, the Lehman Brothers Government/Corporate Bond Index/2/ returned 6.46% for the same period.

Further signs of moderating economic data and concern surrounding higher oil prices prompted a flattening of the yield curve./3/ The feeling is that the Federal Reserve Board ("Fed") may need to begin considering monetary easing. Moreover, recent bond market activity concerned itself with renewed corporate bond supply and an eye toward corporate earnings announcements.

We believe that the issues mentioned are a potentially negative factor for the bond market. Going forward through the first quarter of 2001, we believe the Fed may begin the easing process resulting in lower short-term interest rates.

The chart below shows the yields from U.S. Treasuries during the period under review.

Yields from U.S. Treasuries                    10/31/00         10/31/99
---------------------------                    --------         --------
   3-Month Treasury Bill                         6.38%            5.11%
   2-Year Treasury Note                          5.92             5.82
   5-Year Treasury Note                          5.81             5.98
   10-Year Treasury Note                         5.76             6.05
   30-Year Treasury Bond                         5.79             6.18

The commentaries provided on pages 3 through 15 represent the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 18 through 35 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

---------
/1/ Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.

---------
/2/ The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate, fixed-rate debt issues. Please note an investor cannot invest directly in an index.
/3/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       15

--------------------------------------------------------------------------------
                          Select Government Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income     Capital Gain     Total
Period Ended                  of Period    of Period    Dividends   Distributions   Returns+
=============================================================================================
10/31/00                       $10.13        $10.62       $0.16         $0.00        6.55%
---------------------------------------------------------------------------------------------
9/15/99* -- 10/31/99            10.00         10.13        0.00          0.00        1.30++
=============================================================================================
  Total                                                   $0.16         $0.00
=============================================================================================

It is the Portfolio's policy to dividends and annually. distribute capital gains, if any,

---------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------
Year Ended 10/31/00                                                                  6.55%
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                            7.00
=============================================================================================

---------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------
9/15/99* through 10/31/00                                                            7.93%
=============================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Government Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Select Government Portfolio
vs. Lehman Brothers Government Index+
--------------------------------------------------------------------------------
                         September 1999 -- October 2000

                                 [LINE GRAPH]

                           Select         Lehman Brothers
                    Government Portfolio  Government Index
Sep 15, 99                  10,000              10,000

10/99                       10,130              10,016

1/00                         9,808               9,951

4/00                        10,184              10,241

7/00                        10,478              10,531

Oct 31, 2000                10,793              10,820

+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Lehman Brothers Government Index includes U.S. treasuries and agencies with maturities of one year or greater having a minimum outstanding principal of $100 million and are only fixed coupon securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Investment Allocation as of October 31, 2000*
--------------------------------------------------------------------------------

                                  [PIE CHART]

100.0%    U.S. Government Obligations

* As a percentage of total investments. Please note holdings are subject to change.

U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       17

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 2000
--------------------------------------------------------------------------------
                           Select Small Cap Portfolio

  SHARES        SECURITY                                                 VALUE
================================================================================
COMMON STOCK -- 52.1%
Auto & Transportation -- 1.1%
     1,700      American Axle & Manufacturing Holdings, Inc.*          $ 21,144
       417      CNF Transportation, Inc.                                 11,129
       400      Cognex Corp.*                                            13,400
     1,700      Copart, Inc.*+                                           25,606
       681      Mesaba Holdings, Inc.*+                                   7,363
       351      SkyWest, Inc.+                                           17,725
--------------------------------------------------------------------------------
                                                                         96,367
--------------------------------------------------------------------------------
Broadcast Media -- 0.7%
     1,100      The Ackerley Group, Inc.                                 11,413
       600      Citadel Communications Corp.*                             7,275
       300      Radio One, Inc.*+                                         2,381
       600      Radio One, Inc., Class D Shares*+                         4,809
       800      Westwood One, Inc.*+                                     15,150
       627      XO Communications, Inc.*+                                21,151
--------------------------------------------------------------------------------
                                                                         62,179
--------------------------------------------------------------------------------
Computer Software -- 1.9%
       900      AppliedTheory Corp.*                                      4,275
       900      BindView Development Corp.*                               7,031
     1,000      Exchange Applications, Inc.*+                             3,203
       300      Informatica Corp.*+                                      28,350
       300      Mercury Interactive Corp.*+                              33,300
       200      Micromuse, Inc.*+                                        33,937
       900      MicroStrategy, Inc.*+                                    21,544
       712      Mynd Corp.*+                                              9,078
       400      Open Market, Inc.*+                                       1,325
       600      Peregrine Systems, Inc.*+                                14,400
       800      Remedy Corp.*+                                           13,700
--------------------------------------------------------------------------------
                                                                        170,143
--------------------------------------------------------------------------------
Consumer Discretionary -- 8.5%
     1,166      99 Cents Only Stores*+                                   26,162
       773      Apollo Group, Inc., Class A Shares*                      30,244
       800      AppleBee's International, Inc.                           24,162
       610      Bebe Stores Inc.*                                         9,302
       712      Borders Group, Inc.*                                      9,879
       996      CEC Entertainment, Inc.*                                 31,747
       930      Church & Dwight Co., Inc.                                18,367
       356      Claire's Stores, Inc.                                     7,164
       691      Complete Business Solutions, Inc.*+                       7,169
     1,000      Cost Plus, Inc.*+                                        28,000
       500      CoStar Group Inc.*+                                      15,625
       732      Cox Radio, Inc., Class A Shares*+                        16,653
       981      The Dial Corp.+                                          10,975
       526      Dollar Tree Stores, Inc.*+                               20,599
       752      Emmis Communications Corp., Class A Shares*+             20,116
       813      Ethan Allen Interiors Inc.+                              23,780
       996      Furniture Brands International, Inc.*+                   16,807

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Consumer Discretionary -- 8.5% (continued)
       417      Houghton Mifflin Co.+                                  $ 15,351
       554      International Game Technology*+                          20,290
     1,078      Jack In The Box Inc.*+                                   26,411
       834      Jones Apparel Group, Inc.*+                              23,196
       661      Linens `n Things, Inc.*+                                 20,326
     1,100      The Men's Wearhouse, Inc.*+                              32,175
     1,100      On Assignment, Inc.*+                                    27,706
       376      Outback Steakhouse, Inc.*+                               10,716
       534      Performance Food Group Co.*+                             21,627
       800      Plexus Corp.*+                                           50,450
       732      Pre-Paid Legal Services, Inc.*+                          32,117
       300      Quanta Services, Inc.*+                                   9,319
       529      Regis Corp.+                                              8,001
       874      Ross Stores, Inc.+                                       11,526
       371      Sotheby's Holdings, Inc., Class A  Shares+               10,087
     2,100      The Source Information Management Co.*+                  11,550
     1,200      Spherion Corp.*+                                         14,250
     1,000      TeleTech Holdings, Inc.*+                                27,750
       498      Tupperware Corp.+                                         8,528
       518      United Stationers, Inc.*+                                15,572
     1,900      WMS Industries Inc.*+                                    42,275
--------------------------------------------------------------------------------
                                                                        755,974
--------------------------------------------------------------------------------

Consumer Staples -- 0.4%
     1,917      The Earthgrains Co.+                                     38,819
--------------------------------------------------------------------------------

Electronic -- Components -- 4.2%
       800      Alpha Industries, Inc.*                                  31,900
       300      ANADIGICS, Inc.*                                          6,712
       905      C-Cube Microsystems Inc.*                                17,647
       800      Credence Systems Corp.*+                                 15,000
       200      Cree, Inc.*+                                             19,850
       600      Dallas Semiconductor Corp.+                              23,775
       400      DuPont Photomasks, Inc.*+                                22,450
       800      In Focus Systems, Inc.*+                                 35,350
     1,200      Kulicke & Soffa Industries, Inc.*+                       17,625
     1,000      Lattice Semiconductor Corp.*+                            29,188
       600      Micrel, Inc.*+                                           27,150
     1,200      NETsilicon, Inc.*+                                       17,025
       263      QLogic Corp.*+                                           25,445
     1,200      Sensormatic Electronics Corp.*+                          21,600
       700      TranSwitch, Corp.*+                                      40,425
       600      TriQuint Semiconductor, Inc.*+                           22,988
--------------------------------------------------------------------------------
                                                                        374,130
--------------------------------------------------------------------------------

Finance -- 3.7%
     2,038      AmeriCredit Corp.*                                       54,771
       234      Astoria Financial Corp.                                   8,775
       379      Commerce Bancorp Inc.                                    22,953
       361      Dain Rauscher Corp.+                                     33,866
     1,159      Doral Financial Corp.+                                   20,717

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Finance -- 3.7% (continued)
       564      Eaton Vance Corp.+                                     $ 28,094
       341      The FINOVA Group, Inc.+                                     874
       538      Greater Bay Bancorp+                                     17,519
       696      HSB Group Inc.+                                          27,536
       482      Hudson United Bancorp+                                   10,785
       838      Metris Cos., Inc.+                                       27,130
     1,027      North Fork Bancorporation, Inc.+                         20,733
       600      Pinnacle Holdings Inc.*+                                  9,450
       447      Radian Group Inc.+                                       31,681
       346      Southwest Securities Group, Inc.+                         9,775
--------------------------------------------------------------------------------
                                                                        324,659
--------------------------------------------------------------------------------

Health Care -- 12.3%
       400      Abgenix, Inc.*                                           31,550
       312      Affymetrix, Inc.*                                        17,277
       400      Alkermes, Inc.*                                          14,825
     1,100      Aphton Corp.*                                            33,000
       935      Bergen Brunswig Corp., Class A Shares                     8,473
     5,700      Caremark Rx, Inc.*                                       71,250
       700      Cephalon, Inc.*                                          37,537
     1,200      CONMED Corp.*+                                           17,625
       727      Cooper Cos., Inc.+                                       25,990
       400      COR Therapeutics, Inc.*+                                 22,600
       700      Cytyc Corp.*+                                            41,562
       200      Diagnostic Products Corp.+                                9,125
       800      Emisphere Technologies, Inc.*+                           20,250
       100      Enzo Biochem, Inc.*+                                      3,850
       788      Enzon, Inc.*+                                            56,145
       269      Gilead Sciences Inc.*+                                   23,134
       352      Human Genome Sciences, Inc.*+                            31,114
       600      ImClone Systems Inc.*+                                   32,813
       500      Incyte Genomics, Inc.*+                                  18,313
     2,213      King Pharmaceuticals, Inc.*+                             99,170
     1,621      Ligand Pharmaceuticals, Inc., Class B Shares*+           24,112
       895      Medicis Pharmaceuticals Corp., Class A Shares*+          65,894
       260      MedQuist Inc.*+                                           2,925
     1,100      Mentor Corp.+                                            19,388
       620      Millennium Pharmaceuticals, Inc.*+                       44,989
       800      Neose Technologies, Inc.*+                               28,950
       534      Ocular Sciences, Inc.*+                                   6,608
     1,139      Omnicare, Inc.+                                          19,932
     1,200      Orthodontic Centers of America, Inc.*+                   40,050
     1,446      Pharmaceutical Product Development Inc.*+                45,278
       900      Pharmacopeia, Inc.*+                                     16,425
     1,154      PSS World Medical, Inc.*+                                 3,462
       651      Res-Care, Inc.*+                                          3,581
     1,500      Respironics, Inc.*+                                      29,438
     3,777      SICOR Inc.*+                                             48,393
       630      STERIS Corp.*+                                            9,450


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Health Care -- 12.3% (continued)
       895      Sybron International Corp.*+                           $ 22,151
       615      Transkaryotic Therapies, Inc.*+                          22,909
       259      Universal Health Services, Inc., Class B Shares+         21,724
--------------------------------------------------------------------------------
                                                                      1,091,262
--------------------------------------------------------------------------------

Internet Content -- 2.1%
       790      Avocent Corp.*                                           56,041
     1,400      AXENT Technologies, Inc.*                                26,862
       700      Digital Island*+                                          8,837
       900      Globix Corp.*+                                            9,113
     2,100      Juno Online Services, Inc.*+                              5,578
       800      SonicWALL, Inc.*+                                        11,950
       800      StarMedia Network, Inc.*+                                 4,900
       800      Verity, Inc.*+                                           18,800
       750      VerticalNet Inc.*+                                       20,918
       151      Walt Disney Internet Group*+                              1,161
       500      WatchGuard Technologies, Inc.*+                          25,000
--------------------------------------------------------------------------------
                                                                        189,160
--------------------------------------------------------------------------------

Materials & Processing -- 3.1%
     2,008      Airgas, Inc.*                                            13,554
     1,300      Astec Industries, Inc.*                                  13,406
       564      Centex Construction Products, Inc.                       14,629
       579      Cousins Properties, Inc.+                                15,054
       971      Encompass Services Corp.*+                                4,430
       412      Federal Realty Investment Trust+                          7,931
       124      Huttig Building Products, Inc.*+                            543
       595      NL Industries, Inc.+                                     14,057
       402      NVR Inc.*+                                               41,567
       457      Reckson Associates Realty Corp.+                         10,340
       341      The Rouse Co.+                                            8,418
       900      Spartech Corp.+                                          13,894
     1,098      Stillwater Mining Co.*+                                  31,842
       305      USG Corp.+                                                5,204
       559      Vornado Realty Trust+                                    19,460
     1,900      Waste Connections, Inc.*+                                48,569
     1,083      Wausau-Mosinee Paper Corp.+                               9,476
--------------------------------------------------------------------------------
                                                                        272,374
--------------------------------------------------------------------------------

Other Energy -- 1.7%
       818      Barrett Resources Corp.*                                 29,755
       691      Basin Exploration Inc.*                                  13,690
       498      Ocean Energy, Inc.*+                                      6,910
     1,612      Plains Resources Inc.*+                                  30,830
       854      R&B Falcon Corp.*+                                       21,350
       800      Swift Energy Co.*+                                       26,000
     1,800      Unit Corp.*+                                             23,963
--------------------------------------------------------------------------------
                                                                        152,498
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Producer Durables -- 2.1%
       854      C&D Technology, Inc.                                   $ 50,493
       849      CommScope Inc.*+                                         21,490
       341      Jacobs Engineering Group, Inc.*+                         14,109
       600      Lennar Corp.+                                            19,275
       722      Manitowoc Co., Inc.+                                     19,629
       951      Mettler - Toledo International Inc.*+                    44,400
       650      Nordson Corp.+                                           18,647
--------------------------------------------------------------------------------
                                                                        188,043
--------------------------------------------------------------------------------

Technology -- 8.8%
       574      ADTRAN, Inc.*                                            21,812
     1,091      American Management Systems, Inc.*                       23,593
       874      Amkor Technology, Inc.*                                  19,392
       767      Aspen Technology, Inc.*                                  31,687
     1,392      AVT Corp.*                                                8,743
       386      Black Box Corp.*                                         25,428
       793      CACI International Inc., Class A Shares*                 16,356
       513      Carrier Access Corp.*                                     6,412
       290      CIBER, Inc.*                                              2,266
       680      Cognizant Technology Solutions Corp.*                    27,880
       600      Coherent, Inc.*                                          20,887
       800      Commerce One, Inc.*+                                     51,350
       630      Cypress Semiconductor  Corp.*+                           23,586
       493      Diamond Technology Partners, Inc.*+                      22,000
       835      Dycom Industries, Inc.*+                                 31,417
       300      Emulex Corp.*+                                           44,062
       100      hi/fn, Inc.*+                                             6,175
       835      iGATE Capital Corp.*+                                     4,227
       200      JNI Corp.*+                                              17,813
     1,532      Lam Research Corp.*+                                     29,683
       823      MasTec, Inc.*+                                           23,816
     2,155      Mentor Graphics Corp.*+                                  50,508
       300      Netro Corp.*+                                             6,544
       411      Powerwave Technologies, Inc.*+                           19,779
     3,200      Quantum Corp.*+                                          36,600
       900      RadiSys Corp.*+                                          23,850
       700      Rare Medium Group, Inc.*+                                 3,238
       600      Sanchez Computer Associates, Inc.*+                       9,638
       500      SanDisk Corp.*+                                          26,867
       696      Sawtek, Inc.*+                                           35,409
       361      SCM Microsystems, Inc.*+                                 13,718
       437      Visual Networks, Inc.*+                                   1,611
     1,164      Wind River Systems Inc.*+                                47,797
       235      WorldGate Communications, Inc.*+                          4,392
       534      Xircom, Inc.*+                                            7,543
       879      Zebra Technologies Corp.*+                               38,511
--------------------------------------------------------------------------------
                                                                        784,590
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Telecommunications & Equipment -- 1.1%
       700      Advanced Fibre Communications, Inc.*                 $   22,794
       900      DMC Stratex Networks, Inc.*+                             20,812
       500      InterDigital Communication Corp.*+                        5,469
       500      Leap Wireless International, Inc.*+                      24,875
     1,200      Mpower Communications Corp.*+                             7,800
       500      MRV Communications, Inc.*+                               19,750
--------------------------------------------------------------------------------
                                                                        101,500
--------------------------------------------------------------------------------

Utilities -- 0.4%
       995      Intermedia Communications, Inc.*+                        22,014
       925      ITC/DeltaCom, Inc.*+                                      7,487
       351      US LEC Corp., Class A Shares*+                            2,106
--------------------------------------------------------------------------------
                                                                         31,607
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $4,733,528)                                  4,633,305
================================================================================
 FACE
AMOUNT                            SECURITY                              VALUE
================================================================================

U.S. GOVERNMENT OBLIGATIONS -- 4.8%
                U.S. Treasury Bills:
$  165,000          5.910% due 12/14/00+                                163,830
    90,000          5.960% due 12/14/00+                                 89,360
    45,000          5.980% due 12/14/00+                                 44,678
    30,000          6.015% due 12/14/00+                                 29,784
   100,000          6.040% due 12/14/00+                                 99,279
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost -- $426,931)                                      426,931
================================================================================
                SUB-TOTAL INVESTMENTS
                (Cost -- $5,160,459)                                  5,060,236
================================================================================

REPURCHASE AGREEMENTS -- 43.1%
 1,845,000      Goldman Sachs & Co., 6.550% due 11/1/00;
                    Proceeds at maturity-- $1,845,336; (Fully
                    collateralized by U.S. Treasury Notes & Bonds,
                    3.625% to 12.750% due 2/28/02 to 8/15/26;
                    Market value -- $1,881,902)                       1,845,000
 1,982,000      Morgan Stanley Dean Witter & Co., 6.500% due
                    11/1/00; Proceeds at maturity -- $1,982,358;
                    (Fully collateralized by U.S. Treasury Notes,
                    4.750% to 7.875% due 2/28/03 to 11/15/04;
                    Market value-- $2,031,479)                        1,982,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $3,827,000)                                  3,827,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $8,987,459**)                               $8,887,236
================================================================================

 *  Non-income producing security.
 + This security has been segregated for open futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           Select Mid Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

COMMON STOCK -- 77.6%
Commercial Services -- 2.7%
     3,370      Advent Software, Inc.*                                 $201,568
     2,650      Convergys Corp.*                                        115,441
     6,898      FactSet Research Systems, Inc.+                         261,227
--------------------------------------------------------------------------------
                                                                        578,236
--------------------------------------------------------------------------------

Consumer Durables -- 3.7%
     5,560      Electronic Arts, Inc.*+                                 278,000
     5,150      Harley-Davidson, Inc.                                   248,166
     2,085      SPX Corp.*+                                             257,758
--------------------------------------------------------------------------------
                                                                        783,924
--------------------------------------------------------------------------------

Consumer Non-Durables -- 2.2%
     4,347      Keebler Foods Co.                                       176,053
     8,000      The Pepsi Bottling Group, Inc.                          277,000
--------------------------------------------------------------------------------
                                                                        453,053
--------------------------------------------------------------------------------

Consumer Services -- 3.6%
     3,550      Cablevision Systems Corp., Class A Shares*              264,475
     3,750      Entercom Communications Corp.*                          146,953
     2,000      Gemstar -- TV Guide International, Inc.*                137,125
     6,430      Imax Corp.*                                              31,346
     4,400      Univision Communications, Inc.*                         168,300
--------------------------------------------------------------------------------
                                                                        748,199
--------------------------------------------------------------------------------

Electronic Components -- 1.4%
     2,200      National Semiconductor Corp.*                            57,200
     3,275      Vitesse Semiconductor Corp.*                            229,045
--------------------------------------------------------------------------------
                                                                        286,245
--------------------------------------------------------------------------------

Energy -- 2.1%
     3,450      Anadarko Petroleum Corp.                                220,973
     5,765      Newfield Exploration Co.*                               217,629
--------------------------------------------------------------------------------
                                                                        438,602
--------------------------------------------------------------------------------

Finance -- 16.2%
     6,730      ACE Ltd.+                                               264,152
     4,895      Ambac Financial Group, Inc.+                            390,682
     9,165      Annuity and Life Re  Holdings, Ltd.+                    252,610
     4,550      Arthur J. Gallagher & Co.                               287,219
     3,500      Capital One Financial Corp.                             220,937
     3,630      Commerce Bancorp, Inc.+                                 219,842
     2,450      Concord EFS, Inc.*                                      101,216
     2,200      Countrywide Credit  Industries, Inc.                     82,363
     5,400      IndyMac Mortgage Holdings Inc.                          112,725
     1,000      Lehman Brothers Holdings Inc.                            64,500
     3,350      Marshall & Ilsley Corp.                                 151,797
     6,154      Nationwide Financial Services, Inc.                     299,238
     6,200      North Fork Bancorporation, Inc.                         125,162
     2,100      Providian Financial Corp.                               218,400
     1,170      State Street Corp.                                      145,946


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Finance -- 16.2% (continued)
     2,380      Stilwell Financial, Inc.                             $  106,654
     3,147      Waddell & Reed Financial, Inc.                          100,327
     3,425      XL Capital Ltd., Class A Shares                         263,297
--------------------------------------------------------------------------------
                                                                      3,407,067
--------------------------------------------------------------------------------

Health Care - Drugs -- 8.1%
     2,050    Affymetrix, Inc.*                                         113,519
     3,030    Chiron Corp.*                                             131,237
     2,175    Forest Laboratories, Inc.*                                288,188
     1,820    Genentech, Inc.*                                          150,150
     3,500    IVAX Corp.*                                               152,250
     2,475    MedImmune, Inc.*                                          161,803
     3,300    Millennium Pharmaceuticals, Inc.*                         239,456
     4,385    Sepracor, Inc.*+                                          298,728
     3,425    Stryker Corp.                                             161,403
--------------------------------------------------------------------------------
                                                                      1,696,734
--------------------------------------------------------------------------------

Health Care - Services -- 1.4%
     2,540      Wellpoint Health Networks Inc.*                         297,021
--------------------------------------------------------------------------------

Industrial Services -- 5.7%
     4,100      The AES Corp.*                                          231,650
     3,280      BJ Services Co.*                                        171,995
     3,280      Calpine Corp.*                                          258,915
     3,230      Cooper Cameron Corp.*                                   176,035
     5,630      Diamond Offshore Drillings, Inc.                        194,587
     4,400      Weatherford International, Inc.*                        160,600
--------------------------------------------------------------------------------
                                                                      1,193,782
--------------------------------------------------------------------------------

Process Industries -- 0.9%
     5,000      Ecolab Inc.                                             195,938
--------------------------------------------------------------------------------

Producer Manufacturing -- 2.4%
     3,950      Cintas Corp.                                            183,181
     4,150      Grant Prideco, Inc.*                                     77,034
     6,481      Molex Inc., Class A Shares                              254,784
--------------------------------------------------------------------------------
                                                                        514,999
--------------------------------------------------------------------------------

Retail -- 2.6%
    10,000      Bed Bath & Beyond, Inc.*                                258,125
     2,530      Best Buy Co., Inc.*                                     126,974
     4,075      Dollar Tree Stores, Inc.*                               159,434
--------------------------------------------------------------------------------
                                                                        544,533
--------------------------------------------------------------------------------

Technology -- 18.0%
     7,450      ADC Telecommunications, Inc.*                           159,244
     2,080      Applied Micro Circuits Corp.*                           158,860
       325      Avanex Corp.*                                            33,008
        65      Avici Systems Inc.*                                       2,819
     5,500      Citrix Systems, Inc.*                                   121,688
     5,850      Fiserv, Inc.*+                                          306,759
        35      Inrange Technologies Corp., Class B Shares*               1,282
     4,505      Intuit Inc.*                                            276,776

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series-- Select Portfolios                        25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

Technology -- 18.0% (continued)
     4,890      Jabil Circuit, Inc.*                                  $ 279,036
       430      Juniper Networks, Inc.*                                  83,850
     3,100      L-3 Communications Holdings, Inc.*                      204,406
     2,360      Lexmark International Group, Inc., Class A Shares*       96,760
     3,400      Linear Technology Corp.                                 219,513
     2,475      Maxim Integrated Products, Inc.*                        164,123
        70      McDATA Corp., Class B Shares*                             5,835
     1,975      Mercury Interactive Corp.*                              219,225
     2,100      Novellus Systems, Inc.*                                  85,969
       115      ONI Systems Corp.*                                        9,322
     2,175      Sanmina Corp.*                                          248,630
     2,520      Siebel Systems, Inc.*                                   264,443
     2,400      Symbol Technologies, Inc.                               109,050
     1,780      Teradyne, Inc.*                                          55,625
     1,435      VERITAS Software Corp.*                                 202,357
     3,750      Waters Corp.*+                                          272,109
       110      webMethods, Inc.*                                         9,776
     2,600      Xilinx, Inc.*                                           188,338
--------------------------------------------------------------------------------
                                                                      3,778,803
--------------------------------------------------------------------------------

Telecommunications -- 2.6%
     1,150      Amdocs Ltd.*                                             74,534
       815      COLT Telecom Group PLC, Sponsored ADR*                  106,459
     1,150      Comverse Technology, Inc.*                              128,512
       165      Corvis Corp.*                                            10,828
     4,500      Covad Communications Group, Inc.*                        23,766
     2,400      Time Warner Telecom Inc., Class A Shares*               143,100
     1,790      Tycom Ltd.*                                              59,965
--------------------------------------------------------------------------------
                                                                        547,164
--------------------------------------------------------------------------------

Transportation -- 0.8%
     7,400      Knightsbridge Tanker Ltd.                               159,563
--------------------------------------------------------------------------------

Utilities -- 3.2%
     2,975      The Coastal Corp.                                       224,427
     6,800      Dynegy, Inc., Class A Shares                            314,925
     4,000      Montana Power Co.                                       113,000
       950      Southern Energy, Inc.*                                   25,888
--------------------------------------------------------------------------------
                                                                        678,240
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost-- 15,163,632)                                  16,302,103
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

 FACE
AMOUNT                            SECURITY                              VALUE
================================================================================

REPURCHASE AGREEMENTS -- 22.4%
$4,629,000      Goldman Sachs & Co., 6.550% due 11/1/00;
                    Proceeds at maturity -- $ 4,629,842;
                    (Fully collateralized by U.S. Treasury
                    Notes & Bonds, 3.625% to 12.750% due
                    2/28/02 to 8/15/26;
                    Market value -- $4,721,585)                     $ 4,629,000
    72,000      Morgan Stanley Dean Witter & Co., 6.500%
                    due 11/1/00; Proceeds at maturity --
                    $ 72,013; (Fully collateralized by
                    U.S. Treasury Notes, 4.750% to 7.875%
                    due 2/28/03 to 11/15/04;
                    Market value-- $73,797)                              72,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost-- $4,701,000)                                   4,701,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost-- $19,864,632**)                              $21,003,103
================================================================================

 *  Non-income producing security.
 + This security has been segregated for open futures contracts commitments. ** Aggregate cost for Federal income tax purpose is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                             Select Growth Portfolio

  SHARES                          SECURITY                              VALUE
================================================================================

COMMON STOCK -- 85.1%

Consumer Durables -- 1.5%
     7,250      Electronic Arts, Inc.*                               $  362,500
     3,006      SPX Corp.*                                              371,617
--------------------------------------------------------------------------------
                                                                        734,117
--------------------------------------------------------------------------------

Consumer Non-Durables -- 5.0%
    11,200      The Coca-Cola Co.                                       676,200
     3,950      Colgate-Palmolive Co.                                   232,102
     4,210      The Gillette Co.                                        146,824
     2,750      Keebler Foods Co.                                       111,375
     5,050      Kimberly Clark Corp.                                    333,300
     2,150      McDonald's Corp.                                         66,650
     7,500      PepsiCo, Inc.                                           363,281
     7,850      The Procter & Gamble Co.                                560,784
--------------------------------------------------------------------------------
                                                                      2,490,516
--------------------------------------------------------------------------------

Consumer Services -- 4.5%
     3,450      Cendant Corp.*                                           41,400
     3,560      Clear Channel Communications, Inc.*                     213,823
     7,600      Cox Communications, Inc.*                               334,875
     9,450      Time Warner Inc.                                        717,349
     1,450      United Parcel Service, Inc., Class B Shares              88,087
     8,881      Viacom Inc., Class A Shares*                            505,106
     8,400      The Walt Disney Co.                                     300,825
--------------------------------------------------------------------------------
                                                                      2,201,465
--------------------------------------------------------------------------------

Energy -- 5.8%
     7,542      BP Amoco PLC, Sponsored ADR                             384,171
     2,300      Chevron Corp.                                           188,888
     1,500      Duke Energy Corp.                                       129,656
       800      Dynegy Inc.                                              37,050
     2,600      Enron Corp.                                             213,363
     1,400      Exelon Corp.                                             84,175
    12,878      Exxon Corp.                                           1,148,557
     7,950      Royal Dutch Petroleum Co., NY Shares                    472,031
     2,800      Total Fina Elf SA                                       200,550
--------------------------------------------------------------------------------
                                                                      2,858,441
--------------------------------------------------------------------------------

Finance -- 13.1%
     5,450      Ace Ltd.                                                213,913
     8,600      AMBAC Financial Group, Inc.                             686,388
     9,950      American International Group, Inc.                      975,100
    10,700      Annuity and Life Re (Holdings), Ltd.                    294,919
     6,400      AXA Financial, Inc.                                     346,000
     4,900      Bank of America Corp.                                   235,506
     8,450      Capital One Financial Corp.                             533,406
    14,350      The Chase Manhattan Corp.                               652,925
     2,800      Countrywide Credit Industries,Inc.                      104,825
     3,900      Fannie Mae                                              300,300
    13,180      IndyMac Mortgage Holdings, Inc.*                        275,133
     1,800      Lehman Brothers Holdings Inc.                           116,100

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            Select Growth Portfolio

     SHARES                       SECURITY                              VALUE
================================================================================
Finance -- 13.1% (continued)
          4,150    Morgan Stanley Dean Witter & Co.               $      333,297
          4,526    Providian Financial Corp.                             470,704
          7,450    Wells Fargo Co.                                       345,028
          7,625    XL Capital Ltd.                                       586,172
--------------------------------------------------------------------------------
                                                                       6,469,716
--------------------------------------------------------------------------------
Health Care -- 11.5%
          3,410    Affymetrix, Inc.*                                     188,829
          4,450    American Home Products Corp.                          282,575
          7,050    Bristol-Myers Squibb Co.                              429,609
          4,825    Eli Lilly & Co.                                       431,234
          4,300    Genentech, Inc.*                                      354,750
          6,900    Johnson & Johnson                                     635,663
         14,950    Merck & Co., Inc.                                   1,344,566
         29,825    Pfizer Inc.                                         1,288,067
          7,900    Pharmacia Corp.                                       434,500
          4,435    Sepracor Inc.*                                        302,134
--------------------------------------------------------------------------------
                                                                       5,691,927
--------------------------------------------------------------------------------
Industrial Services -- 1.9%
         11,350    The AES Corp.*                                        641,275
          7,950    Halliburton Co.                                       294,646
--------------------------------------------------------------------------------
                                                                         935,921
--------------------------------------------------------------------------------
Insurance -- 1.2%
          8,400    AFLAC Inc.                                            613,725
--------------------------------------------------------------------------------
Producer Manufacturing -- 5.6%
          2,800    Alcoa, Inc.                                            80,325
         35,880    General Electric Co.                                1,966,673
          3,150    Minnesota Mining & Manufacturing Co.                  304,368
          7,700    Tyco International Ltd.                               436,493
--------------------------------------------------------------------------------
                                                                       2,787,859
--------------------------------------------------------------------------------
Retail -- 4.4%
          4,876    The Home Depot, Inc.                                  209,668
          4,400    The Kroger Co.*                                        99,275
          2,550    Lowe's Cos., Inc.                                     116,503
          5,050    Safeway Inc.*                                         276,172
         12,750    Target Corp.                                          352,218
         11,250    The TJX Cos., Inc.                                    306,563
         17,750    Wal-Mart Stores, Inc.                                 805,406
--------------------------------------------------------------------------------
                                                                       2,165,805
--------------------------------------------------------------------------------
Software -- 5.2%
         18,930    Microsoft Corp.*                                    1,303,804
         32,300    Oracle Corp.*                                       1,065,900
          1,540    VERITAS Software Corp.*                               217,164
--------------------------------------------------------------------------------
                                                                       2,586,868
--------------------------------------------------------------------------------
Technology -- 18.3%
         14,200    America Online, Inc.*+                                716,106
          4,150    Applied Materials, Inc.*                              220,469


                   See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series-- Select Portfolios                        29

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            Select Growth Portfolio

      SHARES                    SECURITY                               VALUE
================================================================================
Technology -- 18.3% (continued)
    30,550    Cisco Systems, Inc.*+                                   $1,645,881
     6,250    Compaq Computer Corp.                                      190,062
     6,800    Corning Inc.                                               520,200
     7,200    Dell Computer Corp.*                                       212,400
    13,650    EMC Corp.*                                               1,215,703
     3,480    Hewlett-Packard Co.                                        161,603
    24,168    Intel Corp.                                              1,087,560
     6,650    International Business Machines Corp.                      655,025
     4,600    Lexmark International Group, Inc.,
               Class A Shares*                                           188,600
     6,300    Linear Technology Corp.                                    406,744
     7,961    Lucent Technologies Inc.                                   185,591
    10,200    Sun Microsystems, Inc.*                                  1,130,925
     5,200    Xilinx, Inc.*                                              376,675
     1,850    Yahoo! Inc.*                                               108,456
--------------------------------------------------------------------------------
                                                                       9,022,000
--------------------------------------------------------------------------------
Telecommunications & Equipment -- 1.2%
     4,200    Nokia Oyj, Sponsored ADR                                   179,550
     8,600    Nortel Networks Corp.                                      391,300
--------------------------------------------------------------------------------
                                                                         570,850
--------------------------------------------------------------------------------
Transportation -- 0.3%
     6,250    Knightsbridge Tankers Ltd.                                 134,766
--------------------------------------------------------------------------------
Utilities -- 5.6%
     9,237    AT&T Corp.                                                 214,183
     2,350    AT&T Wireless Group*                                        58,603
     8,025    Qwest Communications International Inc.*                   390,216
    17,400    SBC Communications Inc.                                  1,003,763
     6,850    Sprint Corp. (PCS Group)*                                  261,156
     9,265    Verizon Communications                                     535,633
    13,500    WorldCom, Inc.*                                            320,625
--------------------------------------------------------------------------------
                                                                       2,784,179
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost-- $41,635,741)                                    42,048,155
================================================================================

          FACE
         AMOUNT                 SECURITY                               VALUE
================================================================================
REPURCHASE AGREEMENT -- 14.9%

$7,372,000    Goldman, Sachs & Co., 6.550% due 11/1/00;
              Proceeds at maturity -- $7,373,341; (Fully
              collateralized by U.S. Treasury Notes &
              Bonds, 3.625% to 12.750% due 2/28/02 to
              8/15/26; Market value -- $7,519,448)
              (Cost -- $7,372,000)                                     7,372,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $49,007,741**)                                $49,420,155
================================================================================

 * Non-income producing security.
 + This security has been segregated for open futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

  SHARES                    SECURITY                                    VALUE
================================================================================
COMMON STOCK -- 47.0%
Airlines -- 0.3%
            400    AMR Corp.*                                         $   13,100
          1,800    Southwest Airlines Co.                                 51,300
--------------------------------------------------------------------------------
                                                                          64,400
--------------------------------------------------------------------------------
Consumer Durables -- 0.2%
            937    General Motors Corp., Class H Shares*                  30,359
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.6%
          1,100    The Coca-Cola Co.                                      66,412
            600    Johnson Controls, Inc.                                 35,775
          1,900    Kimberly-Clark Corp.                                  125,400
          2,200    PepsiCo, Inc.                                         106,562
          2,500    Philip Morris Cos., Inc.                               91,563
          1,700    UPM - Kymmene Oyj, Sponsored ADR                       49,725
--------------------------------------------------------------------------------
                                                                         475,437
--------------------------------------------------------------------------------
Consumer Services -- 0.4%
          2,300    McDonald's Corp.                                       71,300
--------------------------------------------------------------------------------
Electronic Technology -- 8.9%
            600    Adobe Systems Inc.                                     45,637
            900    Analog Devices, Inc.*                                  58,500
            800    Applied Materials, Inc.*                               42,500
            600    Celestica, Inc.*                                       43,125
          4,300    Cisco Systems, Inc.*                                  231,662
          1,500    Compaq Computer Corp.                                  45,615
            600    Corning, Inc.                                          45,900
            900    EMC Corp.*                                             80,156
          1,900    Emerson Electric Co.                                  139,531
          1,000    General Dynamics Corp.                                 71,563
          2,600    General Electric Co.                                  142,513
          1,400    Hewlett-Packard Co.                                    65,013
            200    Inrange Technologies Corp.*                             7,325
          4,300    Intel Corp.                                           193,500
          1,400    International Business Machines Corp.                 137,900
          2,400    Motorola, Inc.                                         59,850
            600    National Semiconductor Corp.*                          15,600
            700    SCI Systems, Inc.*                                     30,100
          1,100    Seagate Technology, Inc.*                              76,862
            500    Sun Microsystems, Inc.*                                55,437
            500    Texas Instruments, Inc.                                24,531
--------------------------------------------------------------------------------
                                                                       1,612,820
--------------------------------------------------------------------------------
Energy Minerals -- 3.8%
            600    Air Products & Chemicals, Inc.                         22,388
            800    Amerada Hess Corp.                                     49,600
          1,300    Coastal Corp.                                          98,069
            800    Duke Energy Corp.                                      69,150
          1,200    Exxon Mobil Corp.                                     107,025




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       31

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      Select Growth and Income Portfolio

      SHARES                        SECURITY                             VALUE
================================================================================
Energy Minerals -- 3.8% (continued)
            700    Royal Dutch Petroleum Co., Sponsored ADR           $   41,563
          4,300    Total Fina Elf SA, Sponsored ADR                      307,988
--------------------------------------------------------------------------------
                                                                         695,783
--------------------------------------------------------------------------------
Finance -- 8.4%
          1,400    American Express Co.                                   84,000
          1,600    American International Group, Inc.                    156,800
          1,400    Bank of America Corp.                                  67,288
          5,000    The Bank of New York Co., Inc.                        287,812
          2,400    Capital One Financial Corp.                           151,500
          1,800    Chase Manhattan Corp.                                  81,900
            300    Chubb Corp.                                            25,331
            500    Comerica Inc.                                          30,156
            600    Fannie Mae                                             46,200
          2,500    Fleet Boston Financial Corp.                           95,000
            400    Freddie Mac                                            24,000
            600    The Goldman Sachs Group, Inc.                          59,888
            500    J.P. Morgan & Co., Inc.                                82,750
            400    Merrill Lynch & Co., Inc.                              28,000
          1,400    Morgan Stanley Dean Witter & Co.                      112,437
            800    Paine Webber Group, Inc.                               57,000
          1,100    PNC Financial Services Group                           73,563
            300    UnionBanCal Corp.                                       6,300
          1,400    Washington Mutual, Inc.                                61,600
--------------------------------------------------------------------------------
                                                                       1,531,525
--------------------------------------------------------------------------------
   Health Services -- 1.2%
          3,400    HCA - The Healthcare Co.                              135,788
            700    Wellpoint Health Networks Inc.*                        81,856
--------------------------------------------------------------------------------
                                                                         217,644
--------------------------------------------------------------------------------
   Health Technology -- 3.9%
            700    Abbott Laboratories                                    36,969
            200    American Home Products Corp.                           12,700
            300    Baxter International Inc.                              24,656
            700    Biogen, Inc.*                                          42,131
          1,200    Bristol-Myers Squibb Co.                               73,125
            400    Eli Lilly & Co.                                        35,750
            800    Johnson & Johnson                                      73,700
          1,700    Merck & Co., Inc.                                     152,894
          1,900    Mylan Laboratories Inc.                                53,200
          2,500    Pfizer Corp.                                          107,969
            200    Schering-Plough Corp.                                  10,338
          1,300    Watson Pharmaceuticals, Inc.*                          81,331
--------------------------------------------------------------------------------
                                                                         704,763
--------------------------------------------------------------------------------
Non-Energy Minerals -- 1.3%
          6,800    Alcoa, Inc.                                           195,075
          1,000    Phelps Dodge Corp.                                     46,750
--------------------------------------------------------------------------------
                                                                         241,825
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      Select Growth and Income Portfolio

         SHARES                  SECURITY                                VALUE
================================================================================
   Processing Industries -- 0.3%
            500    OM Group, Inc.                                   $     23,125
          3,000    PolyOne Corp.                                          23,625
            500    The Sherwin-Williams Co.                               10,844
--------------------------------------------------------------------------------
                                                                          57,594
--------------------------------------------------------------------------------
   Producer Manufacturing -- 0.7%
          1,000    SPX Corp.*                                            123,625
--------------------------------------------------------------------------------
   Real Estate -- 0.7%
            300    Avalonbay Communities, Inc.                            13,781
            600    Boston Properties, Inc.                                24,300
            500    CarrAmerica Realty Corp.                               14,781
          1,400    Equity Office Properties Trust                         42,175
            500    Equity Residential Properties Trust                    23,531
            200    Spieker Properties, Inc.                               11,075
--------------------------------------------------------------------------------
                                                                         129,643
--------------------------------------------------------------------------------
   Retail Trade -- 4.7%
          6,500    Costco Wholesale Corp.*                               238,062
          7,300    Federated Department Stores, Inc.*                    237,706
          1,800    The Home Depot, Inc.                                   77,400
            600    Lowe's Cos., Inc.                                      27,413
          5,100    Safeway, Inc.*                                        278,906
--------------------------------------------------------------------------------
                                                                         859,487
--------------------------------------------------------------------------------
   Software -- 2.6%
            300    BEA Systems, Inc.*                                     21,525
          4,125    Microsoft Corp.*                                      284,109
          2,600    Oracle Corp.*                                          85,800
            800    Siebel Systems, Inc.*                                  83,950
--------------------------------------------------------------------------------
                                                                         475,384
--------------------------------------------------------------------------------
   Technology Services -- 5.5%
          1,700    America Online, Inc.*                                  85,731
          4,000    AT&T Corp. - Liberty Media Corp.*                      72,000
          2,800    Atmel Corp.*                                           41,825
          1,400    Automatic Data Processing, Inc.                        91,437
          1,200    Electronic Data Systems Corp.                          56,325
          2,800    Genuity, Inc.*                                         15,400
          3,200    The News Corp. Ltd.                                   115,800
            144    Sabre Holdings Corp.*                                   4,815
          2,400    SBC Communications, Inc.                              138,450
          1,000    Unisys Corp.*                                          12,750
          1,000    UnitedGlobalCom Inc.*                                  31,812
          4,000    Verizon Communications                                231,250
          4,100    WorldCom, Inc.                                         97,375
--------------------------------------------------------------------------------
                                                                         994,970
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       33

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      Select Growth and Income Portfolio

       SHARES                        SECURITY                          VALUE
================================================================================
Utilities -- 1.5%
            800    DTE Energy Co.                                    $    28,900
          1,300    Edison International                                   31,037
          1,000    Enron Corp.                                            82,063
          1,100    Exelon Corp.                                           66,138
            600    PG&E Corp.                                             16,163
          1,100    TXU Corp.                                              40,769
--------------------------------------------------------------------------------
                                                                         265,070
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $8,194,825)                               8,551,629
================================================================================
        FACE
       AMOUNT                  SECURITY                                 VALUE
================================================================================
CONVERTIBLE CORPORATE BONDS -- 0.9%
Diversified Operations -- 0.1%
        $25,000    Hutchison Whampoa Ltd., 2.875% due 9/15/03+            26,547
--------------------------------------------------------------------------------
Technology Services -- 0.8%
        110,000    NTL (Delaware), Inc., 5.750% due 12/15/09              70,538
         75,000    Verizon Communications, 5.750% due 4/1/03              72,281
--------------------------------------------------------------------------------
                                                                         142,819
--------------------------------------------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost -- $168,261)                                        169,366
================================================================================
               SUB-TOTAL INVESTMENTS
               (Cost -- $8,363,086)                                    8,720,995
================================================================================
REPURCHASE AGREEMENTS -- 52.1%
      4,045,000    Goldman, Sachs & Co., 6.550% due 11/1/00;
                   Proceeds at maturity-- $4,045,736; (Fully
                   collateralized by U.S. Treasury Notes & Bonds,
                   3.625% to 12.750% due 2/28/02 to 8/15/26;
                   Market value--$4,125,904)                           4,045,000
      5,429,000    Morgan Stanley Dean Witter & Co., 6.500%
                   due 11/1/00; Proceeds at maturity-- $5,429,980;
                   (Fully collateralized by U.S. Treasury Notes,
                   4.750% to 7.875% due 2/28/03 to 11/15/04;
                   Market value--$5,564,531)                           5,429,000
--------------------------------------------------------------------------------
                    TOTAL REPURCHASE AGREEMENTS
                    (Cost -- $9,474,000)                               9,474,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $17,837,086**)                          $18,194,995
================================================================================
 *  Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                          Select Government Portfolio

   FACE
  AMOUNT                            SECURITY                           VALUE
================================================================================

U.S. GOVERNMENT OBLIGATIONS -- 100.0%
$5,000,000   U.S. Treasury Notes, 6.000% due 8/15/09
             (Cost -- $4,956,250*)                                   $5,053,450
================================================================================
* Aggregate cost for Federal income tax  purposes is substantially the same.



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       35

--------------------------------------------------------------------------------
Statements of Assets and  Liabilities                           October 31, 2000
--------------------------------------------------------------------------------

                                               Select           Select           Select              Select            Select
                                              Small Cap         Mid Cap          Growth            Growth and        Government
                                              Portfolio        Portfolio        Portfolio       Income Portfolio     Portfolio
====================================================================================================================================
ASSETS:
  Investments, at cost                          $5,160,459      $15,163,632      $41,635,741     $ 8,363,086          $4,956,250
  Repurchase agreements, at cost                 3,827,000        4,701,000        7,372,000       9,474,000                  --
====================================================================================================================================
  Investments, at value                         $5,060,236      $16,302,103      $42,048,155     $ 8,720,995          $5,053,450
  Repurchase agreements, at value                3,827,000        4,701,000        7,372,000       9,474,000                  --
  Cash                                                 216              334              777             118                  --
  Dividends and interest receivable                  1,038           11,490           24,803           8,615              63,587
  Receivable from broker -
     variation margin                              109,200           48,375           29,000              --                  --
  Receivable for Fund shares sold                  328,335          597,610          269,786         111,649               6,034
  Receivable for securities sold                    64,891               --               --              --                  --
  Receivable from manager                           18,807           25,557           25,987          16,225              51,404
------------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                   9,409,723       21,686,469       49,770,508      18,331,602           5,174,475
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                  40,438          212,561           76,314         209,010                  --
  Payable to bank                                       --               --               --              --              88,619
  Payable for Fund shares purchased                     --           14,242            2,847           2,933              60,083
  Accrued expenses                                  34,992           40,506           60,963          30,802              30,113
------------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                 75,430          267,309          140,124         242,745             178,815
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                $9,334,293      $21,419,160      $49,630,384     $18,088,857          $4,995,660
====================================================================================================================================
NET ASSETS:
  Par value of shares of
       beneficial interest                      $    8,460      $    14,794      $    40,892     $    16,789          $    4,703
  Capital paid in excess of par value            8,939,459       20,148,563       49,516,305      17,719,514           4,684,228
  Undistributed net investment income                   --           46,320           63,306          86,795             209,529
   Accumulated net realized gain (loss)
       from security transactions and
       futures contracts                           666,461          103,950         (491,227)        (92,150)                 --
  Net unrealized appreciation
       (depreciation) of investments and
       futures contracts                          (280,087)       1,105,533          501,108         357,909              97,200
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                $9,334,293      $21,419,160      $49,630,384     $18,088,857          $4,995,660
====================================================================================================================================
Shares Outstanding                                 846,018        1,479,418        4,089,238       1,678,885             470,331
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                     $11.03           $14.48           $12.14          $10.77              $10.62
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
36                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                      Select         Select           Select            Select              Select
                                                    Small Cap       Mid Cap           Growth          Growth and          Government
                                                    Portfolio      Portfolio        Portfolio      Income Portfolio       Portfolio
====================================================================================================================================
INVESTMENT INCOME:
   Dividends                                        $ 18,022        $   31,978       $ 102,309         $ 54,427            $     --
   Interest                                           43,313            78,528         106,443           93,082             303,545
   Less: Foreign withholding tax                         (51)               --            (751)             (10)                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                            61,284           110,506         208,001          147,499             303,545
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                  47,934            49,370         113,202           44,203              30,476
   Shareholder communications                         29,410            16,926          35,875           22,167              25,764
   Audit and legal                                    24,169            29,420          24,569           23,494              16,788
   Shareholder and system servicing fees              18,416            18,413          15,330           17,304              18,852
   Custody                                            11,115            22,079          24,836            2,198                 300
   Registration fees                                   2,043             4,938          10,275            4,364                  --
   Trustees' fees                                      1,150               975           1,267              872                 656
   Other                                               1,395               425          10,774            6,804              11,609
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                    135,632           142,546         236,128          121,406             104,445
   Less: Investment advisory fee waiver
     and expense reimbursement (Note 2)              (71,372)          (79,789)        (92,376)         (65,219)            (63,486)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                       64,260            62,757         143,752           56,187              40,959
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                          (2,976)           47,749          64,249           91,312             262,586
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions
       (excluding short-term securities)             833,008            83,220        (486,815)         (90,237)                 --
     Futures contracts                                41,264            86,456              --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                          874,272           169,676        (486,815)         (90,237)                 --
------------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments
   and Futures Contracts:
     Beginning of year                               142,646            93,912         253,697           29,436              39,500
     End of year                                    (280,087)        1,105,533         501,108          357,909              97,200
------------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)                    (422,733)        1,011,621         247,411          328,473              57,700
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
   and Futures Contracts                             451,539         1,181,297        (239,404)         238,236              57,700
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   From Operations                                  $448,563        $1,229,046       $(175,155)        $329,548            $320,286
====================================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       37

--------------------------------------------------------------------------------
Statements of Changes in Net Assets          For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                   Select            Select          Select             Select              Select
                                                  Small Cap          Mid Cap         Growth           Growth and         Government
                                                  Portfolio         Portfolio       Portfolio      Income Portfolio       Portfolio
====================================================================================================================================
OPERATIONS:
        Net investment income (loss)             $    (2,976)      $    47,749     $    64,249      $    91,312         $   262,586
        Net realized gain (loss)                     874,272           169,676        (486,815)         (90,237)                 --
        Change in net unrealized
        appreciation (depreciation)                 (422,733)        1,011,621         247,411          328,473              57,700
------------------------------------------------------------------------------------------------------------------------------------
        Increase (Decrease) in Net Assets
         From Operations                             448,563         1,229,046        (175,155)         329,548             320,286
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
        Net investment income                        (23,683)           (5,008)         (5,012)          (7,000)            (79,999)
        Net realized gains                            (1,386)               --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
        Decrease in Net Assets From
         Distributions to Shareholders               (25,069)           (5,008)         (5,012)          (7,000)            (79,999)

------------------------------------------------------------------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS
   (NOTE 10):
        Net proceeds from sale of shares           9,868,192        21,023,534      51,115,794       17,989,875           3,177,400
        Net asset value of shares issued
         for reinvestment of dividends                25,069             5,008           5,012            7,000              79,999
        Cost of shares reacquired                 (5,945,205)       (3,865,070)     (6,583,806)      (3,275,942)         (3,568,453)
------------------------------------------------------------------------------------------------------------------------------------

        Increase (Decrease) in Net Assets
         From Fund Share Transactions              3,948,056        17,163,472      44,537,000       14,720,933            (311,054)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets               4,371,550        18,387,510      44,356,833       15,043,481             (70,767)


   NET ASSETS:
        Beginning of year                          4,962,743         3,031,650       5,273,551        3,045,376           5,066,427
------------------------------------------------------------------------------------------------------------------------------------
        End of year*                             $ 9,334,293       $21,419,160     $49,630,384      $18,088,857         $ 4,995,660
====================================================================================================================================
   *    Includes undistributed
         net investment income of:                        --           $46,320         $63,306          $86,795            $209,529
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
38                                            2000 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)                                          For the Period Ended October 31, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Select         Select             Select           Select             Select
                                                 Small Cap        Mid Cap            Growth         Growth and         Government
                                                 Portfolio       Portfolio         Portfolio     Income Portfolio      Portfolio
====================================================================================================================================
   OPERATIONS:
     Net investment income                        $   23,683        $    3,579      $    4,069       $    2,483          $   26,942
     Net realized loss                              (203,449)          (65,726)         (4,412)          (1,913)                 --
     Increase in net unrealized
        appreciation                                 142,646            93,912         253,697           29,436              39,500
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
        From Operations                              (37,120)           31,765         253,354           30,006              66,442
------------------------------------------------------------------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS
   (NOTE 10):
     Net proceeds from sale of shares              5,145,506         3,152,203       5,250,450        3,201,467           5,031,042
     Cost of shares reacquired                      (145,643)         (152,318)       (230,253)        (186,097)            (31,057)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                    4,999,863         2,999,885       5,020,197        3,015,370           4,999,985
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets                          4,962,743         3,031,650       5,273,551        3,045,376           5,066,427

   NET ASSETS:
     Beginning of period                                  --                --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
     End of period*                               $4,962,743        $3,031,650      $5,273,551       $3,045,376          $5,066,427
====================================================================================================================================
   * Includes undistributed
     net investment income of:                       $23,683            $3,579          $4,069           $2,483             $26,942
====================================================================================================================================

(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       39

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Select Small Cap, formerly known as Select Emerging Growth, Select Mid Cap, Select Growth, Select Growth and Income, and Select Government Portfolios ("Portfolios") are separate investment funds of the Smith Barney Investment Series ("Trust"), formerly known as the Concert Investment Series. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and three other separate investment portfolios:
Smith Barney Large Cap Core Fund, formerly known as the Growth Fund, Smith Barney Growth and Income Fund, formerly known as Growth and Income Fund, and Smith Barney International Aggressive Growth Fund, formerly known as International Equity Fund. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Trust are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Select Small Cap Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended,

--------------------------------------------------------------------------------
40                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Select Mid Cap Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment advisor to the Trust.

The Select Small Cap, Select Mid Cap, Select Growth, and Select Growth and Income Portfolios pay SSBC an investment advisory fee calculated at an annual rate of 0.75% of their average daily net assets and the Select Government Portfolio pays SSBC an investment advisory fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly. For the year ended October 31, 2000, SSBC waived all of its investment advisory fees for the Select Small Cap, Select Mid Cap, Select Growth and Income and Select Government Portfolios and $92,376 for the Select Growth Portfolio. In addition, expenses were reimbursed in the amounts of $23,438, $30,419, $21,016 and $33,010 for the Select Small Cap, Select Mid Cap, Select Growth and Income, and Select Government Portfolios, respectively.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2000, SSB and it's affiliates, received brokerage commissions of $943.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolios paid transfer agent fees of $25,000 to CFTC.

All officers and one Trustee of the Portfolios are employees of SSB.

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                Purchases               Sales
================================================================================
Select Small Cap Portfolio                     $ 3,850,423           $4,726,587
--------------------------------------------------------------------------------
Select Mid Cap Portfolio                        15,888,931            3,415,459
--------------------------------------------------------------------------------
Select Growth Portfolio                         41,824,761            4,388,010
--------------------------------------------------------------------------------
Select Growth and Income Portfolio               8,945,932            3,468,972
--------------------------------------------------------------------------------
Select Government Portfolio                             --                   --
================================================================================

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       41

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                     Net Unrealized
                                                                                                      Appreciation
                                               Appreciation                  Depreciation            (Depreciation)
===================================================================================================================
Select Small Cap Portfolio                      $1,056,490                   $(1,156,713)                $ (100,223)
-------------------------------------------------------------------------------------------------------------------
Select Mid Cap Portfolio                         1,817,329                      (678,858)                 1,138,471
-------------------------------------------------------------------------------------------------------------------
Select Growth Portfolio                          2,829,943                    (2,417,529)                   412,414
-------------------------------------------------------------------------------------------------------------------
Select Growth and Income Portfolio                 794,842                      (436,933)                   357,909
-------------------------------------------------------------------------------------------------------------------
Select Government Portfolio                         97,200                             --                    97,200
===================================================================================================================

4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the following Portfolios had open futures contracts:

Select Small Cap Portfolio
                                    # of                                    Basis          Market           Unrealized
Purchased Contracts               Contracts           Expiration            Value           Value              Loss
=======================================================================================================================
Russell 2000 Futures                 16                   12/00           $4,183,864     $4,004,000           $(179,864)
=======================================================================================================================
Select Mid Cap Portfolio
                                     # of                                   Basis          Market           Unrealized
Purchased Contracts               Contracts            Expiration           Value           Value              Loss
=======================================================================================================================
Mid Cap 400 Futures                   9                   12/00           $2,378,563     $2,345,625            $(32,938)
=======================================================================================================================
Select Growth Portfolio
                                     # of                                   Basis          Market           Unrealized
Purchased Contracts               Contracts            Expiration           Value          Value               Gain
=======================================================================================================================
S&P 500 Futures                       4                   12/00           $1,351,506     $1,440,200             $88,694
=======================================================================================================================

--------------------------------------------------------------------------------
42                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Option Contracts

The Portfolios may from time to time enter into option contracts.

Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolios held no purchased call or put option contracts.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolios did not enter into any written call or put option contracts.


7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       43

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, the Portfolios did not hold any TBA securities.


9. Capital Loss Carryforward

At October 31, 2000, the Select Growth Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $50,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                                   2007                    2008
================================================================================
Carryforward Amounts                              $4,000                 $46,000
================================================================================

10. Shares of Beneficial Interest

At October 31, 2000, the Trust had an unlimited number of shares authorized with a par value of $0.01 per share.

Transactions in shares of each Portfolio were as follows:

                                        Year Ended              Period Ended
                                     October 31, 2000        October 31, 1999(a)
================================================================================
Select Small Cap Portfolio
Shares sold                                847,622                    515,061
Shares issued on reinvestment                2,043                         --
Shares reacquired                         (503,679)                   (15,029)
--------------------------------------------------------------------------------
Net Increase                               345,986                    500,032
================================================================================
Select Mid Cap Portfolio
Shares sold                              1,481,655                    315,703
Shares issued on reinvestment                  426                         --
Shares reacquired                         (302,494)                   (15,872)
--------------------------------------------------------------------------------
Net Increase                             1,179,587                    299,831
================================================================================
Select Growth Portfolio
Shares sold                              4,140,876                    525,358
Shares issued on reinvestment                  424                         --
Shares reacquired                         (554,063)                   (23,357)
--------------------------------------------------------------------------------
Net Increase                             3,587,237                    502,001
================================================================================
(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

--------------------------------------------------------------------------------
 44                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                              Year Ended        Period Ended
                                           October 31, 2000  October 31, 1999(a)
================================================================================
Select Growth and Income Portfolio
Shares sold                                    1,691,973             320,772
Shares issued on reinvestment                        647                  --
Shares reacquired                               (315,226)            (19,281)
Net Increase                                   1,377,394             301,491
--------------------------------------------------------------------------------
Select Government Portfolio
Shares sold                                      306,687             503,093
Shares issued on reinvestment                      8,163                  --
Shares reacquired                               (344,523)             (3,089)
--------------------------------------------------------------------------------
Net Increase (Decrease)                          (29,673)            500,004
================================================================================
(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       45

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Select Small Cap Portfolio                                  2000/(1)/ 1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                            $9.92   $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment income (loss)/(3)/                        (0.01)    0.05
     Net realized and unrealized gain (loss)                   1.17    (0.13)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                            1.16    (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                                    (0.05)      --
     Net realized gains                                       (0.00)*     --
--------------------------------------------------------------------------------
Total Distributions                                           (0.05)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $11.03    $9.92
--------------------------------------------------------------------------------
Total Return                                                  11.64%   (0.80)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                               $9,334   $4,963
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses/(3)(4)/                                          1.00%    1.00%+
     Net investment income (loss)                             (0.05)    3.96+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                          69%       0%
===============================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. The Advisor also reimbursed expenses of $23,438 and $15,763 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                           Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases      Expense Reimbursements
                               -------------------      ----------------------
                                   2000     1999            2000        1999
                                 -------  -------         -------     -------
    Select Small Cap Portfolio    $0.13    $0.04           2.12%       4.38%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.
 *  Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
46                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Select Mid Cap Portfolio                            2000/(1)/         1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                   $10.11          $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(3)/                          0.09            0.01
   Net realized and unrealized gain                    4.30            0.10
--------------------------------------------------------------------------------
Total Income From Operations                           4.39            0.11
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.02)             --
--------------------------------------------------------------------------------
Total Distributions                                   (0.02)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                         $14.48          $10.11
--------------------------------------------------------------------------------
Total Return                                          43.43%           1.10%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $21,419          $3,032
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)(4)/                                    0.95%           0.95%+
   Net investment income                               0.72            1.00+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  58%              8%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $30,419 and $13,182 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                            Expense Ratios
                            Net Investment Income     Without Fee Waivers and/or
                             Per Share Decreases        Expense Reimbursements
                             -------------------        ----------------------
                                2000     1999              2000        1999
                               ------   ------            ------      ------
Select Mid Cap Portfolio       $0.15    $0.05              2.14%       5.35%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       47

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Select Growth Portfolio                               2000/(1)/     1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                      $10.51         $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(3)/                             0.05           0.01
   Net realized and unrealized gain                       1.59           0.50
--------------------------------------------------------------------------------
Total Income From Operations                              1.64           0.51
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.01)            --
--------------------------------------------------------------------------------
Total Distributions                                      (0.01)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $12.14         $10.51
--------------------------------------------------------------------------------
Total Return                                             15.61%          5.10%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $49,630         $5,274
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)(4)/                                       0.95%          0.95%+
   Net investment income                                  0.42           0.67+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     30%             6%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                          Expense Ratios
                         Net Investment Income      Without Fee Waivers and/or
                          Per Share Decreases         Expense Reimbursements
                          -------------------         ----------------------
                             2000      1999              2000         1999
                            ------    ------            ------       ------
Select Growth Portfolio     $0.07     $0.05              1.55%       5.00%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
48                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Select Growth and Income Portfolio                   2000/(1)/       1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                      $10.10         $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(3)/                             0.16           0.01
   Net realized and unrealized gain                       0.53           0.09
--------------------------------------------------------------------------------
Total Income From Operations                              0.69           0.10
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.02)            --
--------------------------------------------------------------------------------
Total Distributions                                      (0.02)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $10.77         $10.10
--------------------------------------------------------------------------------
Total Return                                              6.86%          1.00%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $18,089         $3,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)(4)/                                       0.95%          0.95%+
   Net investment income                                  1.54           0.69+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     72%             1%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $21,016 and $12,636 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                                Net Investment Income Without Fee Waivers and/or
                                 Per Share Decreases    Expense Reimbursements
                                 -------------------    ----------------------
                                    2000       1999        2000       1999
                                    ----       ----        -----      ----
    Select Growth and
      Income Portfolio              $0.12      $0.05       2.05%      5.22%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       49

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the year ended October 31:

Select Government Portfolio                           2000/(1)/       1999/(2)/
================================================================================
Net Asset Value, Beginning of Year                     $10.13          $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income/(3)/                             0.53            0.05
  Net realized and unrealized gain                       0.12            0.08
--------------------------------------------------------------------------------
Total Income From Operations                             0.65            0.13
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.16)             --
--------------------------------------------------------------------------------
Total Distributions                                     (0.16)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $10.62         $ 10.13
--------------------------------------------------------------------------------
Total Return                                             6.55%           1.30%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $4,996         $ 5,066
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                                       0.80%           0.80%+
  Net investment income                                  5.19            4.36+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     0%              0%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $33,010 and $14,291 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                            Expense Ratios
                            Net Investment Income     Without Fee Waivers and/or
                             Per Share Decreases        Expense Reimbursements
                             -------------------        ----------------------
                               2000        1999           2000         1999
                               ----        ----           ----         ----
Select Government Portfolio   $0.13       $0.04          2.06%        3.73%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
50                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of the Smith Barney Investment Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select Small Cap Portfolio, Select Mid Cap Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio and Select Government Portfolio (five of the portfolios constituting the Smith Barney Investment Series) as of October 31, 2000, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the period from September 15, 1999 (commencement of operations) to October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Select Small Cap Portfolio, Select Mid Cap Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio and Select Government Portfolio as of October 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 7, 2000

--------------------------------------------------------------------------------
The Smith Barney Investment Series -- Select Portfolios                       51

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

The following October 31, 2000 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders:

     Select Small Cap Portfolio.........................    0.15%
     Select Mid Cap Portfolio...........................    5.88
     Select Growth Portfolio............................  100.00
     Select Growth and Income Portfolio.................   54.57

The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

     Select Small Cap Portfolio.........................    4.17%
     Select Government Portfolio........................   99.37

--------------------------------------------------------------------------------
52                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Series
--------------------------------------------------------------------------------

Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Pettit

Officers
Heath B. McLendon
Chairman

John Richards
President

Lewis E. Daidone
Senior Vice President and Treasurer

Sandip A. Bhagat, CFA
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Michael Kagan
Vice President and Investment Officer

Lawrence B. Weissman, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor and Administrator
SSB Citi Fund Management LLC

Custodian
PFPC Trust Company

This report is submitted for the general information of the shareholders of The Smith Barney Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust, which contains information concerning the Trust's investment policies and expenses as well as other pertinent information.

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